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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-32216) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 45

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 48


                       VANGUARD VARIABLE INSURANCE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
           ON APRIL 30, 2007, PURSUANT TO PARAGRAPH (B) OF RULE 485.


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VANGUARD/(R)/ VARIABLE INSURANCE FUND
>  Prospectus


April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

SHORT-TERM
INVESTMENT-GRADE PORTFOLIO

TOTAL BOND MARKET INDEX PORTFOLIO

HIGH YIELD BOND PORTFOLIO

BALANCED PORTFOLIO

EQUITY INCOME PORTFOLIO

DIVERSIFIED VALUE PORTFOLIO

TOTAL STOCK MARKET INDEX PORTFOLIO

EQUITY INDEX PORTFOLIO

MID-CAP INDEX PORTFOLIO

GROWTH PORTFOLIO

CAPITAL GROWTH PORTFOLIO

SMALL COMPANY GROWTH PORTFOLIO

INTERNATIONAL PORTFOLIO

REIT INDEX PORTFOLIO



This prospectus contains financial data for the Portfolios through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

An Introduction to
Vanguard Variable           1       More on the Portfolios                 29
Insurance Fund
-------------------------------------------------------------------------------
Vanguard Portfolio          1       More on the Money Market Portfolio     29
Profiles
-------------------------------------------------------------------------------
 Money Market Portfolio     1       More on the Bond Portfolios            30
-------------------------------------------------------------------------------
 Short-Term
 Investment-Grade           3       More on the Balanced Portfolio         34
 Portfolio
-------------------------------------------------------------------------------
 Total Bond Market Index    5       More on the Stock Portfolios           35
 Portfolio
-------------------------------------------------------------------------------
 High Yield Bond            7       Additional Information                 44
 Portfolio
-------------------------------------------------------------------------------
 Balanced Portfolio         9       Turnover Rate                          46
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 Equity Income Portfolio   11       The Portfolios and Vanguard            47
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 Diversified Value         13       Investment Advisors                    47
 Portfolio
-------------------------------------------------------------------------------
 Total Stock Market        15       Taxes                                  53
 Index Portfolio
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 Equity Index Portfolio    17       Share Price                            53
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 Mid-Cap Index             18       Financial Highlights                   54
 Portfolio/1/
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 Growth Portfolio          20       General Information                    63
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 Capital Growth            22       Glossary of Investment Terms           64
 Portfolio
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 Small Company Growth      23
 Portfolio
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 International Portfolio   25
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 REIT Index Portfolio/1/   26
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 1









WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Portfolio of Vanguard Variable Insurance Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide which portfolio, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.


/(1)/[MSCI LOGO]

AN INTRODUCTION TO VANGUARD VARIABLE INSURANCE FUND

This prospectus explains the investment objectives, policies, strategies, and risks associated with the 15 Portfolios that make up Vanguard Variable Insurance Fund (the Fund). The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through a contract offered by an insurance company.

Following this introductory section you'll find Portfolio Profiles. The Profiles summarize important facts about each Portfolio, including information about its investment objective, policies, strategies, risks, past performance, and operating costs.

Each Portfolio of Vanguard Variable Insurance Fund is separate from any other Vanguard mutual fund, even when a Portfolio and a fund have the same investment objective and advisor. Each Portfolio's investment performance will differ from the performance of any other Vanguard fund because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about share pricing and Financial Highlights for each Portfolio.


A Note on Fees
As an investor in any of the Portfolios, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolios appears in the Portfolio Profiles following this introduction. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



PORTFOLIO PROFILE--MONEY MARKET PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Money Market Portfolio.


INVESTMENT OBJECTIVE
The Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.



PRIMARY INVESTMENT POLICIES
The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.


PRIMARY RISKS
The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio's performance could be hurt by:

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

2

.. Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests only in securities that are considered to be of high quality.

.. Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry.
Because the Portfolio invests more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.


An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                       1997        5.55%
                       1998        5.50
                       1999        5.18
                       2000        6.47
                       2001        4.35
                       2002        1.73
                       2003        1.01
                       2004        1.26
                       2005        3.17
                       2006        5.03
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.22% (quarter ended March 31, 2004).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                               1 Year   5 Years    10 Years
----------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                           5.03%     2.43%     3.91%
----------------------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX       4.76      2.34      3.67
(reflects no deduction for fees or expenses)
----------------------------------------------------------------------------


If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 800-522-5555.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
----------------------------------------------------
Management Expenses                          0.12%
----------------------------------------------------
12b-1 Distribution Fee                       None
----------------------------------------------------
Other Expenses                               0.03%
----------------------------------------------------
Total Annual Operating Expenses              0.15%
----------------------------------------------------





The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$15             $48              $85            $192
------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--SHORT-TERM INVESTMENT-GRADE PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Short-Term Investment-Grade Portfolio.

INVESTMENT OBJECTIVE
The Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility.



PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.


PRIMARY RISKS
The Portfolio is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Portfolio's performance could be hurt by:

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Portfolio invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Portfolio because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Portfolio because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

4

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                      2000       8.17%
                      2001       7.85
                      2002       6.25
                      2003       3.55
                      2004       2.07
                      2005       2.34
                      2006       4.92
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended
September 30, 2001), and the lowest return for a quarter was -1.42% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                   1 Year         5 Years    Since Inception/1/
--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT-GRADE PORTFOLIO          4.92%           3.81%                4.70%
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5
YEAR U.S. CREDIT INDEX
(reflects no deduction
for fees or expenses)               4.69            4.52                 5.44
--------------------------------------------------------------------------------
1 Since-inception returns are from February 8, 1999--the inception date of the Portfolio--through December 31, 2006.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
----------------------------------------------------
Management Expenses                          0.11%
----------------------------------------------------
12b-1 Distribution Fee                       None
----------------------------------------------------
Other Expenses                               0.04%
----------------------------------------------------
Total Annual Operating Expenses              0.15%
----------------------------------------------------

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years      5 Years      10 Years
------------------------------------------------------
$15           $48          $85          $192
------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--TOTAL BOND MARKET INDEX PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Total Bond Market Index Portfolio.

INVESTMENT OBJECTIVE
The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index.



PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and
10 years.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.


.. Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Portfolio should be low.



Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

6

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                     1997      9.41%
                     1998      8.60
                     1999     -0.80
                     2000     11.28
                     2001      8.30
                     2002      8.31
                     2003      4.02
                     2004      4.20
                     2005      2.40
                     2006      4.40
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 4.42% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.56% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                              1 Year   5 Years   10 Years
-------------------------------------------------------------------------
TOTAL BOND MARKET INDEX PORTFOLIO              4.40%     4.65%     5.95%
-------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX           4.33      5.06      6.24
(reflects no deduction for fees or expenses)
-------------------------------------------------------------------------


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The Portfolio may charge a 0.18% portfolio transaction fee on purchases of $30 million or more by a single investor. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------------------
Management Expenses                                        0.12%
---------------------------------------------------------------------
12b-1 Distribution Fees                                    None
---------------------------------------------------------------------
Other Expenses                                             0.04%
---------------------------------------------------------------------
Total Annual Operating Expenses                            0.16%
---------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$16            $52            $90            $205
------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

PORTFOLIO PROFILE--HIGH YIELD BOND PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-High Yield Bond Portfolio.


INVESTMENT OBJECTIVE
The High Yield Bond Portfolio seeks to provide a high level of current income.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc.; have an equivalent rating by any other independent bond-rating agency; or if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities.


PRIMARY RISKS


An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Portfolio's performance could be hurt by:


.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. A Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Portfolio before you purchase shares.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

8


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                     1997      12.08%
                     1998       4.06
                     1999       2.89
                     2000      -2.06
                     2001       3.25
                     2002       1.54
                     2003      16.87
                     2004       8.53
                     2005       2.75
                     2006       8.27
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.26% (quarter ended December 31, 2000).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                             1 Year   5 Years   Ten Years
--------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                      8.27%    7.46%      5.69%
--------------------------------------------------------------------------
LEHMAN BROTHERS HIGH YIELD BOND INDEX         11.85    10.18       6.59
(reflects no deduction for fees or expenses)
--------------------------------------------------------------------------


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------------------
Management Expenses                                        0.20%
---------------------------------------------------------------------
12b-1 Distribution Fees                                    None
---------------------------------------------------------------------
Other Expenses                                             0.04%
---------------------------------------------------------------------
Total Annual Operating Expenses                            0.24%
---------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years      5 Years      10 Years
------------------------------------------------------
$25           $77          $135         $306
------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

PORTFOLIO PROFILE--BALANCED PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Balanced Portfolio.


INVESTMENT OBJECTIVE
The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income.


PRIMARY INVESTMENT STRATEGIES

The Portfolio invests 60% to 70% of its assets in dividend-paying, and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.


PRIMARY RISKS
The Portfolio is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Portfolio's bond and short-term investment holdings may counteract some of the volatility experienced by the Portfolio's stock holdings.

.. With approximately 60% to 70% of its assets allocated to stocks, the Portfolio is subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. With approximately 30% to 40% of its assets allocated to bonds, the Portfolio is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Portfolio's income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk.

.. The Portfolio is also subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

10


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]

                     1997      23.13%
                     1998      12.04
                     1999       4.32
                     2000      10.36
                     2001       4.43
                     2002      -6.72
                     2003      20.45
                     2004      11.29
                     2005       6.38
                     2006      14.96
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 12.56% (quarter ended June 30, 2003), and the lowest return for a quarter was -11.00% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                              1 Year     5 Years      10 Years
-------------------------------------------------------------------------------
BALANCED PORTFOLIO                            14.96%       8.96%         9.80%
-------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------
Standard & Poor's 500 Index                   15.79%       6.19%         8.42%
-------------------------------------------------------------------------------
Composite Stock/Bond Index /1/                11.63        6.22          8.67
-------------------------------------------------------------------------------

1 Made up of unmanaged stock/bond indexes. The stock component, which is weighted 65%, is the S&P 500 Index. The bond component, which is weighted 35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through March 31, 2000, and is based on the Lehman Brothers Credit A or Better Bond Index thereafter.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.22%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.03%
---------------------------------------------------------
Total Annual Operating Expenses                  0.25%
---------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
------------------------------------------------------------------
$26                 $80                 $141                $318
-------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

PORTFOLIO PROFILE--EQUITY INCOME PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Income Portfolio.


INVESTMENT OBJECTIVE
The Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio uses multiple investment advisors.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from mid- or large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and the average equity income fund. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.



Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                      1997      34.39%
                      1998      17.62
                      1999      -2.51
                      2000      11.37
                      2001      -3.51
                      2002     -13.76
                      2003      24.44
                      2004      13.32
                      2005       4.14
                      2006      20.70
------------------------------------------------------------
During the periods shown in the bar chart, the highest return for a calendar quarter was 14.42% (quarter ended December 31, 2003), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

12


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                               1 Year   5 Years  10 Years
-------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                        20.70%     8.85%     9.73%
-------------------------------------------------------------------------
COMPARATIVE BENCHMARKS
-------------------------------------------------------------------------
Standard & Poor's 500 Index                    15.79%     6.19%     8.42%
(reflects no deduction for fees or expenses)
-------------------------------------------------------------------------
Average Equity Income Fund/1/                  18.46      8.32      8.13
-------------------------------------------------------------------------
1 Derived from data provided by Lipper Inc.




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.25%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.03%
---------------------------------------------------------
Total Annual Operating Expenses                  0.28%
---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years    5 Years      10 Years
----------------------------------------------------
$29           $90        $157         $356
----------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

PORTFOLIO PROFILE--DIVERSIFIED VALUE PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Diversified Value Portfolio.


INVESTMENT OBJECTIVE
The Diversified Value Portfolio seeks to provide long-term capital appreciation and income.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                        2000      26.03%
                        2001       0.76
                        2002     -14.24
                        2003      31.12
                        2004      20.46
                        2005       7.61
                        2006      18.88
------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 19.79% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

14


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                   1 Year     5 Years                 Since
                                                                  Inception/1/
--------------------------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO        18.88%      11.62%                  8.56%
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX           22.25%      10.86%                  7.97%
--------------------------------------------------------------------------------
1 Since-inception returns are from February 8, 1999--the inception date of the
  Portfolio--through December 31, 2006.
2 The Portfolio's previous comparative index, the S&P 500/Barra Value Index, was discontinued effective June 30, 2006.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.37%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.03%
---------------------------------------------------------
Total Annual Operating Expenses                  0.40%
---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$41                 $128                $224                $505
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

PORTFOLIO PROFILE--TOTAL STOCK MARKET INDEX PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Total Stock Market Index Portfolio.


INVESTMENT OBJECTIVE
The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.


PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.


PRIMARY RISK
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


ANNUAL TOTAL RETURN
------------------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]

                2004    12.55%
                2005     6.13
                2006    15.52
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 10.34% (quarter ended December 31, 2004), and the lowest return for a quarter was -2.43% (quarter ended March 31, 2005).

16


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                                  Since
                                                          1 Year           Inception/1/
TOTAL STOCK MARKET INDEX PORTFOLIO                         15.52%                 15.38%
----------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
----------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                    15.87%                 15.43%
----------------------------------------------------------------------------------------------
Spliced Total Market Index/2/                              15.57                  15.39
----------------------------------------------------------------------------------------------
S&P Total Market Index                                     15.57                     --
----------------------------------------------------------------------------------------------
1    Since-inception returns are from January 8, 2003--the inception date of the
     Portfolio--through December 31, 2006.
2    Reflects the  performance of the Dow Jones  Wilshire 5000  Composite  Index
     through June 17,  2005,  and the S&P Total  Market  Index  thereafter.  The
     Portfolio  adopted the S&P Total  Market  Index as its target index on June
     18, 2005.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Portfolio Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Portfolio invests, during the Portfolio's fiscal year ended December 31, 2006. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
Management Expenses                           None
-------------------------------------------------------------------------------
12b-1 Distribution Fee                        None
-------------------------------------------------------------------------------
Other Expenses                                None
-------------------------------------------------------------------------------
Acquired Fund Fees and Expenses               0.16%/1/
Total Annual Operating Expenses               0.16%/2/
-------------------------------------------------------------------------------
1 Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds. See The Portfolio and Vanguard.
2 The Total Annual Portfolio Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses of the Portfolio and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$16                 $52                 $90                 $205
--------------------------------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

PORTFOLIO PROFILE--EQUITY INDEX PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Index Portfolio.


INVESTMENT OBJECTIVE
The Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.



ANNUAL TOTAL RETURNS
------------------------------------------------------------
[BAR CHART]
[Range -60% - 80%]
                1997     33.17%
                1998     28.68
                1999     21.05
                2000     -9.04
                2001    -12.00
                2002    -22.11
                2003     28.47
                2004     10.80
                2005      4.79
                2006     15.71
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.18% (quarter ended September 30, 2002).

18


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                 1 Year    5 Years    10 Years
-------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                            15.71%      6.10%       8.36%
-------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX                       15.79       6.19        8.42
(reflects no deduction for fees or expenses)
-------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
--------------------------------------------------------------
Management Expenses                               0.11%
--------------------------------------------------------------
12b-1 Distribution Fee                            None
--------------------------------------------------------------
Other Expenses                                    0.03%
--------------------------------------------------------------
Total Annual Expenses                             0.14%
--------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$14            $45            $79            $179
------------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--MID-CAP INDEX PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Mid-Cap Index Portfolio.


INVESTMENT OBJECTIVE
The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund-- while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[Range -60% - 80%]
                2000    17.93%
                2001    -0.53
                2002   -14.65
                2003    34.06
                2004    20.32
                2005    13.97
                2006    13.75
------------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.57% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                                      Since
                                     1 Year                5 Years                Inception/1/
MID-CAP INDEX PORTFOLIO               13.75%                 12.28%                   12.97%
-------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index    10.32%                 10.89%                   11.93%
-------------------------------------------------------------------------------------------------
Spliced Mid Cap Index/2/              13.75                  12.31                    12.85
-------------------------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index             13.75                     --                       --
-------------------------------------------------------------------------------------------------
1    The initial share  purchase date for the Portfolio was February 8, 1999, at
     which   time  all   assets   were   held  in  money   market   instruments.
     Since-inception   returns  are  from  February  9,  1999--when  performance
     measurement began--through December 31, 2006.
2    Reflects  performance of the S&P MidCap 400 Index through May 16, 2003, and performance  of the MSCI US Mid Cap 450  Index  thereafter.  The  Portfolio adopted the MSCI US Mid Cap 450 Index as its target index on May 17, 2003.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

20

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.20%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.04%
---------------------------------------------------------
Total Annual Operating Expenses                  0.24%
---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$25                 $77                 $135                $306
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--GROWTH PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Growth Portfolio.


INVESTMENT OBJECTIVE
The Growth Portfolio seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Asset concentration risk, which is the chance that the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
------------------------------------------------------------
BAR CHART
RANGE -60% to 80%


                  1997           26.64
                  1998           40.75
                  1999           22.43
                  2000          -20.01
                  2001          -31.83
                  2002          -35.89
                  2003           26.13
                  2004            7.25
                  2005           11.49
                  2006            1.91

------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                        1 YEAR   5 YEARS     10 YEARS
---------------------------------------------------------------------
GROWTH PORTFOLIO                         1.91%    -0.29%        1.60%
---------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees and expenses)
---------------------------------------------------------------------
Russell 1000 Growth Index                9.07%     2.69%        5.44%
---------------------------------------------------------------------
Standard & Poor's 500 Index              15.79      6.19         8.42
---------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
Management Expenses                              0.34%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.04%
---------------------------------------------------------
Total Annual Portfolio Expenses                  0.38%
---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$39                 $122                $213                $480
--------------------------------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

22

PORTFOLIO PROFILE--CAPITAL GROWTH PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Capital Growth Portfolio.


INVESTMENT OBJECTIVE
The Capital Growth Portfolio seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


ANNUAL TOTAL RETURNS
------------------------------------------------------------
[BAR CHART]
[Range -60% - 80%]
                2003    37.24%
                2004    17.63
                2005     7.68
                2006    11.63
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 16.63% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.89% (quarter ended March 31, 2005).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                      Since
                                                1 Year            Inception/1/
CAPITAL GROWTH PORTFOLIO                         11.63%               15.85%
----------------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX
(reflects no deduction for fees and expenses)    15.79                13.22
----------------------------------------------------------------------------------------
1    Since-inception  returns are from December 3,  2002--the  inception date of the portfolio--through December 31, 2006.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.38%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.04%
---------------------------------------------------------
Total Annual Operating Expenses                  0.42%
---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$43                 $135                $235                $530
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--SMALL COMPANY GROWTH PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Small Company Growth Portfolio.


INVESTMENT OBJECTIVE
The Small Company Growth Portfolio seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

24

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


ANNUAL TOTAL RETURN
------------------------------------------------------------
 [BAR CHART]
 [-60% to 80%]

                   1997          13.27
                   1998           7.95
                   1999          61.34
                   2000          15.80
                   2001           5.59
                   2002         -24.03
                   2003          41.07
                   2004          15.30
                   2005           6.26
                   2006          10.21
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -19.00% (quarter ended September 30, 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                               1 Year   5 Years  Ten Years
--------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                 10.21%     7.67%     13.32%
--------------------------------------------------------------------------
RUSSELL 2500 GROWTH INDEX
(reflects no deduction for fees or expenses)    12.26      7.62       7.11
--------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.35%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.03%
---------------------------------------------------------
Total Annual Operating Expenses                  0.38%
---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$39           $122       $213       $480
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

PORTFOLIO PROFILE--INTERNATIONAL PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-International Portfolio.


INVESTMENT OBJECTIVE
The International Portfolio seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The Portfolio uses multiple investment advisors.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the market, and they often perform quite differently.

.. Country risk/regional risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


ANNUAL TOTAL RETURNS
------------------------------------------------------------

  BAR CHART 1997-2006
 [ -60% to 80%]

                   1997               3.34
                   1998              18.83
                   1999              25.39
                   2000              -6.70
                   2001             -18.62
                   2002             -17.25
                   2003              34.88
                   2004              19.42
                   2005              16.31
                   2006              26.75
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.53% (quarter ended September 30, 2002).

26


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                     1 Year            5 Years            10 Years
--------------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO                               26.75              14.46               8.67%
--------------------------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX
(reflects no deduction for fees and  expenses)/1/     26.34              14.98                7.71
--------------------------------------------------------------------------------------------------
1 MSCI EAFE Index returns are adjusted for withholding taxes applicable to
 U.S.-based mutual funds organized as Delaware statutory trusts.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.39%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.05%
---------------------------------------------------------
Total Annual Operating Expenses                  0.44%
---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year      3 Years    5 Years    10 Years
------------------------------------------------
$45         $141       $246       $555
------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--REIT INDEX PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-REIT Index Portfolio.


INVESTMENT OBJECTIVE
The REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.


PRIMARY INVESTMENT STRATEGIES
The Portfolio normally invests at least 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley Capital International (MSCI) US REIT Index. The Portfolio invests in stocks that make up the Index; the remaining assets are allocated to cash investments.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

.. Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative benchmarks. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[Range -60% - 80%]
                2000    26.29%
                2001    12.14
                2002    3.53
                2003    35.48
                2004    30.51
                2005    11.83
                2006    34.93
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 14.93% (quarter ended December 31, 2004), and the lowest return for a quarter was -8.49% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                                            Since
                                                              1 Year           5 Years  Inception/1/
--------------------------------------------------------------------------------------------------
REIT Index Portfolio                                           34.93%            22.53%      8.52%
--------------------------------------------------------------------------------------------------
COMPARATIVE BENCHMARKS
(reflect no deduction for fees or expenses)
---------------------------------------------------------------------------------------------------
MSCI US REIT Index/2/                                          35.92%            23.22%     19.07%
---------------------------------------------------------------------------------------------------
Target REIT Composite/3/                                       35.22             22.77      18.76
---------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                        15.87              7.65       4.70
----------------------------------------------------------------------------------------------------
1    The initial share  purchase date for the Portfolio was February 8, 1999, at
     which   time  all   assets   were   held  in  money   market   instruments.
     Since-inception   returns  are  from  February  9,  1999--when  performance
     measurement began--through December 31, 2006.
2    Morgan  Stanley REIT Index's name changed to MSCI US REIT Index,  effective
     June 20, 2005.
3    The Target REIT  Composite  consists of the MSCI US REIT Index  adjusted to include a 2% cash position (Lipper Money Market Average).

28

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses:                             0.27%
---------------------------------------------------------
12b-1 Distribution Fee:                          None
---------------------------------------------------------
Other Expenses:                                  0.04%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses:       0.31%
---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$32           $100       $174       $393
--------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

MORE ON THE PORTFOLIOS

This prospectus describes the primary risks you would face as an investor in any of the Portfolios of Vanguard Variable Insurance Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true:
The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

This part of the prospectus is divided into four main sections: More on the Money Market Portfolio, More on the Bond Portfolios, More on the Balanced Portfolio, and More on the Stock Portfolios. These sections explain the primary investment strategies and policies that each Portfolio uses in pursuit of its objective. Following these sections is additional information that applies to some or all of the Portfolios.

As you read the prospectus, be aware that the Portfolios' board of trustees, which oversees the management of the Portfolios, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MORE ON THE MONEY MARKET PORTFOLIO

The Money Market Portfolio's primary policy is to invest in very high-quality money market instruments. Also known as cash investments, these instruments are considered short-term (that is, they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT MONEY MARKET INSTRUMENTS

 The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.
--------------------------------------------------------------------------------



[FLAG]
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding instruments. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.


The Vanguard Group, Inc. (Vanguard), advisor to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker's acceptances, and other money market securities. Commercial paper must be rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, as well as in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. In addition, the Portfolio invests in securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government.


[FLAG]
The Portfolio is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests in securities that are considered to be of high quality.


[FLAG]
The Portfolio is subject to industry concentration risk, which is the chance that the Portfolio's performance will be significantly affected, for better or for worse, by developments in the financial services industry.

More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies

30

principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.

The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

The Portfolio may also invest, to a limited extent, in adjustable-rate securities, which are types of derivatives. An adjustable-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates. The Portfolio will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of the investment.

In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell in the ordinary course of business.


MORE ON THE BOND PORTFOLIOS

The Short-Term Investment-Grade, Total Bond Market Index, and High Yield Bond Portfolios each invest mainly in bonds.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TYPES OF BONDS

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
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[FLAG]
The bond Portfolios are subject to varying levels of interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
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In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Short-Term Investment-Grade Portfolio is expected to have a low level of interest rate risk. The Total Bond Market Index and High Yield Bond

Portfolios are expected to have a moderate level of interest rate risk because their holdings have an intermediate-term average maturity.



[FLAG]
Each bond Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. A Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.


In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Short-Term Investment-Grade Portfolio should have a high level of income risk.


[FLAG]
Each bond Portfolio is also subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
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Credit risk should be low for the Short-Term Investment-Grade and Total Bond Market Index Portfolios because they invest mainly in bonds with high credit-quality ratings. Credit risk is expected to be high for the High Yield Bond Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.

The bond Portfolios may enter into mortgage-dollar-roll transactions, in which a Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with a Portfolio's investment objective and risk profile.


FOREIGN BONDS
Each of the bond Portfolios may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that a Portfolio owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolios are not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.



SHORT-TERM INVESTMENT-GRADE PORTFOLIO
The Short-Term Investment-Grade Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The Portfolio may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities, and no more than 5% of its assets in non-investment-grade bonds, unrated fixed income securities, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below, and unrated fixed income securities are those that are not rated by any independent rating agency.

To a limited extent, the Portfolio is exposed to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality or market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.

32

The types of financial instruments that may be purchased by the Portfolio are identified and explained below.

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

.. U.S. government and agency bonds represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. governmental agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. governmental agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government.

.. State and municipal bonds represent loans by an investor to a state or municipal government, or one of its agencies or instrumentalities.


.. Mortgage dollar rolls are transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments such as commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.

.. Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and is driven by borrowers' prepayments.

.. International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent the Portfolio owns foreign bonds, it is subject to country risk. Because an international dollar-denominated bond's value is designated in dollars, rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk.

.. Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bond holders.

.. Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

.. Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Portfolio will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that the Portfolio may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Portfolio's board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Portfolio without limit.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT U.S. GOVERNMENT SPONSORED ENTITIES

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
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TOTAL BOND MARKET INDEX PORTFOLIO
Because it would be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Total Bond Market Index Portfolio uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and subsector exposure within tight boundaries compared with that of its target index. Because the Portfolio does not hold all issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) as compared with the target index. The maximum overweighting (or underweighting) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the Portfolio.

The Lehman Brothers Aggregate Bond Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than one year. As of December 31, 2006, the Portfolio was composed of the following types of bonds:

 Type of Bond                          Portion of Portfolio's Market Value
 ------------------------------------------------------------------------------
 Mortgage-backed                       35%
 ------------------------------------------------------------------------------
 U.S. Treasury and government agency   37
 ------------------------------------------------------------------------------
 Corporate                             25
 ------------------------------------------------------------------------------
 Foreign                               3
 ------------------------------------------------------------------------------



Up to 20% of the Portfolio's assets may be used to purchase nonpublic investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index.

The Total Bond Market Index Portfolio may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions.


HIGH YIELD BOND PORTFOLIO
The High Yield Bond Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--which are mostly short- and intermediate-term. As a result of this investment strategy, the Portfolio is subject to certain risks.


[FLAG]
Because of its investment in junk bonds, the Portfolio is subject to high credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HIGH-YIELD BONDS

 High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
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The Portfolio may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody's or have an equivalent rating from any other independent bond rating agency. These are commonly referred to as investment-grade securities.

The Portfolio will only invest in bonds that, at the time of initial investment, are rated Caa or higher by Moody's or have an equivalent rating from any other independent bond-rating agency. However, the Portfolio may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Portfolio.

The Portfolio's advisor selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its

34

management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.


As of December 31, 2006, the Portfolio's holdings had the following credit-quality characteristics:

Credit Quality                         Percentage of Portfolio's Net Assets
-----------------------------------------------------------------------------
Aaa                                     4.9%
-----------------------------------------------------------------------------
Baa                                     2.1
-----------------------------------------------------------------------------
Ba                                     40.9
-----------------------------------------------------------------------------
B                                      41.1
-----------------------------------------------------------------------------
Caa                                     8.0
-----------------------------------------------------------------------------
Not Rated                               3.0
-----------------------------------------------------------------------------


Bonds rated less than Baa by Moody's or the equivalent by another firm, such as those held by the Portfolio, are classified as non-investment-grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies. Because of the speculative nature of junk bonds, you should carefully consider the risks associated with the Portfolio before you purchase shares.

To minimize credit risk, the Portfolio normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of December 31, 2006, the Portfolio held the bonds of 150 corporate issuers. This diversification should lessen the negative impact to the Portfolio of a particular bond issuer's failure to pay either principal or interest.

Although it has no present plans to do so, the Portfolio may invest up to 5% of its assets in non-cash-flow-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities).


MORE ON THE BALANCED PORTFOLIO

The Balanced Portfolio invests in both stocks and bonds. Roughly 60% to 70% of the Portfolio's assets are invested in stocks and the remaining 30% to 40% are invested in bonds. The stock portion of the Portfolio is subject to stock market risk and investment style risk, while the bond portion of the Portfolio is subject to interest rate risk, income risk, credit risk, and call risk; both portions of the Portfolio are subject to manager risk. The Portfolio's bond holdings help to reduce--but not eliminate--some of the stock market volatility experienced by the Portfolio. Likewise, changes in interest rates may not have as dramatic an effect on the Portfolio as they would on a Portfolio made up entirely of bonds. The Portfolio's balanced holdings, in the long run, should result in less investment risk--and a lower investment return--than those of a Portfolio investing exclusively in common stocks.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BALANCED FUNDS

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
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For the stock portion of the Portfolio, the advisor uses extensive research to find what it considers to be undervalued stocks of established, medium-size and large companies. The advisor considers a stock to be undervalued if company earnings or potential earnings are not fully reflected in the stock's share price. The advisor's goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than that generally provided by stocks in the overall market. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2006, was $68.5 billion.

For the bond portion of the Portfolio, the advisor selects investment-grade bonds that it believes will generate a reasonable level of current income. These may include short-, intermediate-, and long-term corporate, U.S. Treasury, government agency, and asset-backed bonds, as well as mortgage-backed securities. The advisor does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates. Although the Portfolio does not have specific maturity guidelines, the average duration of the Portfolio's bonds as of December 31, 2006, was 5.7 years.

A breakdown of the Portfolio's bond holdings (which amounted to 32% of the Portfolio's net assets) as of December 31, 2006, follows:

Type of Bond                           Percentage of Portfolio's Bond Holdings
------------------------------------------------------------------------------
Corporate                              72%
------------------------------------------------------------------------------
U.S. Treasury and government agency     8
------------------------------------------------------------------------------
Government mortgage-backed              9
------------------------------------------------------------------------------
Foreign                                 8
------------------------------------------------------------------------------
Other                                   3
------------------------------------------------------------------------------


The advisor purchases bonds of investment-grade quality--that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's--and, to a lesser extent, unrated bonds that are of comparable credit quality in the advisor's opinion. The dollar-weighted average quality of bonds held by the Portfolio as of December 31, 2006, was Aa3, according to Moody's.

While the mix of stocks and bonds varies from time to time, depending on the advisor's view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Portfolio's holdings under normal circumstances.

The Portfolio may invest up to 25% of its assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


MORE ON THE STOCK PORTFOLIOS

The Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Capital Growth, Small Company Growth, International, and REIT Index Portfolios invest mainly in common stocks, although each has its own strategies and types of holdings. To achieve exposure to common stocks, the Total Stock Market Index Portfolio invests in shares of other mutual funds.


[FLAG]
Each stock Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Other than the International Portfolio, each Portfolio invests mainly in, or has exposure mainly to, stocks of U.S. companies. To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. (You will find a chart illustrating the volatility of the international stock market on page 41.)


U.S. Stock Market Returns (1926-2006)
                 1 Years  5 Years  10 Years    20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -0.8         3.1
--------------------------------------------------------
Average             12.3     10.4      11.1        11.4
--------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or any of these Portfolios in particular.

36

ACTIVELY MANAGED PORTFOLIOS
Six of the stock Portfolios are actively managed, meaning that their investment advisors buy and sell securities based on research, judgment, and analysis in an attempt to outperform the market. These six Portfolios are the Equity Income, Diversified Value, Growth, Capital Growth, Small Company Growth, and International Portfolios.


[FLAG]
Each actively managed stock Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


INVESTMENT STYLES

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each of the stock Portfolios as of December 31, 2006, was:

Portfolio                     Asset-Weighted Median Market Capitalization
---------------------------------------------------------------------------
Total Stock Market Index      $47.1 billion
---------------------------------------------------------------------------
Equity Income                 32.1
---------------------------------------------------------------------------
Diversified Value             41.8
---------------------------------------------------------------------------
Equity Index                  58.8
---------------------------------------------------------------------------
Mid-Cap Index                  6.6
---------------------------------------------------------------------------
Growth                        50.2
---------------------------------------------------------------------------
Capital Growth                31.8
---------------------------------------------------------------------------
Small Company Growth           1.5
---------------------------------------------------------------------------
International                 36.3
---------------------------------------------------------------------------
REIT Index                     7.3
---------------------------------------------------------------------------




Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
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[FLAG]
Each stock Portfolio is subject to investment style risk, which is the chance that returns from the types of stocks in which the Portfolio invests will trail returns from the overall stock market. Specific types of stocks (for instance, small-cap stocks, value stocks, or REIT stocks) tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years. Likewise, international stocks go through cycles of doing better--or worse--than U.S. stocks.

The following illustration shows how each of the nine Portfolios that invest in U.S. stocks generally fits into these categories. (The International Portfolio invests primarily in large-capitalization growth stocks of companies located outside the United States.)

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[STYLE AND MARKET CAP BOX GRAPHIC]
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VALUE               BLEND                      GROWTH

Equity Income       Equity Index               Growth                     LARGE
Diversified Value   Total Stock Market Index   Captial Growth

                    Mid-Cap Index                                        MEDIUM

REIT Index                                     Small Company Growth       SMALL
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FOREIGN SECURITIES
The International Portfolio invests primarily in foreign securities. None of the other stock Portfolios typically makes significant investments in securities of companies based outside the United States. For the Equity Index, Mid-Cap Index, and REIT Index Portfolios, foreign securities will be held only to the extent that they are represented in the target benchmark indexes. The Equity Income, Capital Growth, Diversified Value, and Small Company Growth Portfolios may each invest up to 25% of their assets in foreign securities, and the Growth Portfolio may invest up to 20% of its assets in foreign securities.

To the extent that a Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


EQUITY INCOME PORTFOLIO
The Equity Income Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average dividends. At the time of purchase by the Portfolio, a stock is usually out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation.


The Portfolio uses multiple investment advisors. Each investment advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and economy in general. Each advisor will sell a security when it believes it is no longer as attractive as an alternative investment. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks that it believes will produce above-average income and that, in the advisor's opinion, have the potential for long-term capital appreciation.

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), which manages approximately 60% of the Portfolio's assets, employs a fundamental valuation approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.

THE VANGUARD GROUP, INC. (Vanguard), manages approximately 40% of the Portfolio's assets, investing mainly in common stocks of established, medium-size and large companies that pay above-average dividends and have the potential for capital appreciation. Often the advisor purchases securities that are out of favor with the investment community.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock index funds. For more details, see Additional
Information: Other Investment Policies and Risks.


DIVERSIFIED VALUE PORTFOLIO


The Diversified Value Portfolio invests mainly in common stocks of large- and mid-cap companies (although the advisor will occasionally select stocks with lower market capitalizations) that, in the advisor's opinion, are undervalued. The advisor uses traditional methods of stock selection--research and analysis--to identify undervalued securities. These stocks (called

38

"value" stocks) often have above average dividend yields. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value.

To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.


TOTAL STOCK MARKET INDEX PORTFOLIO

The Total Stock Market Index Portfolio is a "fund of funds," which means that it achieves its objective by investing in other mutual funds rather than in individual securities. The trustees of the Portfolio allocate the Total Stock Market Index Portfolio's assets among the underlying funds. The trustees may authorize the Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

The Total Stock Market Index Portfolio is a stock index fund that seeks to track the performance of the S&P Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio, which tracks the S&P 500 Index, and Vanguard Extended Market Index Fund, which tracks the S&P Completion Index. The S&P Total Market Index is a combination of the S&P 500 Index and the S&P Completion Index; it consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the S&P Completion Index represents mid- and small-capitalization stocks. The Portfolio allocates approximately 75% of its assets to Vanguard Variable Insurance Fund-Equity Index Portfolio, and the remaining 25% of its assets to Vanguard Extended Market Index Fund. The Portfolio, as a fund of funds, is considered nondiversified because it invests in two underlying funds. However, the underlying funds in which the Portfolio invests are broadly diversified.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------



EQUITY INDEX PORTFOLIO

The Equity Index Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the return of large-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the S&P 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. These stocks represent approximately 78% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio's assets will be invested in stocks that make up the Index. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors.

The actual stocks that make up the Index are chosen by Standard & Poor's. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 48% of its market capitalization.


MID-CAP INDEX PORTFOLIO

The Mid-Cap Index Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the MSCI US Mid Cap 450 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio's assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by MSCI. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors.

Mid-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.


GROWTH PORTFOLIO

The Growth Portfolio invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Portfolio generally focuses on companies that are considered large-cap by the Portfolio's investment advisors. The Growth Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of securities, and the advisors' assessments of the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment. Although each advisor uses different processes to select securities, under normal circumstances, the Portfolio will invest at least 80% of its assets in securities issued by U.S. companies.

ALLIANCEBERNSTEIN L.P. (AllianceBernstein), advisor for approximately 70%-75% of the Portfolio's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. AllianceBernstein's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment managers make their selections from these categories, focusing on companies that they believe are well-managed, show above-average earnings growth potential, and have reasonable valuations.

WILLIAM BLAIR & COMPANY, L.L.C. (William Blair & Company), in managing its portion of the Portfolio's assets--approximately
25%-30%--uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

THE VANGUARD GROUP, INC. (Vanguard), manages a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see Additional
Information: Other Investment Policies and Risks.


[FLAG]
Because the Portfolio tends to invest a high percentage of assets in its ten largest holdings, the Portfolio is subject to asset concentration risk, which is the chance that the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks.

As of December 31, 2006, the Portfolio had invested 32.2% of its assets in its top ten holdings. The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.


CAPITAL GROWTH PORTFOLIO
The Capital Growth Portfolio invests mainly in common stocks of companies that the advisor expects to have favorable prospects for capital appreciation and that sell at attractive prices, but typically produce little current income. The Portfolio's advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Companies selected for stock purchase typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. The advisor then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.

The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio's cash levels will increase. Because the Portfolio's selections are determined by an analysis of each individual stock, the Portfolio's makeup may differ substantially from the overall market's characteristics. For

40

example, the proportion of the Portfolio's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.


SMALL COMPANY GROWTH PORTFOLIO

Under normal circumstances, the Portfolio will invest at least 80% of its assets in small-company stocks. This policy may be changed only upon 60 days' notice to shareholders. The Portfolio's investment in small-company stocks generally will be within the capitalization range of the companies included in the Russell 2500 Growth Index ($237 million to $7 billion, as of December 31, 2006). In the future, the Index's market capitalization range may be higher or lower, and the Portfolio's investments may track another index. Such changes may occur at any time and without notice to Portfolio shareholders. The Portfolio's stocks are expected to provide little or no dividend income.

The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations about companies, the prices of the securities, and the advisors' assessments of the stock market and the economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the advisor's opinion, have strong growth potential. The Portfolio trades stocks aggressively, which may result in higher transaction costs.

GRANAHAN INVESTMENT MANAGEMENT, INC. (Granahan), which managed approximately 66% of the Portfolio's assets as of December 31, 2006, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product or service and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges "pioneer" stocks based on their estimated growth potential compared with market value. The third category, "special situation," includes companies that lack a record of strong growth but that, in Granahan's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 35% to 70% of the advisor's share of Portfolio assets, with the other two categories generally at 10% to 35% each.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (GMO), which managed the balance of the Portfolio's assets as of December 31, 2006, uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including earnings revision, which selects companies that are likely to experience positive earnings surprises; intrinsic value, which seeks high-quality growth companies that are selling below their intrinsic value; and finally, recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

THE VANGUARD GROUP, INC. (Vanguard), manages a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard may invest the Portfolio's cash flows in stock index futures and/or exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see Additional Information:
Other Investment Policies and Risks.


INTERNATIONAL PORTFOLIO

The International Portfolio invests in common stocks of non-U.S. companies considered to have above-average potential for growth. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations about companies, the prices of the securities, and the advisors' assessments of the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (Schroders), which managed approximately 49% of the Portfolio's assets as of December 31, 2006, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.

The core (normally 60% to 70%) of the assets in the Schroders portion of the Portfolio is invested in stocks of companies that possess what Schroders believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Schroders assets consist of "non-core" stocks selected to increase the Portfolio's presence in industries or markets in which the near-term outlook is particularly favorable. These non-core holdings typically are large-cap stocks that have historically moved in accordance with their industry or local markets.

BAILLIE GIFFORD OVERSEAS LTD. (Baillie Gifford), which managed about 49% of the Portfolio's assets as of December 31, 2006, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The advisor considers sustainable earnings and free cash growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered when evaluating companies in this bottom-up analysis are earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Portfolio's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

The advisors' investment approaches result in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. As a result of these different characteristics, the Portfolio's performance is often substantially different from the performance of broad international stock indexes.

Because it invests mainly in international stocks, the Portfolio is subject to:


[FLAG]
Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

The Portfolio is also subject to:


[FLAG]
Country risk/regional risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards and practices; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.

Returns of international stocks can be as volatile as--or more volatile than--returns of U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average annual total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. The returns, however, are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

INTERNATIONAL STOCK MARKET RETURNS (1970-2006)

                         1 Year   5  Years   10 Years  20 Years
---------------------------------------------------------------
Best                      69.4%      36.1%      22.0%     15.5%
---------------------------------------------------------------
Worst                     -23.4       -2.9        4.0       8.1
--------------------------------------------------------------
Average                    12.9       10.8       11.7      12.6
---------------------------------------------------------------

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The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2006. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Portfolio in particular.

The Portfolio may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Portfolio may also invest in convertible securities.

THE VANGUARD GROUP, INC. (Vanguard) manages a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard may invest the Portfolio's cash flows in stock index futures and/or exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see Additional Information:
Other Investment Policies and Risks.


REIT INDEX PORTFOLIO

The REIT Index Portfolio uses a "passive management"--or indexing--investment approach. The Portfolio's advisor, Vanguard, normally invests approximately 98% of the Portfolio's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the MSCI US REIT Index, and holds any remaining assets in cash investments to meet shareholder redemptions. This policy may be changed only upon 60 days' notice to shareholders.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REITS

 Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on several factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership
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The Portfolio holds each stock contained in the MSCI US REIT Index in approximately the same proportion as its weighting in the Index. For example, if 5% of the MSCI US REIT Index were made up of the stock of a specific REIT, the Portfolio would invest 5% of its noncash assets in that stock.


[FLAG]
Because it invests in stocks of REITs, the Portfolio is subject to several risks in addition to the risk of a general decline in the stock market. These risks include:

Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

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 PLAIN TALK ABOUT TYPES OF REITS

 An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages. The Portfolio invests in equity REITs only, and not in other types of REITs.
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Because of its emphasis on REIT stocks, the Portfolio's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including the supply of and demand for properties; the economic health of the country, as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

The MSCI US REIT Index is made up of stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the REIT Index Portfolio invests in equity REITs only.


As of December 31, 2006, the Index included 102 REITs. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status. REITs in the MSCI US REIT Index tend to be small- and mid-capitalization stocks, with market capitalizations generally below $4 billion. Like small-cap stocks in general, REIT stocks can be more volatile than the large-cap stocks that dominate the overall stock market. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Portfolio is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multisector portfolio.

Stocks in the MSCI US REIT Index represent a broadly diversified range of property types. The Index's makeup, as of December 31, 2006, was as follows.


Type of REIT    Percentage of Index
-------------------------------------
Retail          26%
-------------------------------------
Office          21
-------------------------------------
Specialized     19
-------------------------------------
Residential     19
-------------------------------------
Diversified      8
-------------------------------------
Industrial       7
-------------------------------------



The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash investments to meet shareholder redemptions.

44

ADDITIONAL INFORMATION


SUBSTITUTING TARGET INDEXES
Each stock index portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


INVESTING IN REPURCHASE AGREEMENTS
The Portfolios may invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolios' advisors attempt to control these risks through careful security and counterparty selection and monitoring.

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 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
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MORTGAGE-BACKED SECURITIES AND PREPAYMENT RISK
Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk.

The Total Bond Market Index Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA.

The Short-Term Investment-Grade and Balanced Portfolios may invest a portion of their assets in mortgage-backed securities and callable bonds. Call/prepayment risk should be low for both Portfolios.


OTHER INVESTMENT POLICIES AND RISKS


COLLATERALIZED MORTGAGE OBLIGATIONS
The Balanced and Total Bond Market Index Portfolios may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.


CONVERTIBLE SECURITIES AND WARRANTS
The Equity Income, Equity Index, Mid-Cap Index, Small Company Growth, and International Portfolios may also invest in convertible securities. The Equity Index and Mid-Cap Index Portfolios may also invest in warrants.


EXCHANGE TRADED FUNDS AND ETF SHARES
Vanguard may invest a small portion of the Total Bond Market Index, Total Stock Market Index, Equity Income, Growth, Small Company Growth, and International Portfolio's assets in shares of stock or bond exchange-traded funds (ETFs). The Equity Income, Growth, Small Company Growth, and International Portfolios' ETFs may include Vanguard ETF/(TM)/ Shares issued by Vanguard stock index funds. ETFs provide returns similar to those of the stocks or bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Portfolio's transaction costs or add value because the ETFs are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other

Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.


DERIVATIVES
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).


[FLAG]
The Portfolios may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of a Portfolio's other investments.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
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TOTAL BOND MARKET INDEX, SHORT-TERM INVESTMENT-GRADE, AND HIGH YIELD BOND PORTFOLIOS

The Total Bond Market Index, Short-Term Investment-Grade, and High Yield Bond Portfolios may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of each Portfolio as disclosed in this prospectus. The advisors will not use derivatives to change the risks of these Portfolios as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used for these Portfolios only where they may help the advisor: to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; to add value when these instruments are attractively priced; or to adjust sensitivity to changes in interest rates.

BALANCED PORTFOLIO
The Balanced Portfolio may invest a portion of its total assets in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


OTHER PORTFOLIOS (EXCLUDING THE MONEY MARKET PORTFOLIO)
All of the other Portfolios (excluding the Money Market Portfolio) may invest, to a limited extent, in futures and options contracts, which are types of derivatives. These Portfolios will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The Total Stock Market Index, Equity Index, Mid-Cap Index, and REIT Index Portfolios use futures only for the purpose of tracking their target indexes. To the extent that the REIT Index Portfolio invests in futures, it will not have 98% of its assets in REIT stocks. The Equity Income, Equity Index, and Mid-Cap Index Portfolios may also invest in swap agreements.

The Equity Income, Diversified Value, Growth, Small Company Growth, Capital Growth, and International Portfolios may enter into forward foreign currency exchange contracts, which are types of derivative contracts, to help protect Portfolio holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent a Portfolio's securities from falling in value during foreign market downswings.


TEMPORARY INVESTMENT MEASURES
Each Portfolio, other than the Total Bond Market Index, Total Stock Market Index, Equity Index, Mid-Cap Index, and REIT Index Portfolios, may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, a Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

46

CASH MANAGEMENT
Each Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of a fund's shares and price movement in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING
The Vanguard funds (other than money market funds, short-term bond funds, and ETF Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds-- without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in a Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.


Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.



DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolios may sell securities regardless of how long they have been held. Historically, the Small Company Growth Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rates for the Portfolios can be found in the Financial Highlights section of this prospectus, except for the Money Market Portfolio, whose turnover rate is not meaningful because of the very short-term nature of its holdings.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, dealer markups, and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
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THE PORTFOLIOS AND VANGUARD


Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

The Total Stock Market Index Portfolio indirectly bears a proportionate share of the expenses of the underlying funds in which it invests. However, its direct expenses are expected to be very low or zero. The Total Stock Market Index Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (1) the Portfolio's contribution to the cost of operating the underlying funds in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio's operations.

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 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
 Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISORS

THE VANGUARD GROUP, INC.

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to eight of the Portfolios of Vanguard Variable Insurance Fund. As of December 31, 2006, Vanguard managed approximately $845 billion in assets.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

JOEL M. DICKSON, Ph.D., is head of Active Quantitative Equity Management and Principal of Vanguard. He has direct oversight responsibility for all active quantitative equity portfolios managed by Vanguard's Quantitative Equity Group. He has been with Vanguard since 1996 and has managed investment portfolios since 2003. He received his A.B. in Economics from Washington University in St. Louis and a Ph.D. in Economics from Stanford University.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

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Vanguard provides advisory services for the Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios. The managers primarily responsible for the day-to-day management of the preceding Portfolios are:


.. John C. Lanius, Portfolio Manager for Vanguard. He has worked in investment management since 1992; has been with Vanguard since 1997; has co-managed the Money Market Portfolio since 2004, and has managed the Money Market Portfolio since 2006. Education: B.A. Middlebury College.


.. GREGORY S. NASSOUR, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has worked in investment management since 1994; and has managed the Short-Term Investment-Grade Portfolio since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph's University.

.. JOSHUA C. BARRICKMAN, CFA, Portfolio Manager for Vanguard. He has worked in investment management with Vanguard since 1999 and has managed the Total Bond Market Index Portfolio since 2005. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

For the fiscal year ended December 31, 2006, the Money Market Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2006, the Short-Term Investment-Grade Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2006, the Total Bond Market Index Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

Vanguard provides advisory services for the Equity Income, Equity Index, Mid-Cap Index, and REIT Index Portfolios. Vanguard also provides advisory services for the Total Stock Market Index Portfolio, a fund of funds, by (1) maintaining the Portfolio's allocation to its two underlying investments, Vanguard Extended Market Index Fund and Vanguard Variable Insurance Fund-Equity Index Portfolio, and (2) by providing advisory services to those two underlying funds. The managers primarily responsible for the day-to-day management of the preceding Portfolios are:

.. DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Mid-Cap Index Portfolio since its inception. Education:
B.S.B.A., Shippensburg University.

.. DUANE F. KELLY, Principal of Vanguard. He has been with Vanguard since 1989 and has managed the Total Stock Market Index Portfolio since its inception.
Education: B.S., LaSalle University.

.. RYAN E. LUDT, Principal of Vanguard. He has been with Vanguard since 1997 and has managed the Equity Index Portfolio since 2000. Education: B.S., The Pennsylvania State University.

.. GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the REIT Index Portfolio since its inception. Education:
B.S., Villanova University.

.. JAMES P. STETLER, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; and has managed a portion of the Equity Income Portfolio since 2003. Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.


For the fiscal year ended December 31, 2006, the Equity Index Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2006, the Mid-Cap Index Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2006, the REIT Index Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.


Vanguard employs nine independent investment advisors to manage eight of the Portfolios of Vanguard Variable Insurance Fund.


WELLINGTON MANAGEMENT COMPANY, LLP
WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the High Yield Bond, Balanced, and Equity Income Portfolios. Wellington Management, an investment advisory firm founded in 1928, managed approximately $575 billion in stock and bond portfolios as of December 31, 2006.

The managers primarily responsible for the day-to-day management of the preceding Portfolios are:

.. EARL E. MCEVOY, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the High Yield Bond Portfolio since its inception. Education:
B.A., Dartmouth College; M.B.A., Columbia Business School.

.. JOHN C. KEOGH, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1979; has been with Wellington management since 1983; and has managed the bond portion of the Balanced Portfolio since 2003. Education: B.A., Tufts University.

.. EDWARD P. BOUSA, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2000; had assisted in the management of the Balanced Portfolio since 2000; and has managed the stock portion of the Balanced Portfolio since January 2003. Education: B.A., Williams College; M.B.A., Harvard Business School.

.. JOHN R. RYAN, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1981 and has managed a portion of the Equity Income Portfolio since 2003. Education: B.S., Lehigh University; M.B.A., University of Virginia.

.. W. MICHAEL RECKMEYER, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has been with Wellington since 1994; and has co-managed a portion of the Equity Income Portfolio since 2007. Education: B.S., University of Wisconsin; M.B.A., University of Wisconsin.


Wellington Management's advisory fee with respect to the Balanced and High Yield Portfolios is paid quarterly and is based on certain annual percentage rates applied to the Portfolios' average daily net assets for each quarter. In addition, Wellington Management's advisory fee with respect to the Balanced Portfolio may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of a Composite Stock/Bond Index over the same period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Lehman Brothers Credit A or Better Bond Index.

For the fiscal year ended December 31, 2006, the advisory fee paid to Wellington Management with respect to the High Yield Bond Portfolio represented an effective annual rate of 0.06% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2006, the advisory fee paid to Wellington Management with respect to the Balanced Portfolio represented an effective annual rate of 0.07% of the Portfolio's average net assets, before a performance-based increase of 0.01%.

WELLINGTON MANAGEMENT COMPANY, LLP, AND THE VANGUARD GROUP, INC.
Wellington Management and Vanguard's Quantitative Equity Group each provide investment advisory services for the Equity Income Portfolio. The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The Portfolio pays one of its advisors--Wellington Management--on a quarterly basis. The quarterly fee paid to Wellington Management is based on certain annual percentage rates applied to average daily net assets managed by the advisor for each quarter. In addition, the quarterly fee paid to Wellington Management is increased or decreased based upon the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of Wellington Management's portion of the Portfolio over a trailing 36-month period is compared with that of the Lipper Equity Income Fund Average over the same period. The Portfolio pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.

For the fiscal year ended December 31, 2006, the aggregate advisory fees paid to Wellington Management, and advisory expenses paid to Vanguard, represented an effective annual rate of 0.09% of the Portfolio's average net assets, before a performance-based decrease of 0.01%.


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

Barrow, Hanley, Mewhinney & STRAUSS, INC. (Barrow, Hanley), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, provides advisory services for the Diversified Value Portfolio. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers
(US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley managed approximately $65.5 billion in stock and bond portfolios as of December 31, 2006. Barrow, Hanley manages the Portfolio subject to the oversight of the trustees and officers of Vanguard Variable Insurance Fund

The manager primarily responsible for the day-to-day management of the Diversified Value Portfolio is:

.. JAMES P. BARROW, Founding Partner of Barrow, Hanley. He has managed investment portfolios since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South
Carolina.

50

Barrow, Hanley's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Diversified Value Portfolio's average daily net assets for each quarter. In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of the MSCI US Prime Market 750 Index over the same period.

For the fiscal year ended December 31, 2006, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of less than 0.01%.


ALLIANCEBERNSTEIN L.P. AND WILLIAM BLAIR & COMPANY, L.L.C.
AllianceBernstein L.P. (AllianceBernstein), 1345 Avenue of the Americas, New York, NY 10105, and William Blair & Company, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, each provide investment advisory services for the Growth Portfolio.


AllianceBernstein, an investment advisory firm founded in 1971, manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. AllianceBernstein managed approximately $717 billion in assets as of December 31, 2006.

William Blair & COMPANY is an independently owned, full-service investment management firm founded in 1935. It manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. William Blair & Company managed approximately $43 billion in assets as of December 31, 2006.

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund. The Fund's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The managers primarily responsible for the day-to-day management of the Growth Portfolio are:

.. ALAN LEVI, Senior Vice President of AllianceBernstein and Disciplined Growth Senior Portfolio Manager. He has worked in investment management since 1973; has been with AllianceBernstein for his entire investment management career; and has managed a portion of the Portfolio since 2002. Education: B.A., Johns Hopkins University; M.B.A., University of Chicago.

.. JOHN F. JOSTRAND, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Portfolio since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.

The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average daily net assets managed by the advisor for each quarter. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period (60-month period for William Blair & Company) is compared with that of the Russell 1000 Growth Index over the same period. Note that the performance fee structure will not be in full operation for William Blair & Company until May 31, 2009; before then, advisory fees will be calculated using certain transition rules.

For the fiscal year ended December 31, 2006 the advisory fees paid by the Portfolio represented an effective annual rate of 0.12% of the Portfolio's average net assets, before a performance-based increase of 0.01%.


PRIMECAP MANAGEMENT COMPANY

PRIMECAP Management Company (PRIMECAP), 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, provides investment advisory services to the Capital Growth Portfolio. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, mutual funds, and foundations unrelated to Vanguard. PRIMECAP managed approximately $61 billion in assets as of December 31, 2006. PRIMECAP manages the Portfolio subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund.

The managers primarily responsible for the day-to-day management of the Capital Growth Portfolio are:

.. HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception in 2002. Education: B.A., Williams College; M.B.A., Harvard Business School.

.. THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception in 2002.
Education: B.A., University of Chicago; M.B.A., Harvard Business School.

.. JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has co-managed the Portfolio since its inception in 2002. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

.. ALFRED W. MORDECAI, Executive Vice President of PRIMECAP. He has worked in investment management since 1997; has managed assets for PRIMECAP since 1999; and has co-managed the Portfolio since its inception in 2002. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

.. MITCHELL J. MILIAS, Vice Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception in 2002.
Education: B.S., Stanford University; M.B.A., Harvard Business School.

.. DAVID H. VAN SLOOTEN, Senior Vice President of PRIMECAP. He has worked in investment management since 1996; has managed assets for PRIMECAP since 1997; and has co-managed the Portfolio since 2002. Education: B.A., Brigham Young University; M.M., Kellogg Graduate School of Management, Northwestern University.

Each of these six individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio's assets is co-managed by individuals in PRIMECAP's research department.

PRIMECAP's advisory fee is paid quarterly and is based on an annual percentage rate of 0.15% applied to the Portfolio's average daily net assets for each quarter.


GRANAHAN INVESTMENT MANAGEMENT, INC. AND GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, each provide investment advisory services for the Small Company Growth Portfolio.


Granahan, a professional investment advisory firm founded in 1985, is a Massachusetts corporation. Granahan managed approximately $3.9 billion in assets as of December 31, 2006.

GMO is an investment advisory firm founded in 1977. GMO managed approximately $141 billion in assets as of December 31, 2006. GMO provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund. The Fund's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The managers primarily responsible for the day-to-day management of the Granahan portion of the Small Company Growth Portfolio are:

.. JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

.. GARY C. HATTON, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.

.. JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has co-managed a portion of the Portfolio since 1996. Education: B.A., Boston University.

.. ROBERT F. GRANAHAN, CFA, Vice President of Granahan. He has worked in investment management since 1995 and has co-managed a portion of the Portfolio since 2004. Education: B.A., Tufts University; M.B.A., New York University.

Day-to-day management of the GMO portion of the Small Company Growth Portfolio is the responsibility of GMO's U.S. Quantitative Equity Division (Quantitative Division), which is made up of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the portfolio. The Division's team members work collaboratively to manage the Portfolio. The Director of the division, and the senior member of the Division responsible for managing the implementation and monitoring of the overall portfolio management of the Portfolio is:

.. SAM WILDERMAN, CFA, Partner and Director of U.S. equity management at GMO. He has worked in investment management with GMO since 1996; had responsibility for research and portfolio management for GMO's Emerging Markets Division; and joined the Quantitative Division as co-director in 2005. Education: B.A., Yale University.

The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average daily net assets managed by the advisor for each quarter. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance compared with that of a benchmark index. For

52

these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Russell 2500 Growth Index over the same period. Note that this performance fee structure will not be in full operation for Granahan and GMO until June 30, 2006; until then, Granahan's and GMO's advisory fees will be calculated using certain transition rules.

For the fiscal year ended December 31, 2006, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.17% of the Portfolio's average net assets, before a performance-based decrease of 0.04%.


SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. AND BAILLIE GIFFORD OVERSEAS LTD.
Schroder Investment Management North America Inc. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, and Baillie Gifford Overseas Ltd. (Baillie Gifford), Carlton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, each provide investment advisory services for the International Portfolio.

Schroders, an investment advisory firm founded in 1979, is part of a worldwide group of financial services companies known as The Schroder Group. As of September 30, 2006, Schroders, together with its affiliated companies, managed approximately $229.4 billion in assets.

Baillie Gifford is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom, and manages money primarily for institutional clients. Baillie Gifford began managing the Portfolio in 2003. As of December 31, 2006, Baillie Gifford & Co. had assets under management that totaled approximately $95 billion.

The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund. The Fund's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The managers primarily responsible for the day-to-day management of the International Portfolio are:

.. VIRGINIE MAISONNEUVE, CFA, Director of Schroders, Executive Director of Schroder Investment Management Limited (Schroders Ltd.), and Head of Schroders' Europe, Australasia, Far East (EAFE) Team. She has worked in investment management since 1987; has managed assets for Schroders since 2004; and has jointly managed the Portfolio with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China; a Diplome de Grand Ecole de Commerce (equivalent to an M.B.A.), the ESLSCA in Paris, France.

.. MATTHEW DOBBS, Executive Director of Schroders Ltd. and Portfolio Manager on the EAFE Team. He has been with Schroders since 1981; has advised the Portfolio since 1999; and has jointly managed with Ms. Maisonneuve since 2005. Education:
B.A., Worcester College, Oxford University.

.. JAMES K. ANDERSON, Deputy Chief Investment Officer, Head of Global Equities, and Partner of Baillie Gifford & Co. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003. Education:
B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton University.

The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average daily net assets for each quarter. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Morgan Stanley Capital International Europe, Australasia, Far East Index over the same period.

Schroders pays 25% of its advisory fee to Schroder Limited for providing sub-advisory services.


For the fiscal year ended December 31, 2006, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.13% of the Portfolio's average net assets, before a performance-based increase of 0.01%.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to any Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved each Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in a Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of a Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of a Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash, and the instruments held by a money market portfolio, are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. A portfolio may use fair-value pricing with respect to its fixed income securities (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair-value pricing is not used by the Money Market Portfolio.

Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

Each Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolios are net of the Portfolios' operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolios and when comparing the yields and returns of the Portfolios with those of other mutual funds.


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 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


 This explanation uses the Money Market Portfolio as an example. The Portfolio began fiscal year 2006 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.049 per share from investment income (interest).

 Shareholders received $0.049 per share in the form of dividend distributions. The earnings ($0.049 per share) minus the distributions ($0.049 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 5.03% for the year.

 As of December 31, 2006, the Portfolio had approximately $1.3 billion in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets), and its net investment income amounted to 4.96% of its average net assets.
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MONEY MARKET PORTFOLIO
                                                                                            Year Ended Dec. 31,
                                                        --------------------------------------------------------------
                                                          2006        2005        2004         2003         2002
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $1.00       $1.00       $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .049        .031        .012         .010         .017
----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments      --          --          --           --           --
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .049        .031        0.12         .010         .017
----------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.049)      (.031)      (.012)       (.010)       (.017)
----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --          --          --           --           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.049)      (.031)      (.012)       (.010)       (.017)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $1.00       $1.00       $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------
Total Return                                             5.03%       3.17%       1.26%        1.01%        1.73%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $1,310        $939        $840        $862        $1,053
----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.15%       0.15%       0.15%       0.20%         0.21%
----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.96%       3.14%       1.26%       1.01%         1.71%
----------------------------------------------------------------------------------------------------------------------


SHORT-TERM INVESTMENT-GRADE PORTFOLIO
                                                                                               Year Ended Dec. 31,
                                                        -----------------------------------------------------------------
                                                          2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.52       $10.62       $10.74       $10.71       $10.40
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .47          .38          .33          .31          .32
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     .03         (.14)        (.11)         .06          .31
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .50          .24          .22          .37          .63
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.39)        (.34)        (.34)        (.34)        (.32)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.39)        (.34)        (.34)        (.34)        (.32)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $10.63       $10.52       $10.62       $10.74       $10.71
-------------------------------------------------------------------------------------------------------------------------
Total Return                                             4.92%        2.34%        2.07%        3.55%        6.25%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $401         $373         $394         $390         $298
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.15%        0.15%        0.15%        0.20%        0.23%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.55%        3.58%        3.16%        3.49%        4.65%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    48%          35%          49%          59%          78%
-------------------------------------------------------------------------------------------------------------------------




TOTAL BOND MARKET INDEX PORTFOLIO
                                                                                               Year Ended Dec. 31,
                                                        -----------------------------------------------------------------
                                                          2006         2005         2004          2003         2002
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.21       $11.48       $11.63        $11.74       $11.29
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                   .54/1/       .50/1/          .49           .57          .54
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (.07)       (.24)          (.01)         (.12)         .36
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .47         .26            .48           .45          .90
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.45)       (.45)          (.61)         (.56)        (.45)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  --        (.08)          (.02)           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.45)       (.53)          (.63)         (.56)        (.45)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $11.23       $11.21       $11.48        $11.63       $11.74
-------------------------------------------------------------------------------------------------------------------------
Total Return                                             4.40%        2.40%        4.20%         4.02%        8.31%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $1,021         $774         $635          $591         $688
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.16%        0.16%        0.17%         0.22%        0.24%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.92%        4.49%        4.38%         4.48%        5.33%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    64%          64%          73%           95%         106%
-------------------------------------------------------------------------------------------------------------------------

1 Calculated based on average shares outstanding.

56

HIGH YIELD BOND PORTFOLIO
                                                                                            Year Ended Dec. 31,
                                                        --------------------------------------------------------------
                                                         2006         2005        2004         2003        2002
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $8.59        $9.02       $8.95        $8.21       $8.59
----------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .58       .60/1/         .68          .53         .59
----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    .09         (.37)        .04          .78        (.46)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .67          .23         .72         1.31         .13
----------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.63)        (.66)       (.65)        (.57)       (.51)
----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  --           --          --           --          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.63)        (.66)       (.65)        (.57)       (.51)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $8.63        $8.59       $9.02        $8.95       $8.21
----------------------------------------------------------------------------------------------------------------------
Total Return                                            8.27%        2.75%       8.53%       16.87%       1.54%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                     $260         $247        $275         $295        $203
----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets           0.24%        0.24%       0.24%        0.29%       0.33%
----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average               7.12%        6.97%       7.22%        7.59%       8.40%
Net Assets
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   47%          46%         57%          49%         30%
----------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.



BALANCED PORTFOLIO
                                                                     Year Ended Dec. 31,
                                               -----------------------------------------
                                               2006     2005      2004     2003     2002
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $19.04   $18.62    $17.16   $14.72   $16.98
----------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------
Net Investment Income                           .58   .53/1/      .493      .44    .445
----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
  on Investments                               2.14      .69     1.402     2.47  (1.460)
----------------------------------------------------------------------------------------
Total from Investment Operations               2.72     1.22     1.895     2.91  (1.015)
----------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------
Dividends from Net Investment Income          (.51)    (.49)    (.435)    (.47)   (.630)
----------------------------------------------------------------------------------------
Distributions from Realized Capital Gains     (.63)    (.31)        --       --   (.615)
----------------------------------------------------------------------------------------
Total Distributions                          (1.14)    (.80)    (.435)    (.47)  (1.245)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period               $20.62   $19.04    $18.62   $17.16   $14.72
----------------------------------------------------------------------------------------
Total Return                                 14.96%    6.83%    11.29%   20.45%   -6.72%
----------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)         $1,404   $1,197    $1,035     $898     $693
----------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net .
  Assets/2/                                  0.25%     0.25%     0.26%    0.31%    0.33%
----------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
  Net Assets                                 3.10%     2.89%     2.99%    2.98%    3.13%
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                      29%         21%       22%      27%      24%
----------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%,
  0.01%, 0.01%, 0.02%, and 0.02%.

EQUITY INCOME PORTFOLIO
                                                                                                         Year Ended Dec. 31,
                                               ------------------------------------------------------------------------------------
                                                   2006             2005             2004             2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $18.60           $19.45           $20.00           $16.55            $19.79
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                               .54              .51              .49             .470               .44
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on         3.10              .22             1.80            3.455             (3.05)
Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   3.64              .73             2.29            3.925             (2.61)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income               (.54)            (.48)            (.47)           (.450)             (.54)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          (.89)           (1.10)           (2.37)           (.025)             (.09)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.43  )         (1.58  )         (2.84  )         (.475  )           (.63  )
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $20.81           $18.60           $19.45           $20.00            $16.55
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     20.70%            4.14%           13.32%           24.44%           -13.76%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)               $601             $483             $439             $372              $296
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net            0.28%            0.28%            0.26%            0.35%             0.37%
Assets/1/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net     2.90%            2.91%            2.78%            2.83%             2.45%
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             28%              26%              29%              63%                5%
-----------------------------------------------------------------------------------------------------------------------------------
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%) for 2006, (0.01%) for 2005 and 0.00%
 for 2004.



DIVERSIFIED VALUE PORTFOLIO

                                                                                                        Year Ended Dec. 31,
                                      -------------------------------------------------------------------------------------
                                           2006               2005               2004              2003                2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $14.37             $13.55             $11.46             $8.98              $10.66
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                    .37/1/             .32/1/                .22            .25/1/                 .23
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                      2.27                .70               2.09              2.47               (1.71)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations           2.64               1.02               2.31              2.72               (1.48)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income       (.29)              (.20)              (.22)            (.24)               (.20)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital        (.19)                --                 --               --                  --
Gains
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (.48)              (.20)              (.22)            (.24)               (.20)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $16.53             $14.37             $13.55            $11.46              $ 8.98
---------------------------------------------------------------------------------------------------------------------------
Total Return                             18.88%              7.61%             20.46%            31.12%             -14.24%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $926               $659               $420              $239                $152
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average        0.40%              0.41%              0.42%             0.48%               0.50%
Net Assets/2/
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                        2.46%              2.29%              2.26%             2.60%               2.33%
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     25%                21%                15%               24%                 27%
---------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.02%,
  0.03%, and 0.02%, respectively.

58

TOTAL STOCK MARKET INDEX PORTFOLIO

                                                                                    Jan. 8/1/ to
                                                                Year Ended Dec.31,       Dec. 31,
                                                        -------------------------
                                                          2006      2005     2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $29.51    $28.60   $25.61         $20.00
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .37       .28      .31            .23/2/
--------------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                       1.37       .43      .25             --
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    2.60       .98     2.63           5.38
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          4.34       .69     3.19           5.61
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.29)     (.31)    (.10)            --
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (2.29)     (.47)    (.10)            --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (2.58)     (.78)    (.20)            --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $31.27    $29.51   $28.60         $25.61
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             15.52%    6.13%   12.55%         28.05%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $473      $318     $257           $150
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0%/3/     0%/3/       0%             0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     1.53%     1.10%    1.45%       1.04%/4/

-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     7%    49%/5/       7%             7%
-------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 The acquired fund fees and expenses were 0.16%.
4 Annualized.
5 Includes activity related to a change in the Portfolio's target index.



EQUITY INDEX PORTFOLIO
                                                                                           Year Ended Dec. 31,
                                                       --------------------------------------------------------
                                                         2006         2005         2004        2003        2002
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $27.87       $28.29       $26.57      $21.68      $29.91
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .47          .48       .49/1/         .34        .330
------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   3.66          .77         2.27        5.57      (6.445)
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         4.13         1.25         2.76        5.91      (6.115)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.48)        (.50)        (.35)       (.34)        440)
------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains               (1.86)       (1.17)        (.69)       (.68)     (1.675)
------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (2.34)       (1.67)       (1.04)      (1.02)     (2.115)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $29.66       $27.87       $28.29      $26.57      $21.68
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           15.71%        4.79%       10.80%      28.47%     -22.11%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                   $2,203       $1,813       $1,664      $1,450        $961
------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets           0.14%        0.14%        0.14%       0.18%       0.18%
------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets    1.80%        1.78%        1.91%/1/    1.62%       1.43%
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   10%          13%           8%          6%         10%
------------------------------------------------------------------------------------------------------------------
1    Net investment  income per share and the ratio of net investment  income to average net assets include $0.08 and 0.31%, respectively,  resulting from a special dividend from Microsoft Corp. in November 2004.

MID-CAP INDEX PORTFOLIO
                                                                                                     Year Ended Dec. 31,
                                                       -------------------------------------------------------------
                                                          2006         2005         2004      2003         2002
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $18.35       $16.27       $13.64    $10.60       $13.23
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .25          .21          .16       .13          .08
--------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    2.22         2.04         2.59      3.33        (1.85)
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          2.47         2.25         2.75     3.46         (1.77)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.20)        (.17)        (.12)     (.10)        (.11)
--------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (.77)          --           --      (.32)        (.75)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.97)        (.17)        (.12)      .42)        (.86)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $19.85       $18.35       $16.27    $13.64       $10.60
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            13.75%       13.97%       20.32%    34.06%      -14.65%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $797         $677         $524      $394         $264
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.24%        0.24%        0.24%     0.29%        0.30%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     1.39%        1.30%        1.24%     1.17%        0.81%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    35%          21%          21%       78%/3/       24%
--------------------------------------------------------------------------------------------------------------------------

1    Includes activity related to a change in the Portfolio's target index.


GROWTH PORTFOLIO

                                                                                                                Year Ended Dec. 31,
                                                      -----------------------------------------------------------------------------
                                                              2006           2005             2004             2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $12.95         $11.67           $10.93            $8.70          $14.37
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                         .078           .050          .051/1/             .039             .05
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments        .170          1.282             .738            2.227           (4.97)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .248          1.332             .789            2.266           (4.92)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.048)         (.052)           (.049)           (.036)           (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --             --               --               --           (.70)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.048)         (.052)           (.049)           (.036)          (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $13.15         $12.95           $11.67           $10.93          $ 8.70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 1.91%         11.49%            7.25%           26.13%         -35.89%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $356           $385             $367             $384            $314
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/3/             0.38%          0.36%            0.36%            0.39%           0.41%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets         0.65%          0.40%         0.43%/2/            0.45%           0.37
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        54%            43%             100%              47%             49%
-----------------------------------------------------------------------------------------------------------------------------------

1 Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.02%),(0.02%), (0.04%), and (0.01%).



60

CAPITAL GROWTH PORTFOLIO

                                                                                                         Dec. 3/1/ to
                                                                                    Year Ended Dec.31,       Dec. 31,
                                                        ---------------------------------------------
                                                          2006         2005         2004      2003               2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $16.01       $15.07       $12.88     $9.39             $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                              .130         .103         0.94/2/  .0513                .01
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   1.698        1.033        2.166     3.444               (.62)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         1.828        1.136        2.260    3.495                (.61)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.110)       (.093)       (.022)    (.005)                --
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (.668)       (.103)       (.048)       --                 --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.778)       (.196)       (.070)    (.005)                --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $17.06       $16.01       $15.07   $12.88              $ 9.39
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            11.63%        7.68%       17.63%   37.24%              -6.10%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $288         $190         $167       $83                 $9
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.42%        0.42%         0.42%    0.48%              0.47%/4/
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     0.96%        0.74%        0.84%/2/  0.45%              0.86%/4/
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    11%          13%           4%        7%                 0%
---------------------------------------------------------------------------------------------------------------------------
1    Inception.
2    Net investment  income per share and the ratio of net investment  income to average net assets include $0.03 and 0.28%, respectively,  resulting from a special dividend from Microsoft Corp. in November 2004.
3    Calculated based on average shares outstanding.
4    Annualized.


SMALL COMPANY GROWTH PORTFOLIO

                                                                                                            Year Ended Dec. 31,
                                                         -----------------------------------------------------------------------
                                                            2006            2005           2004          2003            2002
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $19.61          $19.48         $16.91        $11.99            $16.43
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                .095            .070          (.001)          .014               --
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     2.000           1.031          2.586         4.909             (3.80)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           2.095           1.101          2.585         4.923             (3.80)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (0.75)              --          (.015)        (.003)             (.12)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (2.310)          (.971)             --            --             (.52)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (2.385)          (.971)         (.015)        (.003)             (.64)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $19.32          $19.61         $19.48        $16.91            $11.99
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                              10.21%           6.26%         15.30%        41.07%           -24.03%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                        $823            $744           $752          $621              $383
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/           0.38%           0.40%          0.46%         0.55%             0.57%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               0.51%           0.35%        (0.01%)         0.09%             0.05%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      79%             71%            80%           64%               58%
--------------------------------------------------------------------------------------------------------------------------------
1 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), 0.04%, 0.08%, and 0.07%.






INTERNATIONAL PORTFOLIO
                                                                                                       Year Ended Dec. 31,
                                                        ------------------------------------------------------------------
                                                               2006         2005         2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.37       $15.15       $12.84          $9.67        $12.37
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .43/1/          .25          .23           .155          .160
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments         4.16         2.19         2.24          3.160       (2.175)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               4.59         2.44         2.47          3.315       (2.015)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.22)        (.22)        (.16)         (.145)        (.280)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                     (.18)           --          --              --        (.405)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.40)        (.22)        (.16)         (.145)        (.685)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $21.56       $17.37       $15.15         $12.84        $ 9.67
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                 26.75%       16.31%       19.42%         34.88%       -17.25%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $1,562         $840         $557           $352          $210
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/              0.44%        0.41%        0.41%          0.47%         0.53%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets          2.22%        1.94%        1.99%          1.79%         1.45%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         29%          45%          36%            62%           37%
--------------------------------------------------------------------------------------------------------------------------

1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01)%,
0.00%,  and 0.05%.



62

REIT INDEX PORTFOLIO
                                                                                               Year Ended Dec. 31,
                                                        -----------------------------------------------------------------
                                                          2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $20.26       $20.09       $16.09       $12.84       $13.03

-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .44          .50         .536         .490          .38
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    6.28         1.53        4.229        3.755          .10
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          6.72         2.03        4.765        4.245          .48
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.48)        (.58)       (.460)       (.560)        (.50)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (1.52)       (1.28)       (.305)       (.435)        (.17)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (2.00)       (1.86)       (.765)       (.995)        (.67)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $24.98       $20.26       $20.09       $16.09       $12.84
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            34.93%       11.83%       30.51%       35.48%        3.53%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)                      $645         $453         $412         $297         $180
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.31%        0.31%        0.31%        0.36%        0.39%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     2.14%        2.61%        3.52%        3.97%        4.93%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    19%          21%          24%          12%          20%
-------------------------------------------------------------------------------------------------------------------------










Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. S&P 500/(R)/ and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolios. The portfolio or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such portfolio or securities. For any such portfolio or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related Portfolios. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

Each Portfolio of the Fund offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.

If you wish to redeem money from a Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

A Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the SEC.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of a Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Fund's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Profile page for each Portfolio (except the Money Market Portfolio), a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.

64


GLOSSARY OF INVESTMENT TERMS



ACQUIRED FUND.  Any mutual fund whose shares are owned by another fund.

ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


CORPORATE BOND. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


COUNTRY RISK/REGIONAL RISK. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because a Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


CURRENCY RISK. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


DURATION. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest categories are considered investment-grade; other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


MORTGAGE-BACKED SECURITY. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

NON-INVESTMENT-GRADE BOND. A debt security whose credit-quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody's Ba or Standard & Poor's BB and are commonly referred to as "junk bonds."

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND. A mutual fund that emphasizes stocks of companies whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                       [SHIP LOGO VANGUARD/(R)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable
Insurance Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335




Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962





                                               (C) 2007 The Vanguard Group, Inc.
                                                            All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                 P064USA  042007

                                                       [SHIP LOGO VANGUARD/(R)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable
Insurance Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335



Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962





                                               (C) 2007 The Vanguard Group, Inc.
                                                            All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                              PEOPLES BENEFIT LIFE
                               INSURANCE COMPANY

P064 042007

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY


P064NY 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

>  Prospectus

April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

--------------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights            9
--------------------------------------------------------------------------------
More on the Portfolio           3       General Information            11
--------------------------------------------------------------------------------
 The Portfolio and Vanguard     7       Glossary of Investment Terms   12
--------------------------------------------------------------------------------
 Investment Advisor             7
--------------------------------------------------------------------------------
 Taxes                          8
--------------------------------------------------------------------------------
 Share Price                    8
--------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund
The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Money Market Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

PRIMARY RISKS
The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio's performance could be hurt by:

-Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

-Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

-Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests only in securities that are considered to be of high quality.

-Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns

2

would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                       1997        5.55%
                       1998        5.50
                       1999        5.18
                       2000        6.47
                       2001        4.35
                       2002        1.73
                       2003        1.01
                       2004        1.26
                       2005        3.17
                       2006        5.03

------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.22% (quarter ended March 31, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006
                                               1 Year   5 Years    10 Years
----------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                           5.03%     2.43%     3.91%
----------------------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX       4.76      2.34      3.67
(reflects no deduction for fees or expenses)
----------------------------------------------------------------------------



If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 800-522-5555.


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
----------------------------------------------------
Management Expenses                          0.12%
----------------------------------------------------
12b-1 Distribution Fee                       None
----------------------------------------------------
Other Expenses                               0.03%
----------------------------------------------------
Total Annual Operating Expenses              0.15%
----------------------------------------------------



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$15             $48              $85            $192
------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment policies in the interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

4

MARKET EXPOSURE
The Portfolio's primary policy is to invest in very high-quality money market instruments. Also known as cash investments, these instruments are considered short-term (that is, they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.

--------------------------------------------------------------------------------
  PLAIN TALK ABOUT MONEY MARKET INSTRUMENTS

 The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.
--------------------------------------------------------------------------------



FLAG
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding instruments. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.


SECURITY SELECTION
The Vanguard Group, Inc. (Vanguard), advisor to the Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker's acceptances, and other money market securities. Commercial paper must be rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, as well as in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. In addition, the Portfolio invests in securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government.


FLAG
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT U.S. GOVERNMENT-SPONSORED ENTITIES

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------



FLAG
The Portfolio is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invest in securities that are considered to be of high quality.


FLAG
The Portfolio is subject to industry concentration risk, which is the chance that the Portfolio's performance will be significantly affected, for better or for worse, by developments in the financial services industry.

More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.

The Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to

6

the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------


In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell in the ordinary course of business.

FLAG
The Portfolio reserves the right to invest, to a limited extent, in adjustable-rate securities, which are types of derivatives.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset (such as gold), or a market index (such as the S&P
 500 Index).
--------------------------------------------------------------------------------



The Portfolio may invest, to a limited extent, in adjustable-rate securities, which are types of derivatives. An adjustable-rate security's interest rate, as the name implies, is not set; instead it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates. The Portfolio will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of the investment.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

FREQUENT TRADING OR MARKET-TIMING
Vanguard anticipates that shareholders will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the board of trustees of the Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund's prospectus.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Do not invest with Vanguard if you are a market-timer.


THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2006, Vanguard managed approximately $845 billion in assets.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

8

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The manager primarily responsible for the day-to-day management of the Portfolio is:

JOHN C. LANIUS, Portfolio Manager for Vanguard. He has worked in investment management since 1992; has been with Vanguard since 1997; has co-managed the Money Market Portfolio since 2004; and has managed the Money Market Portfolio since 2006. Education B.A. Middlebury College.

For the fiscal year ended December 31, 2006, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.

The instruments held by the Portfolio are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange traded fund shares, such as Vanguard ETF(TM) Shares).

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

10

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.049 per share from investment income (interest).

 Shareholders received $0.049 per share in the form of dividend distributions. The earnings ($0.049 per share) minus the distributions ($0.049 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 5.03% for the year.

 As of December 31, 2006, the Portfolio had approximately $1.3 billion in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets), and its net investment income amounted to 4.96% of its average net assets.
--------------------------------------------------------------------------------


MONEY MARKET PORTFOLIO
                                                                                            Year Ended Dec. 31,
                                                        --------------------------------------------------------------
                                                          2006        2005        2004         2003         2002
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $1.00       $1.00       $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .049        .031        .012         .010         .017
----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments      --          --          --           --           --
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .049        .031        0.12         .010         .017
----------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.049)      (.031)      (.012)       (.010)       (.017)
----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --          --          --           --           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.049)      (.031)      (.012)       (.010)       (.017)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $1.00       $1.00       $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------
Total Return                                             5.03%       3.17%       1.26%        1.01%        1.73%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $1,310        $939        $840        $862        $1,053
----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.15%       0.15%       0.15%       0.20%         0.21%
----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.96%       3.14%       1.26%       1.01%         1.71%
----------------------------------------------------------------------------------------------------------------------


GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.





Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

12

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY. The average length of time until a security held by a fund reaches maturity and is repaid. In calculating average maturity, a fund will use a security's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the security to be repaid.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MONEY MARKET INSTRUMENTS. Short-term, liquid investments (usually with a maturity of 397 days or less) that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                           SHIP LOGO VANGUARD(R)
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Money Market Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit our website or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335
Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P064SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

>  Prospectus
April 30, 2007

--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------






This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Portfolio Profile          1         Financial Highlights                 6
-------------------------------------------------------------------------------
More on the Portfolio      2         General Information                  8
-------------------------------------------------------------------------------
 The Portfolio and         5         Glossary of Investment Terms         9
 Vanguard
-------------------------------------------------------------------------------
 Investment Advisor        5
-------------------------------------------------------------------------------
 Taxes                     6
-------------------------------------------------------------------------------
 Share Price               6
-------------------------------------------------------------------------------




WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Money Market Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.


PRIMARY INVESTMENT POLICIES
The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.


PRIMARY RISKS
The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio's performance could be hurt by:

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

.. Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests only in securities that are considered to be of high quality.

.. Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                       1997        5.55%
                       1998        5.50
                       1999        5.18
                       2000        6.47
                       2001        4.35
                       2002        1.73
                       2003        1.01
                       2004        1.26
                       2005        3.17
                       2006        5.03

------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.22% (quarter ended March 31, 2004).

2

Average Annual Total Returns for Periods Ended December 31, 2006
                                               1 Year   5 Years    10 Years
----------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                           5.03%     2.43%     3.91%
----------------------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX       4.76      2.34      3.67
(reflects no deduction for fees or expenses)
----------------------------------------------------------------------------



If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 800-522-5555.

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
----------------------------------------------------
Management Expenses                          0.12%
----------------------------------------------------
12b-1 Distribution Fee                       None
----------------------------------------------------
Other Expenses                               0.03%
----------------------------------------------------
Total Annual Operating Expenses              0.15%
----------------------------------------------------



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$15             $48              $85            $192
------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment policies in the interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.


MARKET EXPOSURE
The Portfolio's primary policy is to invest in very high-quality money market instruments. Also known as cash investments, these instruments are considered short-term (that is, they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT MONEY MARKET INSTRUMENTS

 The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.
--------------------------------------------------------------------------------




FLAG
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding instruments. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

SECURITY SELECTION
The Vanguard Group, Inc. (Vanguard), advisor to the Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker's acceptances, and other money market securities. Commercial paper must be rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's, as well as in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. In addition, the Portfolio invests in securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government.


FLAG
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT U.S. GOVERNMENT-SPONSORED ENTITIES

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

4

FLAG
The Portfolio is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invest in securities that are considered to be of high quality.

FALG
The Portfolio is subject to industry concentration risk, which is the chance that the Portfolio's performance will be significantly affected, for better or for worse, by developments in the financial services industry.


More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.

The Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------


In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell in the ordinary course of business.

FLAG
The Portfolio reserves the right to invest, to a limited extent, in adjustable-rate securities, which are types of derivatives.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset (such as gold), or a market index (such as the S&P
 500 Index).
--------------------------------------------------------------------------------



The Portfolio may invest, to a limited extent, in adjustable-rate securities, which are types of derivatives. An adjustable-rate security's interest rate, as the name implies, is not set; instead it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates. The Portfolio will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of the investment.

TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING
Vanguard anticipates that shareholders will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the board of trustees of the Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund's prospectus.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.


Do not invest with Vanguard if you are a market-timer.


THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2006, Vanguard managed approximately $845 billion in assets.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

6

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. JOHN C. LANIUS, Portfolio Manager for Vanguard. He has worked in investment management since 1992; has been with Vanguard since 1997; has co-managed the Money Market Portfolio since 2004; and has managed the Money Market Portfolio since 2006. Education B.A. Middlebury College.

For the fiscal year ended December 31, 2006, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Vanguard Variable Insurance Fund's Statement of Additional Information provides information about the Portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.

The instruments held by the Portfolio are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange traded fund shares, such as Vanguard ETF(TM) Shares).

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.049 per share from investment income (interest).

 Shareholders received $0.049 per share in the form of dividend distributions. The earnings ($0.049 per share) minus the distributions ($0.049 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 5.03% for the year.

 As of December 31, 2006, the Portfolio had approximately $1.3 billion in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets), and its net investment income amounted to 4.96% of its average net assets
--------------------------------------------------------------------------------


MONEY MARKET PORTFOLIO
                                                                                            Year Ended Dec. 31,
                                                        --------------------------------------------------------------
                                                          2006        2005        2004         2003         2002
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $1.00       $1.00       $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .049        .031        .012         .010         .017
----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments      --          --          --           --           --
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .049        .031        0.12         .010         .017
----------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.049)      (.031)      (.012)       (.010)       (.017)
----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --          --          --           --           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.049)      (.031)      (.012)       (.010)       (.017)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $1.00       $1.00       $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------
Total Return                                             5.03%       3.17%       1.26%        1.01%        1.73%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $1,310        $939        $840        $862        $1,053
----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.15%       0.15%       0.15%       0.20%         0.21%
----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.96%       3.14%       1.26%       1.01%         1.71%
----------------------------------------------------------------------------------------------------------------------


8

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining share-holders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.





















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY. The average length of time until a security held by a fund reaches maturity and is repaid. In calculating average maturity, a fund will use a security's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the security to be repaid.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MONEY MARKET INSTRUMENTS. Short-term, liquid investments (usually with a maturity of 397 days or less) that include
U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

If you would like more information about Vanguard Variable
Insurance Fund Money Market Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335



Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                                               (C) 2007 The Vanguard Group, Inc.
                                                            All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.
                                                                    P064A 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

>  Prospectus

April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights           13
---------------------------------------------------------------------------
More on the Portfolio           4       General Information            16
---------------------------------------------------------------------------
 The Portfolio and Vanguard    10       Glossary of Investment Terms   18
---------------------------------------------------------------------------
 Investment Advisor            11
---------------------------------------------------------------------------
 Taxes                         11
---------------------------------------------------------------------------
 Share Price                   12
---------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund
The Short-Term Investment-Grade Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Short-Term Investment-Grade Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide current income while maintaining limited price volatility.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

PRIMARY RISKS
The Portfolio is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Portfolio's performance could be hurt by:

-Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate.

-Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

-Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Portfolio invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Portfolio because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

-Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio may invest a portion of its assets in mortgage-backed securities and callable bonds. Call/prepayment risk should be low for the Portfolio.

-Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The

2

Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                      2000       8.17%
                      2001       7.85
                      2002       6.25
                      2003       3.55
                      2004       2.07
                      2005       2.34
                      2006       4.92
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.42% (quarter ended June 30, 2004).



Average Annual Total Returns for Periods Ended December 31, 2006

                                   1 Year         5 Years    Since Inception/1/
--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT-GRADE PORTFOLIO          4.92%           3.81%                4.70%
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5
YEAR U.S. CREDIT INDEX
(reflects no deduction
for fees or expenses)               4.69            4.52                 5.44
--------------------------------------------------------------------------------
1 Since-inception returns are from February 8, 1999--the inception date of the Portfolio--through December 31, 2006.


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
----------------------------------------------------
Management Expenses                          0.11%
----------------------------------------------------
12b-1 Distribution Fee                       None
----------------------------------------------------
Other Expenses                               0.04%
----------------------------------------------------
Total Annual Operating Expenses              0.15%
----------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years      5 Years      10 Years
------------------------------------------------------
$15           $48          $85          $192
------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TYPES OF BONDS

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------



FLAG LOGO
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.

In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a high level of income risk.


FLAG LOGO
The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a low level of interest rate risk.


FLAG LOGO
The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


Credit risk should be low for the Portfolio because it invests mainly in bonds with high credit-quality ratings.


FLAG LOGO
The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio may invest a portion of its assets in mortgage-backed securities and callable bonds. Call/prepayment risk should be low for the Portfolio.

The Portfolio may enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.


SECURITY SELECTION
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The Portfolio may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities, and no more than 5% of its assets in non-investment-grade bonds, unrated fixed income securities, preferred stocks, and

6

convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below, and unrated fixed income securities are those that are not rated by any independent rating agency.

To a limited extent, the Portfolio is exposed to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality or market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Although the Portfolio invests primarily in fixed income securities, it may invest in other types of instruments. The types of financial instruments that may be purchased by the Portfolio are identified and explained below.

-Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

-U.S. government and agency bonds represent loans by an investor to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. governmental agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

-State and municipal bonds represent loans by an investor to a state or municipal government, or one of its agencies or instrumentalities.

-Mortgage dollar rolls are transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

-Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments such as commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.

-Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and is driven by borrowers' prepayments.

-International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent the Portfolio owns foreign bonds, it is subject to country risk. Because an international dollar-denominated bond's value is designated in dollars, rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk.

-Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bond holders.

-Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

-Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Portfolio will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that the Portfolio may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Portfolio's board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Portfolio without limit.

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 PLAIN TALK ABOUT U.S. GOVERNMENT-SPONSORED ENTITIES

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
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The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

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--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
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OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.


FLAG LOGO
The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).

The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risks of the Portfolio as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used for the Portfolio only where they may help the advisor: to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; to add value when these instruments are attractively priced; or to adjust sensitivity to changes in interest rates.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
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TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and ETF Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

10

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio can be found in the Financial Highlights section of this prospectus.

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 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
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THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2006, Vanguard managed approximately $845 billion in assets.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The manager primarily responsible for the day-to-day management of the Portfolio is:

GREGORY S. NASSOUR, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has worked in investment management since 1994; and has managed the Portfolio since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph's University.

For the fiscal year ended December 31, 2006, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be

12

affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as Vanguard ETF(TM) Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also may use fair-value pricing (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

14

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $10.52 per share. During the year, the Portfolio earned $0.47 per share from investment income (interest and dividends) and $0.03 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 During the year, shareholders received $0.39 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.63, reflecting earnings of $0.50 per share and distributions of $0.39 per share. This was an increase of $0.11 per share (from $10.52 at the beginning of the year to $10.63 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 4.92% for the year.

 As of December 31, 2006, the Portfolio had approximately $401 million in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets), and its net investment income amounted to 4.55% of its average net assets. The Portfolio sold and replaced securities valued at 48% of its net assets.
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SHORT-TERM INVESTMENT-GRADE PORTFOLIO
                                                                                               Year Ended Dec. 31,
                                                        -----------------------------------------------------------------
                                                          2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.52       $10.62       $10.74       $10.71       $10.40
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .47          .38          .33          .31          .32
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     .03         (.14)        (.11)         .06          .31
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .50          .24          .22          .37          .63
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.39)        (.34)        (.34)        (.34)        (.32)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.39)        (.34)        (.34)        (.34)        (.32)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $10.63       $10.52       $10.62       $10.74       $10.71
-------------------------------------------------------------------------------------------------------------------------
Total Return                                             4.92%        2.34%        2.07%        3.55%        6.25%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $401         $373         $394         $390         $298
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.15%        0.15%        0.15%        0.20%        0.23%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.55%        3.58%        3.16%        3.49%        4.65%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    48%          35%          49%          59%          78%
-------------------------------------------------------------------------------------------------------------------------

16

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings
















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

18

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because a Portfolio may invest a large portion of its assets in securities of companies located in any one country, its performance may be hurt disproportionately by the poor performance of its investments in that area.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest categories are considered investment-grade; other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                           SHIP LOGO VANGUARD(R)
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R) /   www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit our www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P144SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

>  Prospectus
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                                                      [SHIP LOGO VANGUARD /(R)/]
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April 30, 2007


This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
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Portfolio Profile               1       Financial Highlights          13
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More on the Portfolio           4       General Information           16
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 The Portfolio and Vanguard    10       Glossary of Investment Terms  17
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 Investment Advisor            10
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 Taxes                         11
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 Share Price                   11
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Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund
The Total Bond Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Total Bond Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE

Investment Objective
The Portfolio seeks to track the performance of a broad, market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:

-Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

-Income risk, which is the chance the Portfolio's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.

-Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are issued by the U.S.Treasury or are of investment-grade quality.

-Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

-Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Portfolio should be low.

2

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
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[BAR CHART]
[RANGE -60% TO 80%]
                     1997      9.41%
                     1998      8.60
                     1999     -0.80
                     2000     11.28
                     2001      8.30
                     2002      8.31
                     2003      4.02
                     2004      4.20
                     2005      2.40
                     2006      4.40
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During the periods shown in the bar chart, the highest return for a calendar quarter was 4.42% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.56% (quarter ended June 30, 2004).



Average Annual Total Returns for Periods Ended December 31, 2006

                                              1 Year   5 Years   10 Years
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TOTAL BOND MARKET INDEX PORTFOLIO              4.40%     4.65%     5.95%
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LEHMAN BROTHERS AGGREGATE BOND INDEX           4.33      5.06      6.24
(reflects no deduction for fees or expenses)
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A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The Portfolio may charge a 0.18% portfolio transaction fee on purchases of $30 million or more by a single investor. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
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Management Expenses                                        0.12%
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12b-1 Distribution Fees                                    None
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Other Expenses                                             0.04%
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Total Annual Operating Expenses                            0.16%
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The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year         3 Years        5 Years        10 Years
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$16            $52            $90            $205
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This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

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 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE
The Portfolio invests in taxable, investment-grade, fixed income and mortgage-backed securities.

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 PLAIN TALK ABOUT TYPES OF BONDS

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
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FLAG LOGO
The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

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 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
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In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.


FLAG LOGO
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall, because the Portfolio then must invest in lower-yielding bonds.


In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a moderate level of income risk.


FLAG LOGO
The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

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 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
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6

Credit risk should be low for the Portfolio because it invests mainly in bonds with high credit-quality ratings.

The Portfolio may enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.


SECURITY SELECTION
Because it would be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Total Bond Market Index Portfolio uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and subsector exposure within tight boundaries compared with that of its target index. Because the Portfolio does not hold all issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) as compared with the target index. The maximum overweighting (or underweighting) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the Portfolio.

The Lehman Brothers Aggregate Bond Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international-dollar denominated bonds, as well as mortgage-backed securities and asset-back securities--all with maturities of more than one year. As of December 31, 2006, the Portfolio was composed of the following types of bonds:


Type of Bond                         Portion of Portfolio's Market Value
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Mortgage-backed                      35%
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U.S. Treasury and government Agency  37
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Corporate                            25
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Foreign                               3
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Up to 20% of the Portfolio's assets may be used to purchase nonpublic investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index.

FLAG LOGO
The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio may invest a portion of its assets in mortgage-backed securities and callable bonds. Call/ prepayment risk should be moderate for the Portfolio.

The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA.

The Portfolio may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions.

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 PLAIN TALK ABOUT U.S. GOVERNMENT-SPONSORED ENTITIES

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
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The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

8

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 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
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OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

The Portfolio may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

Vanguard may invest a small portion of the Portfolio's assets in shares of bond exchange-traded funds (ETFs). Bond index futures and bond ETFs provide returns similar to those of the bonds listed in the target index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.


FLAG LOGO
The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).

The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risks of the Portfolio as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used for the Portfolio only where they may help the advisor: to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; to add value when these instruments are attractively priced; or to adjust sensitivity to changes in interest rates.

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 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
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CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take

10

appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio can be found in the Financial Highlights section of this prospectus.

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 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that "dealer markups" and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
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THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2006, Vanguard managed approximately $845 billion in assets.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The manager primarily responsible for the day-to-day management of the Portfolio is:

JOSHUA C. BARRICKMAN, CFA, Portfolio Manager for Vanguard. He has worked in investment management with Vanguard since 1999 and has managed the Total Bond Market Index Portfolio since 2005. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

For the fiscal year ended December 31, 2006, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.

12

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also may use fair-value pricing (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

14

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $11.21 per share. During the year, the Portfolio earned $0.54 per share from investment income (interest and dividends). There was a decline of $0.07 per share in the value of investments held or sold by the Portfolio, resulting in a net gain of $0.47 per share from investment operations.

 During the year, shareholders received $0.45 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $11.23, reflecting earnings of $0.47 per share and distributions of $0.45 per share. This was an increase of $0.02 per share (from $11.21 at the beginning of the year to $11.23 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 4.40% for the year.

 As of December 31, 2006, the Portfolio had approximately $1 billion in net assets. For the year, its expense ratio was 0.16% ($1.60 per $1,000 of net assets), and its net investment income amounted to 4.92% of its average net assets. The Portfolio sold and replaced securities valued at 64% of its net assets.
--------------------------------------------------------------------------------

TOTAL BOND MARKET INDEX PORTFOLIO
                                                                                               Year Ended Dec. 31,
                                                        -----------------------------------------------------------------
                                                          2006         2005         2004          2003         2002
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.21       $11.48       $11.63        $11.74       $11.29
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                   .54/1/       .50/1/          .49           .57          .54
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (.07)       (.24)          (.01)         (.12)         .36
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .47         .26            .48           .45          .90
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.45)       (.45)          (.61)         (.56)        (.45)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  --        (.08)          (.02)           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.45)       (.53)          (.63)         (.56)        (.45)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $11.23       $11.21       $11.48        $11.63       $11.74
-------------------------------------------------------------------------------------------------------------------------
Total Return                                             4.40%        2.40%        4.20%         4.02%        8.31%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $1,021         $774         $635          $591         $688
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.16%        0.16%        0.17%         0.22%        0.24%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.92%        4.49%        4.38%         4.48%        5.33%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    64%          64%          73%           95%         106%
-------------------------------------------------------------------------------------------------------------------------

1 Calculated based on average shares outstanding.

16

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as previously described. Please consult Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.













Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

18

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

INTERNATIONAL DOLLAR-DENOMINATED BOND. A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest categories are considered investment-grade; other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MORTGAGE-BACKED SECURITY. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                           SHIP LOGO VANGUARD(R)
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P084SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

>  Prospectus

April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights          11
---------------------------------------------------------------------------
More on the Portfolio           3       General Information           14
---------------------------------------------------------------------------
 The Portfolio and Vanguard     9       Glossary of Investment Terms  16
---------------------------------------------------------------------------
 Investment Advisor             9
---------------------------------------------------------------------------
 Taxes                         10
---------------------------------------------------------------------------
 Share Price                   10
---------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The High Yield Bond Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The High Yield Bond Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide a high level of current income.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit- quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc.; have an equivalent rating by any other independent bond-rating agency; or if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Portfolio's performance could be hurt by:

-Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.

-Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. A Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.

-Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

-Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Portfolio before you purchase shares.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                     1997      12.08%
                     1998       4.06
                     1999       2.89
                     2000      -2.06
                     2001       3.25
                     2002       1.54
                     2003      16.87
                     2004       8.53
                     2005       2.75
                     2006       8.27
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 6.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.26% (quarter ended December 31, 2000).



Average Annual Total Returns for Periods Ended December 31, 2006
                                             1 Year   5 Years   Ten Years
--------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                      8.27%    7.46%      5.69%
--------------------------------------------------------------------------
LEHMAN BROTHERS HIGH YIELD BOND INDEX         11.85    10.18       6.59
(reflects no deduction for fees or expenses)
--------------------------------------------------------------------------



A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------------------
Management Expenses                                        0.20%
---------------------------------------------------------------------
12b-1 Distribution Fees                                    None
---------------------------------------------------------------------
Other Expenses                                             0.04%
---------------------------------------------------------------------
Total Annual Operating Expenses                            0.24%
---------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years      5 Years      10 Years
------------------------------------------------------
$25           $77          $135         $306
------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

4

MARKET EXPOSURE
The Portfolio invests in high-yielding, higher-risk corporate bonds, commonly known as "junk bonds."


FLAG
Because of its investment in junk bonds, the Portfolio is subject to high credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


Credit risk is expected to be high for the Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.


FLAG
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.

In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a moderate level of income risk.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------



FLAG
The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have short- and intermediate-term average maturities.

The Portfolio may enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.


SECURITY SELECTION
The Portfolio invests mainly in a diversified group of high-yielding, higher risk corporate bonds--commonly known as "junk bonds"--which are mostly short- and intermediate-term. As a result of this investment strategy, the Portfolio is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HIGH-YIELD BONDS

 High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------


The Portfolio may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody's or have an equivalent rating from any other independent bond rating agency. These are commonly referred to as investment-grade securities.

The Portfolio will only invest in bonds that, at the time of initial investment, are rated Caa or higher by Moody's or have an equivalent rating from any other independent bond-rating agency. However, the Portfolio may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Portfolio.

The Portfolio's advisor selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.

6

As of December 31, 2006, the Portfolio's holdings had the following credit-quality characteristics:


Credit Quality                        Percentage of Portfolio's Net Assets
--------------------------------------------------------------------------
Aaa                                   4.9%
--------------------------------------------------------------------------
Baa                                   2.1
--------------------------------------------------------------------------
Ba                                   40.9
--------------------------------------------------------------------------
B                                    41.1
--------------------------------------------------------------------------
Caa                                   8.0
--------------------------------------------------------------------------
Not Rated                             3.0
--------------------------------------------------------------------------

Bonds rated less than Baa by Moody's or the equivalent by another firm, such as those held by the Portfolio, are classified as non-investment-grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies. Because of the speculative nature of junk bonds, you should carefully consider the risks associated with the Portfolio before you purchase shares.

To minimize credit risk, the Portfolio normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of December 31, 2006, the Portfolio held the bonds of 150 corporate issuers. This diversification should lessen the negative impact to the Portfolio of a particular bond issuer's failure to pay either principal or interest.

The Portfolio may also enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile. Although it has no present plans to do so, the Portfolio may invest up to 5% of its assets in non-cash-flow-producing high-yield bonds, such as zero coupon bonds (which pay interest only a maturity) or payment-in-kind bonds (which pay interest in the form of additional securities).

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.


FLAG
The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).

The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risks of the Portfolio as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used for the Portfolio only where they may help the advisor: invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; add value when these instruments are attractively priced; or adjust sensitivity to changes in interest rates.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price

8

movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management, an investment advisory firm founded in 1928, managed approximately $575 billion in stock and bond portfolios as of December 31, 2006.

The manager primarily responsible for the day-to-day management of the Portfolio is:

EARL E. MCEVOY, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the Portfolio since its inception. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.

Wellington Management's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average daily net assets for each quarter.

10

For the fiscal year ended December 31, 2006, the advisory fee paid to Wellington Management represented an effective annual rate of 0.06% of the Portfolio's average net assets.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also may use fair-value pricing (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

12

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $8.59 per share. During the year, the Portfolio earned $0.58 per share from investment income (interest and dividends) and $0.09 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.63 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $8.63, reflecting earnings of $0.67 per share and distributions of $0.63 per share. This was an increase of $0.04 per share (from $8.59 at the beginning of the year to $8.63 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 8.27% for the year.

 As of December 31, 2006, the Portfolio had approximately $260 million in net assets. For the year, its expense ratio was 0.24% ($2.40 per $1,000 of net assets), and its net investment income amounted to 7.12% of its average net assets. The Portfolio sold and replaced securities valued at 47% of its net assets.
--------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO
                                                                                            Year Ended Dec. 31,
                                                        --------------------------------------------------------------
                                                         2006         2005        2004         2003        2002
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $8.59        $9.02       $8.95        $8.21       $8.59
----------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .58       .60/1/         .68          .53         .59
----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    .09         (.37)        .04          .78        (.46)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .67          .23         .72         1.31         .13
----------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.63)        (.66)       (.65)        (.57)       (.51)
----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  --           --          --           --          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.63)        (.66)       (.65)        (.57)       (.51)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $8.63        $8.59       $9.02        $8.95       $8.21
----------------------------------------------------------------------------------------------------------------------
Total Return                                            8.27%        2.75%       8.53%       16.87%       1.54%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                     $260         $247        $275         $295        $203
----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets           0.24%        0.24%       0.24%        0.29%       0.33%
----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average               7.12%        6.97%       7.22%        7.59%       8.40%
Net Assets
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   47%          46%         57%          49%         30%
----------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.

14

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

16

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUNTRY RISK. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because a Portfolio may invest a large portion of its assets in securities of companies located in any one country, its performance may be hurt disproportionately by the poor performance of its investments in that area.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. it does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, on which the borrower must pay a fixed, variable, or floating rate of interest.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest categories are considered investment-grade; other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

NON-INVESTMENT-GRADE BOND. A debt security whose credit-quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody's Ba or Standard & Poor's BB and are commonly referred to as "junk bonds."

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                           SHIP LOGO VANGUARD(R)
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund High Yield Bond Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P146SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

>  Prospectus

April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights          13
---------------------------------------------------------------------------
More on the Portfolio           4       General Information           15
---------------------------------------------------------------------------
 The Portfolio and Vanguard    10       Glossary of Investment Terms  17
---------------------------------------------------------------------------
 Investment Advisor            10
---------------------------------------------------------------------------
 Taxes                         11
---------------------------------------------------------------------------
 Share Price                   11
---------------------------------------------------------------------------




WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND
The Balanced Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Balanced Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation and reasonable current income.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests 60% to 70% of its assets in dividend-paying, and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.


PRIMARY RISKS
The Portfolio is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Portfolio's bond and short-term investment holdings may counteract some of the volatility experienced by the Portfolio's stock holdings.

- With approximately 60% to 70% of its assets allocated to stocks, the Portfolio is subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- With approximately 30% to 40% of its assets allocated to bonds, the Portfolio is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Portfolio's income will decline because of falling interest rates; and credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Portfolio is also subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a

2

composite stock/bond index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

Annual Total Returns
------------------------------------------------------------
[BAR CHART]
 [RANGE -60% TO 80%]

                     1997      23.13%
                     1998      12.04
                     1999       4.32
                     2000      10.36
                     2001       4.43
                     2002      -6.72
                     2003      20.45
                     2004      11.29
                     2005       6.38
                     2006      14.96
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 12.56% (quarter ended June 30, 2003), and the lowest return for a quarter was -11.00% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                              1 Year     5 Years      10 Years
-------------------------------------------------------------------------------
BALANCED PORTFOLIO                            14.96%       8.96%         9.80%
-------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------
Standard & Poor's 500 Index                   15.79%       6.19%         8.42%
-------------------------------------------------------------------------------
Composite Stock/Bond Index /1/                11.63        6.22          8.67
-------------------------------------------------------------------------------

1 Made up of unmanaged stock/bond indexes. The stock component, which is weighted 65%, is the S&P 500 Index. The bond component, which is weighted 35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through March 31, 2000, and is based on the Lehman Brothers Credit A or Better Bond Index thereafter.




A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.22%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.03%
---------------------------------------------------------
Total Annual Operating Expenses                  0.25%
---------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$26           $80        $141       $318
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

-------------------------------------------------------------------------------
 Plain talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
-------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

-------------------------------------------------------------------------------
 Plain Talk About Balanced Funds

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
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MARKET EXPOSURE

STOCKS
The Portfolio invests 60% to 70% of its assets in common stocks.


FLAG LOGO
THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. STOCK MARKET RETURNS (1926-2006)

                       1 Year        5 Years        10 Years    20 Years
------------------------------------------------------------------------
Best                    54.2%          28.6%           19.9%       17.8%
------------------------------------------------------------------------
Worst                  -43.1          -12.4            -0.8         3.1
------------------------------------------------------------------------
Average                 12.3           10.4            11.1        11.4
------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.


FLAG LOGO
THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM MID- AND LARGE-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


BONDS
The Portfolio invests 30% to 40% of its assets in bonds.

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 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
-------------------------------------------------------------------------------



FLAG LOGO
The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.


SECURITY SELECTION
The Portfolio invests in both stocks and bonds. Roughly 60% to 70% of the Portfolio's assets are invested in stocks and the remaining 30% to 40% are invested in bonds. The stock portion of the Portfolio is subject to stock market risk and investment style risk, while the bond portion of the Portfolio is subject to interest rate risk, income risk, call risk, and credit risk; both portions of the Portfolio are subject to manager risk. The Portfolio's bond holdings help to reduce--but not eliminate--some of the stock market volatility experienced by the Portfolio. Likewise, changes in interest rates may not have as dramatic an effect on the Portfolio as they would on a Portfolio made up entirely of bonds. The Portfolio's balanced holdings, in the long run, should result in less investment risk--and a lower investment return--than those of a Portfolio investing exclusively in common stocks.


FLAG LOGO
THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

For the stock portion of the Portfolio, the advisor uses extensive research to find what it considers to be undervalued stocks of established, medium-size and large companies. The advisor considers a stock to be undervalued if company earnings or potential earnings are not fully reflected in the stock's share price. The advisor's goal is to identify and purchase

6

these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than that generally provided by stocks in the overall market. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2006, was $68.5 billion.

For the bond portion of the Portfolio, the advisor selects investment-grade bonds that it believes will generate a reasonable level of current income. These may include short-, intermediate-, and long-term corporate, U.S. Treasury, government agency, and asset-backed bonds, as well as mortgage-backed securities.The advisor does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates. Although the Portfolio does not have specific maturity guidelines, the average duration of the Portfolio's bonds as of December 31, 2006, was 5.7 years.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT U.S. GOVERNMENT-SPONSORED ENTITIES

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
-------------------------------------------------------------------------------


A breakdown of the Portfolio's bond holdings (which amounted to 32% of the Portfolio's net assets) as of December 31, 2006, follows:



Type of Bond                            Percentage of Portfolio's Bond Holdings
------------------------------------------------------------------------------
Corporate                               72%
------------------------------------------------------------------------------
U.S. Treasury and government agency      8
------------------------------------------------------------------------------
Government mortgage-backed               9
------------------------------------------------------------------------------
Foreign                                  8
------------------------------------------------------------------------------
Other                                    3
------------------------------------------------------------------------------




The advisor purchases bonds of investment-grade quality--that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's--and, to a lesser extent, unrated bonds that are of comparable credit quality in the advisor's opinion. The dollar-weighted average quality of bonds held by the Portfolio as of December 31, 2006, was Aa3, according to Moody's.

FLAG LOGO
THE PORTFOLIO IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
-------------------------------------------------------------------------------


FLAG LOGO
THE PORTFOLIO IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE PORTFOLIO WOULD THEN LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE PORTFOLIO'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK. THE PORTFOLIO MAY INVEST A PORTION OF ITS ASSETS IN MORTGAGE-BACKED SECURITIES AND CALLABLE BONDS. CALL/ PREPAYMENT RISK SHOULD BE LOW FOR THE PORTFOLIO.

While the mix of stocks and bonds varies from time to time, depending on the advisor's view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Portfolio's holdings under normal circumstances.

The Portfolio may invest up to 25% of its assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

8

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
-------------------------------------------------------------------------------


OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, issued by private companies that carry high-quality investment-grade ratings.

FLAG LOGO
THE PORTFOLIO MAY INVEST IN DERIVATIVES. IN GENERAL, DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE PORTFOLIO'S OTHER INVESTMENTS.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Portfolio may invest a portion of its total assets in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
-------------------------------------------------------------------------------



TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING
BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the FINANCIAL HIGHLIGHTS section of this prospectus.

10

-------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, dealer markups, and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed
 to shareholders.
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THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------



INVESTMENT ADVISOR

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management, an investment advisory firm founded in 1928, managed approximately $575 billion in stock and bond portfolios as of December 31, 2006.

The managers primarily responsible for the day-to-day management of the Portfolio are:

- JOHN C. KEOGH, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1979; has been with Wellington management since 1983; and has managed the bond portion of the Balanced Portfolio since 2003. Education: B.A., Tufts University.

- EDWARD P. BOUSA, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2000; had assisted in the management of the Balanced Portfolio since 2000; and has managed the stock portion of the Balanced Portfolio since January 2003. Education: B.A., Williams College; M.B.A., Harvard Business School.

Wellington Management's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average daily net assets for each quarter. In addition, Wellington Management's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of a Composite Stock/Bond Index over the same period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Lehman Brothers Credit A or Better Bond Index.

For the fiscal year ended December 31, 2006, the advisory fee paid to Wellington Management represented an effective annual rate of 0.07% of the Portfolio's average net assets, before a performance-based increase of 0.01%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be

12

affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. A portfolio may use fair-value pricing with respect to its fixed income securities (1) on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

14

-------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2006 with a net asset value (price) of $19.04 per share. During the year, the Portfolio earned $0.58 per share from investment income (interest and dividends) and $2.14 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 During the year, shareholders received $1.14 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $20.62, reflecting earnings of $2.72 per share and distributions of $1.14 per share. This was an increase of $1.58 per share (from $19.04 at the beginning of the year to $20.62 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 14.96% for the year.

 As of December 31, 2006, the Portfolio had approximately $1.4 billion in net assets. For the year, its expense ratio was 0.25% ($2.50 per $1,000 of net assets), and its net investment income amounted to 3.10% of its average net assets. The Portfolio sold and replaced securities valued at 29% of its net assets.
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BALANCED PORTFOLIO
                                                                     Year Ended Dec. 31,
                                               -----------------------------------------
                                               2006     2005      2004     2003     2002
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $19.04   $18.62    $17.16   $14.72   $16.98
----------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------
Net Investment Income                           .58   .53/1/      .493      .44    .445
----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
  on Investments                               2.14      .69     1.402     2.47  (1.460)
----------------------------------------------------------------------------------------
Total from Investment Operations               2.72     1.22     1.895     2.91  (1.015)
----------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------
Dividends from Net Investment Income          (.51)    (.49)    (.435)    (.47)   (.630)
----------------------------------------------------------------------------------------
Distributions from Realized Capital Gains     (.63)    (.31)        --       --   (.615)
----------------------------------------------------------------------------------------
Total Distributions                          (1.14)    (.80)    (.435)    (.47)  (1.245)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period               $20.62   $19.04    $18.62   $17.16   $14.72
----------------------------------------------------------------------------------------
Total Return                                 14.96%    6.83%    11.29%   20.45%   -6.72%
----------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)         $1,404   $1,197    $1,035     $898     $693
----------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net .
  Assets/2/                                  0.25%     0.25%     0.26%    0.31%    0.33%
----------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
  Net Assets                                 3.10%     2.89%     2.99%    2.98%    3.13%
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                      29%         21%       22%      27%      24%
----------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%,
  0.01%, 0.01%, 0.02%, and 0.02%.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under PORTFOLIO HOLDINGS) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the

16

percentage the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND. A mutual fund that seeks to provide some combination of income, capital appreciation, and conservation of capital by investing in stocks and bonds.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because a Portfolio may invest a large portion of its assets in securities of companies located in any one country, its performance may be hurt disproportionately by the poor performance of its investments in that area.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

CURRENCY RISK. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

DURATION. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

18

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest categories are considered investment-grade; other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                                          [SHIP]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R) /> www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Balanced Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semi-annual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962


                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P069SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

>  Prospectus

April 30, 2007

--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
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This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights          12
---------------------------------------------------------------------------
More on the Portfolio           3       General Information           14
---------------------------------------------------------------------------
 The Portfolio and Vanguard     8       Glossary of Investment Terms  16
---------------------------------------------------------------------------
 Investment Advisors            9
---------------------------------------------------------------------------
 Taxes                         10
---------------------------------------------------------------------------
 Share Price                   11
---------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A Note About Vanguard Variable Insurance Fund
The Equity Income Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Equity Income Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

-Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

-Investment style risk, which is the chance that returns from mid- or large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

-Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and the average equity income fund. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                      1997      34.39%
                      1998      17.62
                      1999      -2.51
                      2000      11.37
                      2001      -3.51
                      2002     -13.76
                      2003      24.44
                      2004      13.32
                      2005       4.14
                      2006      20.70
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 14.42% (quarter ended December 31, 2003), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006
                                               1 Year   5 Years  10 Years
-------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                        20.70%     8.85%     9.73%
-------------------------------------------------------------------------
COMPARATIVE BENCHMARKS
-------------------------------------------------------------------------
Standard & Poor's 500 Index                    15.79%     6.19%     8.42%
(reflects no deduction for fees or expenses)
-------------------------------------------------------------------------
Average Equity Income Fund/1/                  18.46      8.32      8.13
-------------------------------------------------------------------------
1 Derived from data provided by Lipper Inc.




A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.25%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.03%
---------------------------------------------------------
Total Annual Operating Expenses                  0.28%
---------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years      10 Years
----------------------------------------------------
$29           $90        $157         $356
----------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

4

MARKET EXPOSURE
The Portfolio invests mainly in common stocks of U.S. companies.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2006)
                   1 Year 5 Years  10 Years   20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%     17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -0.8       3.1
--------------------------------------------------------
Average             12.3     10.4      11.1      11.4
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $32.1 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Equity Income Portfolio generally fits into the large-cap value category.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from mid- or large-cap value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
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SECURITY SELECTION
The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average dividends. At the time of purchase by the Portfolio, a stock is usually out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation.

The Portfolio uses multiple investment advisors. Each investment advisor independently selects and maintains a selections of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and economy in general. Each advisor will sell a security when it believes it is no longer as attractive as an alternative investment. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks that it believes will produce above-average income and that, in the advisor's opinion, have the potential for long-term capital appreciation.

Wellington Management Company, LLP (Wellington Management), which manages approximately 60% of the Portfolio's assets, employs a fundamental valuation approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future. Securities are sold when an investment is no longer considered as attractive as other available investments, based on Wellington Management's fundamental valuation approach.

The Vanguard Group Inc. (Vanguard), manages approximately 40% of the Portfolio's assets, investing mainly in common stocks of established, medium-size and large companies that pay above-average dividends and have the potential for capital appreciation. Often the advisor purchases securities that are out of favor with the investment community.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock index funds. For more details, see Other Investment Policies and Risks.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller

6

becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest up to 25% of its assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may also invest in convertible securities.

Vanguard may invest a small portion of the Portfolio's assets in shares of stock exchange- traded funds (ETFs). The ETFs may include ETF Shares issued by Vanguard stock index funds. ETFs provide returns similar to those of the stocks or bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Portfolio's transaction costs or add value because the ETFs are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in Vanguard ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.


FLAG LOGO
The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio may also invest in swap agreements. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts, to help protect Portfolio holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Portfolio's securities from falling in value during foreign market downswings.


TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading

8

and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------

THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, and the Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, each provide investment advisory services for the Portfolio. The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund. The Fund's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

Wellington Management, an investment advisory firm founded in 1928, managed approximately $575 billion in stock and bond portfolios as of December 31, 2006.

Vanguard provides investment provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2006, Vanguard managed approximately $845 billion in assets.


GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

10


JOEL M. DICKSON, Ph.D., is head of Active Quantitative Equity Management and Principal of Vanguard. He has direct oversight responsibility for all active quantitative equity portfolios managed by Vanguard's Quantitative Equity Group. He has been with Vanguard since 1996 and has managed investment portfolios since 2003. He received his A.B. in Economics from Washington University in St. Louis and a Ph.D. in Economics from Stanford University.

The managers primarily responsible for the day-to-day management of the Portfolio are:


W. MICHAEL RECKMEYER, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has been with Wellington Management since 1994; and has co-managed a portion of the Equity Income Portfolio since 2007. Education: B.S., University of Wisconsin; M.B.A., University of Wisconsin.

JOHN R. RYAN, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1981 and has managed a portion of the Portfolio since 2003.
Education: B.S., Lehigh University; M.B.A., University of Virginia.

JAMES P. STETLER, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; and has managed a portion of the Portfolio since 2003. Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.

The Portfolio pays one of its advisors--Wellington Management--on a quarterly basis. The quarterly fee paid to Wellington Management is based on certain annual percentage rates applied to average daily net assets managed by the advisor for each quarter. In addition, the quarterly fee paid to Wellington Management is increased or decreased based upon the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of Wellington Management's portion of the Portfolio over a trailing 36-month period is compared with that of the Lipper Equity Income Fund Average over the same period. The Portfolio pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.

For the fiscal year ended December 31, 2006, the aggregate advisory fee paid to Wellington Management, and advisory expenses paid to Vanguard, represented an effective annual rate of 0.09% of the Portfolio's average net assets, before a performance-based decrease of 0.01%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. As the Portfolio's sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

12

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $18.60 per share. During the year, the Portfolio earned $0.54 per share from investment income (interest and dividends) and $3.10 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $1.43 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $20.81, reflecting earnings of $3.64 per share and distributions of $1.43 per share. This was an increase of $2.21 per share (from $18.60 at the beginning of the year to $20.81 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 20.71% for the year.

 As of December 31, 2006, the Portfolio had approximately $601 million in net assets. For the year, its expense ratio was 0.28% ($2.80 per $1,000 of net assets), and its net investment income amounted to 2.90% of its average net assets. The Portfolio sold and replaced securities valued at 28% of its net assets.
--------------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO
                                                                                                         Year Ended Dec. 31,
                                               ------------------------------------------------------------------------------------
                                                   2006             2005             2004             2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $18.60           $19.45           $20.00           $16.55            $19.79
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                               .54              .51              .49             .470               .44
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on         3.10              .22             1.80            3.455             (3.05)
Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   3.64              .73             2.29            3.925             (2.61)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income               (.54)            (.48)            (.47)           (.450)             (.54)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          (.89)           (1.10)           (2.37)           (.025)             (.09)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.43  )         (1.58  )         (2.84  )         (.475  )           (.63  )
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $20.81           $18.60           $19.45           $20.00            $16.55
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     20.70%            4.14%           13.32%           24.44%           -13.76%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)               $601             $483             $439             $372              $296
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net            0.28%            0.28%            0.26%            0.35%             0.37%
Assets/1/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net     2.90%            2.91%            2.78%            2.83%             2.45%
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             28%              26%              29%              63%                5%
-----------------------------------------------------------------------------------------------------------------------------------
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%) for 2006, (0.01%) for 2005 and 0.00%
 for 2004.

14

General Information

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.













Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

16

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because a Portfolio may invest a large portion of its assets in securities of companies located in any one country, its performance may be hurt disproportionately by the poor performance of its investments in that area.

CURRENCY RISK. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND. A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                           SHIP LOGO VANGUARD(R)
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Equity Income Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962






                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P008SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

>  Prospectus

April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------


This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights           10
---------------------------------------------------------------------------
More on the Portfolio           3       General Information            12
---------------------------------------------------------------------------
 The Portfolio and Vanguard     7       Glossary of Investment Terms   14
---------------------------------------------------------------------------
 Investment Advisor             8
---------------------------------------------------------------------------
 Taxes                          9
---------------------------------------------------------------------------
 Share Price                    9
---------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Diversified Value Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Diversified Value Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

-Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

-Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

-Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio.The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[RANGE -60% TO 80%]
                        2000      26.03%
                        2001       0.76
                        2002     -14.24
                        2003      31.12
                        2004      20.46
                        2005       7.61
                        2006      18.88
------------------------------------------------------------

2

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.79% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006

                                   1 Year     5 Years      Since Inception/1/
--------------------------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO        18.88%      11.62%                  8.56%
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX           22.25%      10.86%                  7.97%
--------------------------------------------------------------------------------
1 Since-inception returns are from February 8, 1999--the inception date of the
  Portfolio--through December 31, 2006.
2 The Portfolio's previous comparative index, the S&P 500/Barra Value Index, was discontinued effective June 30, 2006.


A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table., although such costs are reflected in the investment performance figures included in this prospectus The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.37%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.03%
---------------------------------------------------------
Total Annual Operating Expenses                  0.40%
---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$41           $128       $224       $505
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE
The Portfolio invests mainly in common stocks of U.S. companies.


FLAG
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

4


U.S. Stock Market Returns (1926-2006)
                   1 Year  5 Years  10 Years   20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -0.8         3.1
--------------------------------------------------------
Average             12.3     10.4      11.1        11.4
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $41.8 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Diversified Value Portfolio generally fits into the large-cap value category.


FLAG
The Portfolio is subject to investment style risk, which is the chance that returns from large- and mid-cap value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Portfolio invests mainly in common stocks of large- and mid-cap companies (although the advisor will occasionally select stocks with lower market capitalizations) that, in the advisor's opinion, are undervalued. The advisor uses traditional methods of stock selection--research and analysis--to identify undervalued securities. These stocks (called "value" stocks) often have above average dividend yields. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value.

To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.


FLAG
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS

FLAG
The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



The Portfolio may also invest, to a limited extent, in futures and options contracts, which are types of derivatives. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

6

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts, to help protect Portfolio holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Portfolio's securities from falling in value during foreign market downswings.


TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

-Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

8

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761, provides advisory services for the Portfolio. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley managed approximately $65.5 billion in stock and bond portfolios as of December 31, 2006. Barrow, Hanley manages the Portfolio subject to the oversight of the trustees and officers of Vanguard Variable Insurance Fund.

The manager primarily responsible for the day-to-day management of the Portfolio is:

JAMES P. BARROW, Founding Partner of Barrow, Hanley. He has worked in investment management since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.

Barrow, Hanley's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average daily net assets for each quarter. In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of the MSCI US Prime Market 750 Index over the same period.

For the fiscal year ended December 31, 2006, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of less than 0.01%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

10

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $14.37 per share. During the year, the Portfolio earned $0.37 per share from investment income (interest and dividends) and $2.27 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.48 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $16.53, reflecting earnings of $2.64 per share and distributions of $0.48 per share. This was an increase of $2.16 per share (from $14.37 at the beginning of the year to $16.53 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 18.88% for the year.

 As of December 31, 2006, the Portfolio had approximately $926 million in net assets. For the year, its expense ratio was 0.40% ($4.00 per $1,000 of net assets), and its net investment income amounted to 2.46% of its average net assets. The Portfolio sold and replaced securities valued at 25% of its net assets.
--------------------------------------------------------------------------------

DIVERSIFIED VALUE PORTFOLIO

                                                                                                        Year Ended Dec. 31,
                                      -------------------------------------------------------------------------------------
                                           2006               2005               2004              2003                2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $14.37             $13.55             $11.46             $8.98              $10.66
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                    .37/1/             .32/1/                .22            .25/1/                 .23
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                      2.27                .70               2.09              2.47               (1.71)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations           2.64               1.02               2.31              2.72               (1.48)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income       (.29)              (.20)              (.22)            (.24)               (.20)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital        (.19)                --                 --               --                  --
Gains
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (.48)              (.20)              (.22)            (.24)               (.20)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $16.53             $14.37             $13.55            $11.46              $ 8.98
---------------------------------------------------------------------------------------------------------------------------
Total Return                             18.88%              7.61%             20.46%            31.12%             -14.24%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $926               $659               $420              $239                $152
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average        0.40%              0.41%              0.42%             0.48%               0.50%
Net Assets/2/
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                        2.46%              2.29%              2.26%             2.60%               2.33%
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     25%                21%                15%               24%                 27%
---------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.02%,
  0.03%, and 0.02%, respectively.

12

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.
















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

14

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND. A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                           SHIP LOGO VANGUARD(R)
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Diversified Value Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P145SA 042007

Vanguard/(R)/ Variable Insurance Fund
Total Stock Market Index Portfolio
>  Prospectus

April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Profile              1       Financial Highlights           11
--------------------------------------------------------------------------
More on the Portfolio          4       General Information            13
--------------------------------------------------------------------------
 The Portfolio and Vanguard    8       Glossary of Investment Terms   15
--------------------------------------------------------------------------
 Investment Advisor            9
--------------------------------------------------------------------------
 Taxes                         9
--------------------------------------------------------------------------
 Share Price                  10
--------------------------------------------------------------------------




WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND
The Total Stock Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Total Stock Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.


PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard/ /Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.


PRIMARY RISK
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past returns does not indicate how the Portfolio will perform in the future.


ANNUAL TOTAL RETURN
------------------------------------------------------------
[BAR CHART]
[RANGE -60% - 80%]

                2004    12.55%
                2005     6.13
                2006    15.52
------------------------------------------------------------

2

During the period shown in the bar chart, the highest return for a calendar quarter was 10.34% (quarter ended December 31, 2004), and the lowest return for a quarter was -2.43% (quarter ended March 31, 2005).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                                  Since
                                                          1 Year           Inception/1/
TOTAL STOCK MARKET INDEX PORTFOLIO                         15.52%                 15.38%
----------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
----------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                    15.87%                 15.43%
----------------------------------------------------------------------------------------------
Spliced Total Market Index/2/                              15.57                  15.39
----------------------------------------------------------------------------------------------
S&P Total Market Index                                     15.57                     --
----------------------------------------------------------------------------------------------
1    Since-inception returns are from January 8, 2003--the inception date of the
     Portfolio--through December 31, 2006.
2    Reflects the  performance of the Dow Jones  Wilshire 5000  Composite  Index
     through June 17,  2005,  and the S&P Total  Market  Index  thereafter.  The
     Portfolio  adopted the S&P Total  Market  Index as its target index on June
     18, 2005.


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Portfolio Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Portfolio invests, during the Portfolio's fiscal year ended December 31, 2006. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
Management Expenses                           None
-------------------------------------------------------------------------------
12b-1 Distribution Fee                        None
-------------------------------------------------------------------------------
Other Expenses                                None
-------------------------------------------------------------------------------
Acquired Fund Fees and Expenses               0.16%/1/
Total Annual Operating Expenses               0.16%/2/
-------------------------------------------------------------------------------
1 Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds. See The Portfolio and Vanguard.
2 The Total Annual Portfolio Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.




The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expense of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses of the Portfolio and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year       3 Years      5 Years      10 Years
----------------------------------------------------
$16          $52          $90          $205
----------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4


MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE
To achieve exposure to common stocks, the Portfolio invests in shares of other mutual funds.


[FLAG]
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926-2006)
                 1 Years  5 Years  10 Years    20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -0.8         3.1
--------------------------------------------------------
Average             12.3     10.4      11.1        11.4
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $47.1 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Total Stock Market Index Portfolio generally fits into the large-cap blend category.



SECURITY SELECTION
The Total Stock Market Index Portfolio is a "fund of funds," which means that it achieves its objective by investing in other mutual funds rather than in individual securities. The trustees of the Portfolio allocate the Total Stock Market Index Portfolio's assets among the underlying funds. The trustees may authorize the Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

The Total Stock Market Index Portfolio is a stock index fund that seeks to track the performance of the S&P Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio, which tracks the S&P 500 Index, and Vanguard Extended Market Index Fund, which tracks the S&P Completion Index. The S&P Total Market Index is a combination of the S&P 500 Index and the S&P Completion Index; it consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the S&P Completion Index represents mid- and small-capitalization stocks. The Portfolio allocates approximately 75% of its assets to Vanguard Variable Insurance Fund-Equity Index Portfolio, and the remaining 25% of its assets to Vanguard Extended Market Index Fund.

The Portfolio is considered nondiversified because it invests in two underlying funds. However, the underlying funds in which the Portfolio invests are broadly diversified.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------


The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's

6

advisor attempts to control these risks through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------




OTHER INVESTMENT POLICIES AND RISKS
The two underlying funds in which the Portfolio invests will hold foreign securities only to the extent that they are represented in their target benchmark indexes. To the extent that the underlying funds hold foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Vanguard may invest a small portion of the Portfolio's assets in shares of stock or bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the stocks or bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Portfolio's transaction costs or add value because the ETFs are favorably priced.


[FLAG]
The Portfolio may invest, to a limited extent, in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio and its underlying funds use futures only for the purpose of tracking their target indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by, in addition, all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

8

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that "dealer markups" and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

The Portfolio indirectly bears a proportionate share of the expenses of the underlying funds in which it invests. However, its direct expenses are expected to be very low or zero. The Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (1) the Portfolio's contribution to the cost of operating the underlying funds in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio's operations.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios. Vanguard provides advisory services for the Portfolio, a fund of funds, by (1) maintaining the Portfolio's allocation to its two underlying investments, Vanguard Extended Market Index Fund and Vanguard Variable Insurance Fund-Equity Index Portfolio, and (2) by providing advisory services to those two underlying funds. As of December 31, 2006, Vanguard managed more than $845 billion in total assets.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. DUANE F. KELLY, Principal of Vanguard. He has been with Vanguard since 1989 and has managed the Total Stock Market Index Portfolio since its inception.
Education: B.S., LaSalle University.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

10

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the period shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represents the rate that an investor would have earned or lost during the period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

12

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $29.51 per share. During the year, the Portfolio earned $0.37 per share from investment income (interest and dividends), $1.37 from capital gain distributions received, and $0.98 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $2.58 in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $31.27, reflecting earnings of $4.34 per share and distributions of $2.58 per share. This was an increase of $1.78 per share (from $29.51 at the beginning of the year to $31.27 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 15.52% for the year.

 As of December 31, 2006, the Portfolio had approximately $473 million in net assets. For the year, its net investment income amounted to 1.53% of its average net assets. The Portfolio sold and replaced securities valued at 7%
 of its net assets.
--------------------------------------------------------------------------------


TOTAL STOCK MARKET INDEX PORTFOLIO

                                                                                    Jan. 8/1/ to
                                                                Year Ended Dec.31,       Dec. 31,
                                                        -------------------------
                                                          2006      2005     2004           2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $29.51    $28.60   $25.61         $20.00
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .37       .28      .31            .23/2/
--------------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                       1.37       .43      .25             --
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    2.60       .98     2.63           5.38
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          4.34       .69     3.19           5.61
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.29)     (.31)    (.10)            --
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (2.29)     (.47)    (.10)            --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (2.58)     (.78)    (.20)            --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $31.27    $29.51   $28.60         $25.61
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             15.52%    6.13%   12.55%         28.05%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $473      $318     $257           $150
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0%/3/     0%/3/       0%             0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     1.53%     1.10%    1.45%       1.04%/4/

-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     7%    49%/5/       7%             7%
-------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 The acquired fund fees and expenses were 0.16%.
4 Annualized.
5 Includes activity related to a change in the Portfolio's target index.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of

14

the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.







































Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's/(R)/, S&P 500/(R)/, and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolios. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACQUIRED FUND.  Any mutual fund whose shares are owned by another fund.


ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.


MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                      [SHIP LOGO VANGUARD /(r)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information  about Vanguard Variable
Insurance Fund Total Stock Market Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

VANGUARD ANNUITY AND INSURANCE SERVICES
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P604SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO
>  Prospectus

April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Portfolio Profile              1       Financial Highlights           10
--------------------------------------------------------------------------
More on the Portfolio          4       General Information            12
--------------------------------------------------------------------------
 The Portfolio and Vanguard    8       Glossary of Investment Terms   14
--------------------------------------------------------------------------
 Investment Advisor            8
--------------------------------------------------------------------------
 Taxes                         9
--------------------------------------------------------------------------
 Share Price                   9
--------------------------------------------------------------------------




WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND
The Equity Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Equity Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2

ANNUAL TOTAL RETURNS
------------------------------------------------------------
[BAR CHART]
[Range -60% - 80%]
                1997     33.17%
                1998     28.68
                1999     21.05
                2000     -9.04
                2001    -12.00
                2002    -22.11
                2003     28.47
                2004     10.80
                2005      4.79
                2006     15.71
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.18% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                 1 Year    5 Years    10 Years
-------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                            15.71%      6.10%       8.36%
-------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX                       15.79       6.19        8.42
(reflects no deduction for fees or expenses)
-------------------------------------------------------------------------------



A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
--------------------------------------------------------------
Management Expenses                               0.11%
--------------------------------------------------------------
12b-1 Distribution Fee                            None
--------------------------------------------------------------
Other Expenses                                    0.03%
--------------------------------------------------------------
Total Annual Expenses                             0.14%
--------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$14            $45            $79            $179
------------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FlAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE
The Portfolio invests mainly in common stocks of U.S. companies.


[FLAG]
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926-2006)
                 1 Years  5 Years  10 Years    20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -0.8         3.1
--------------------------------------------------------
Average             12.3     10.4      11.1        11.4
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $58.8 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Equity Index Portfolio generally fits into the large-cap blend category.


[FLAG]
The Portfolio is subject to investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


SECURITY SELECTION
The Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the return of large-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the S&P 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. These stocks represent approximately 78% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio's assets will be invested in stocks that make up the Index. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors.

The actual stocks that make up the Index are chosen by Standard & Poor's. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 48% of its market capitalization.

The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

6

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may also invest in convertible securities and warrants.

The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


[FLAG]
The Portfolio may invest, to a limited extent, in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio uses futures only for the purpose of tracking its target index. The Portfolio may also invest in swap agreements.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how

8

long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2006, Vanguard managed approximately $845 billion in assets.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. RYAN E. LUDT, Principal of Vanguard. He has been with Vanguard since 1997 and has managed the Equity Index Portfolio since 2000. Education: B.S., The Pennsylvania
State University.

For the fiscal year ended December 31, 2006, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate

10

change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $27.87 per share. During the year, the Portfolio earned $0.47 per share from investment income (interest and dividends) and $3.66 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $2.34 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $29.66, reflecting earnings of $4.13 per share and distributions of $2.34 per share. This was an decrease of $1.79 per share (from $27.87 at the beginning of the year to $29.66 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 15.71% for the year.

 As of December 31, 2006, the Portfolio had approximately $2.2 billion in net assets. For the year, its expense ratio was 0.14% ($1.40 per $1,000 of net assets), and its net investment income amounted to 1.80% of its average net assets. The Portfolio sold and replaced securities valued at 10% of its net assets.
--------------------------------------------------------------------------------


EQUITY INDEX PORTFOLIO
                                                                                           Year Ended Dec. 31,
                                                       --------------------------------------------------------
                                                         2006         2005         2004        2003        2002
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $27.87       $28.29       $26.57      $21.68      $29.91
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .47          .48       .49/1/         .34        .330
------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   3.66          .77         2.27        5.57      (6.445)
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         4.13         1.25         2.76        5.91      (6.115)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.48)        (.50)        (.35)       (.34)        440)
------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains               (1.86)       (1.17)        (.69)       (.68)     (1.675)
------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (2.34)       (1.67)       (1.04)      (1.02)     (2.115)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $29.66       $27.87       $28.29      $26.57      $21.68
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           15.71%        4.79%       10.80%      28.47%     -22.11%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                   $2,203       $1,813       $1,664      $1,450        $961
------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets           0.14%        0.14%        0.14%       0.18%       0.18%
------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets    1.80%        1.78%        1.91%/1/    1.62%       1.43%
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   10%          13%           8%          6%         10%
------------------------------------------------------------------------------------------------------------------
1    Net investment  income per share and the ratio of net investment  income to average net assets include $0.08 and 0.31%, respectively,  resulting from a special dividend from Microsoft Corp. in November 2004.

12

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the

Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.








Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's/(R)/, S&P 500/(R)/, and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. All other marks are the exclusive property of their respective owners.

14

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Equity Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

VANGUARD ANNUITY AND INSURANCE SERVICES
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P068SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO
>  Prospectus

April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------
This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 CONTENTS

Portfolio Profile              1       Financial Highlights           10
--------------------------------------------------------------------------
More on the Portfolio          3       General Information            12
--------------------------------------------------------------------------
 The Portfolio and Vanguard    8       Glossary of Investment Terms  14
--------------------------------------------------------------------------
 Investment Advisor            8
--------------------------------------------------------------------------
 Taxes                         9
--------------------------------------------------------------------------
 Share Price                   9
--------------------------------------------------------------------------





WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND
The Mid-Cap Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Mid-Cap Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.







MSCI (R) LOGO

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2

Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[Range -60% - 80%]
                2000    17.93%
                2001    -0.53
                2002   -14.65
                2003    34.06
                2004    20.32
                2005    13.97
                2006    13.75
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.57% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                      Since
                                     1 Year                5 Years                Inception/1/
MID-CAP INDEX PORTFOLIO               13.75%                 12.28%                   12.97%
-------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index    10.32%                 10.89%                   11.93%
-------------------------------------------------------------------------------------------------
Spliced Mid Cap Index/2/              13.75                  12.31                    12.85
-------------------------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index             13.75                     --                       --
-------------------------------------------------------------------------------------------------
1    The initial share  purchase date for the Portfolio was February 8, 1999, at
     which   time  all   assets   were   held  in  money   market   instruments.
     Since-inception   returns  are  from  February  9,  1999--when  performance
     measurement began--through December 31, 2006.
2    Reflects  performance of the S&P MidCap 400 Index through May 16, 2003, and performance  of the MSCI US Mid Cap 450  Index  thereafter.  The  Portfolio adopted the MSCI US Mid Cap 450 Index as its target index on May 17, 2003.



A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.20%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.04%
---------------------------------------------------------
Total Annual Operating Expenses                  0.24%
---------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$25           $77        $135       $306
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

4

MARKET EXPOSURE
The Portfolio invests mainly in common stocks of U.S. companies.


[FLAG]
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926-2006)
                 1 Years  5 Years  10 Years    20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -0.8         3.1
--------------------------------------------------------
Average             12.3     10.4      11.1        11.4
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $6.6 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Mid-Cap Index Portfolio generally fits into the mid-cap blend category.


[FLAG]
The Portfolio is subject to investment style risk, which is the chance that returns from the types of stocks in which the Portfolio invests will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


SECURITY SELECTION
The Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the MSCI

US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the MSCI US Mid Cap 450 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio's assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by MSCI. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors.

Mid-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.

The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may also invest in convertible securities and warrants.

The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


[FLAG]
The Portfolio may invest, to a limited extent, in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

6

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio uses futures only for the purpose of tracking its target index. The Portfolio may also invest in swap agreements.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio) in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------

8

THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2006, Vanguard managed approximately $845 billion in assets.


GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Mid-Cap Index Portfolio since its inception. Education:
B.S.B.A., Shippensburg University.

For the fiscal year ended December 31, 2006, the portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

10

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $18.35 per share. During the year, the Portfolio earned $0.25 per share from investment income (interest and dividends) and $2.22 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.97 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $19.85, reflecting earnings of $2.47 per share and distributions of $0.97 per share. This was an increase of $1.50 per share (from $18.35 at the beginning of the year to $19.85 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 13.75% for the year.

 As of December 31, 206, the Portfolio had approximately $797 million in net assets. For the year, its expense ratio was 0.24% ($2.40 per $1,000 of net assets), and its net investment income amounted to 1.39% of its average net assets. The Portfolio sold and replaced securities valued at 35% of its net assets.
--------------------------------------------------------------------------------

MID-CAP INDEX PORTFOLIO
                                                                                                     Year Ended Dec. 31,
                                                       -------------------------------------------------------------
                                                          2006         2005         2004      2003         2002
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $18.35       $16.27       $13.64    $10.60       $13.23
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .25          .21          .16       .13          .08
--------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    2.22         2.04         2.59      3.33        (1.85)
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          2.47         2.25         2.75     3.46         (1.77)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.20)        (.17)        (.12)     (.10)        (.11)
--------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (.77)          --           --      (.32)        (.75)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.97)        (.17)        (.12)      .42)        (.86)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $19.85       $18.35       $16.27    $13.64       $10.60
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            13.75%       13.97%       20.32%    34.06%      -14.65%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $797         $677         $524      $394         $264
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.24%        0.24%        0.24%     0.29%        0.30%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     1.39%        1.30%        1.24%     1.17%        0.81%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    35%          21%          21%       78%/3/       24%
--------------------------------------------------------------------------------------------------------------------------

1    Includes activity related to a change in the Portfolio's target index.

12

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.














Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The portfolio or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such portfolio or securities. For any such portfolio or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

14

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. The Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                       [SHIP LOGO VANGUARD/(R)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Mid-Cap Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P143SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
GROWTH PORTFOLIO






>  PROSPECTUS



April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------





This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------
Portfolio Profile              1       Financial Highlights           12
--------------------------------------------------------------------------
More on the Portfolio          3       General Information            14
--------------------------------------------------------------------------
 The Portfolio and Vanguard    9       Glossary of Investment Terms   16
--------------------------------------------------------------------------
 Investment Advisors           9
--------------------------------------------------------------------------
 Taxes                        10
--------------------------------------------------------------------------
 Share Price                  11
--------------------------------------------------------------------------





WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND
The Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Asset concentration risk, which is the chance that the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2


ANNUAL TOTAL RETURNS
------------------------------------------------------------
BAR CHART
RANGE -60% to 80%


                  1997           26.64
                  1998           40.75
                  1999           22.43
                  2000          -20.01
                  2001          -31.83
                  2002          -35.89
                  2003           26.13
                  2004            7.25
                  2005           11.49
                  2006            1.91

------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                        1 YEAR   5 YEARS     10 YEARS
---------------------------------------------------------------------
GROWTH PORTFOLIO                         1.91%    -0.29%        1.60%
---------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees and expenses)
---------------------------------------------------------------------
Russell 1000 Growth Index                9.07%     2.69%        5.44%
---------------------------------------------------------------------
Standard & Poor's 500 Index              15.79      6.19         8.42
---------------------------------------------------------------------



A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus.The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
Management Expenses                              0.34%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.04%
---------------------------------------------------------
Total Annual Portfolio Expenses                  0.38%
---------------------------------------------------------




The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$39           $122       $213       $480
--------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.

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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

4

MARKET EXPOSURE
The Portfolio invests primarily in common stocks of U.S. companies.


[FLAG] The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. STOCK MARKET RETURNS (1926-2006)

                 1 Year    5 Years    10 Years   20 Years
---------------------------------------------------------
Best              54.2%      28.6%       19.9%      17.8%
---------------------------------------------------------
Worst             -43.1      -12.4        -0.8        3.1
---------------------------------------------------------
Average            12.4       10.4        11.1       11.4
---------------------------------------------------------




The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to the market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $50.2 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Growth Portfolio generally fits into the large-cap growth category.


[FLAG] The Portfolio is subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

-------------------------------------------------------------------------------



SECURITY SELECTION
The Portfolio invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Portfolio generally focuses on companies that are considered large-cap by the Portfolio's investment advisors. The Growth Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of securities, and the advisors' assessments of the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment. Although each advisor uses different processes to select securities, under normal circumstances, the portfolio will invest at least 80% of its assets in securities issued by U.S. companies.


AllianceBernstein L.P. (AllianceBernstein), advisor for approximately 70%-75% of the Portfolio's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. AllianceBernstein's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment managers make their selections from these categories, focusing on companies that they believe are well-managed, show above-average earnings growth potential, and have reasonable valuations.


William Blair & Company, L.L.C. (William Blair & Company), in managing its portion of the Portfolio's assets--approximately 25%-30%--uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.


The Vanguard Group, Inc. (Vanguard), manages a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see Other Investment Policies and Risks.

6

[FLAG] Because the Portfolio tends to invest a high percentage of assets in its ten largest holdings, the Portfolio is subject to asset concentration risk, which is the chance that the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks.

As of December 31, 2006, the Portfolio had invested 32.2% of its assets in its top ten holdings. The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.


[FLAG] The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful security and counterparty selection and monitoring.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

-------------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS
Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


[FLAG] The  Portfolio may invest in  derivatives.  In general,  derivatives  may
involve  risks  different  from,  and  possibly   greater  than,  those  of  the
Portfolio's other investments.

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in Vanguard ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts, to help protect portfolio holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Portfolio's securities from falling in value during foreign market downswings.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

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TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

8


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

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 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

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THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.

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INVESTMENT ADVISORS

AllianceBernstein L.P. (AllianceBernstein), 1345 Avenue of the Americas, New York, NY 10105, and William Blair & Company, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, each provide investment advisory services for the Portfolio.

AllianceBernstein, an investment advisory firm founded in 1971, manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $717 billion in assets as of December 31, 2006.

William Blair & Company is an independently owned, full-service investment management firm founded in 1935. It manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. William Blair & Company managed about $43 billion in assets as of December 31, 2006.

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of the trustees and officer of the Vanguard Variable Insurance Fund. The Portfolio's Board of Trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

10

The managers primarily responsible for the day-today management of the Portfolio are:

.. ALAN LEVI, Senior Vice President of AllianceBernstein and Disciplined Growth Senior Portfolio Manager. He has worked in investment management since 1973; has been with AllianceBernstein for his entire investment management career; and has managed a portion of the Portfolio since 2002. Education: B.A., Johns Hopkins University; M.B.A., University of Chicago.

.. JOHN F. JOSTRAND, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Portfolio since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.

The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average daily net assets managed by the advisor for each quarter. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period (60-month period for William Blair & Company) is compared with that of the Russell 1000 Growth Index over the same period. Note that the performance fee structure will not be in full operation for William Blair & Company until May 31, 2009; before then, advisory fees will be calculated using certain transition rules.

For the fiscal year ended December 31, 2006, the advisory fee paid by the Portfolio represented an effective annual rate of 0.12% of the Portfolio's average net assets, before a performance-based increase of 0.01%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $12.95 per share. During the year, the Portfolio earned $0.078 per share from investment income (interest and dividends) and $0.170 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.048 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $13.15, reflecting earnings of $0.248 per share and distributions of $0.048 per share. This was an increase of $0.20 per share (from $12.95 at the beginning of the year to $13.15 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 1.91% for the year.

 As of December 31, 2006, the Portfolio had approximately $356 million in net assets. For the year, its expense ratio was 0.38% ($3.80 per $1,000 of net assets), and its net investment income amounted to 0.65% of its average net assets. The Portfolio sold and replaced securities valued at 54% of its net assets.
-------------------------------------------------------------------------------

GROWTH PORTFOLIO

                                                                                                                Year Ended Dec. 31,
                                                      -----------------------------------------------------------------------------
                                                              2006           2005             2004             2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $12.95         $11.67           $10.93            $8.70          $14.37
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                         .078           .050          .051/1/             .039             .05
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments        .170          1.282             .738            2.227           (4.97)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .248          1.332             .789            2.266           (4.92)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.048)         (.052)           (.049)           (.036)           (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --             --               --               --           (.70)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.048)         (.052)           (.049)           (.036)          (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $13.15         $12.95           $11.67           $10.93          $ 8.70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 1.91%         11.49%            7.25%           26.13%         -35.89%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $356           $385             $367             $384            $314
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/3/             0.38%          0.36%            0.36%            0.39%           0.41%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets         0.65%          0.40%         0.43%/2/            0.45%           0.37
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        54%            43%             100%              47%             49%
-----------------------------------------------------------------------------------------------------------------------------------

1 Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.02%),(0.02%), (0.04%), and (0.01%).



14

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.




































Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

16

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND. A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                [SHIP] VANGUARD/(R)/
                                                P.O. Box 2600
                                                Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Capital Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Test Telephone for the hearing impaired: 800-952-3335

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962


(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P010SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO
>  Prospectus

April 30, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Portfolio Profile              1       Financial Highlights           11
--------------------------------------------------------------------------
More on the Portfolio          3       General Information            13
--------------------------------------------------------------------------
 The Portfolio and Vanguard    8       Glossary of Investment Terms   15
--------------------------------------------------------------------------
 Investment Advisor            8
--------------------------------------------------------------------------
 Taxes                        10
--------------------------------------------------------------------------
 Share Price                  10
--------------------------------------------------------------------------



WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND
The Capital Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Capital Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


ANNUAL TOTAL RETURNS
------------------------------------------------------------
[BAR CHART]
[Range -60% - 80%]
                2003    37.24%
                2004    17.63
                2005     7.68
                2006    11.63
------------------------------------------------------------

2

During the period shown in the bar chart, the highest return for a calendar quarter was 16.63% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.89% (quarter ended March 31, 2005).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                      Since
                                                1 Year            Inception/1/
CAPITAL GROWTH PORTFOLIO                         11.63%               15.85%
----------------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX
(reflects no deduction for fees and expenses)    15.79                13.22
----------------------------------------------------------------------------------------
1    Since-inception  returns are from December 3,  2002--the  inception date of the portfolio--through December 31, 2006.


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.38%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.04%
---------------------------------------------------------
Total Annual Operating Expenses                  0.42%
---------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$43           $135       $235       $530
--------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests primarily in common stocks of U.S. companies.


[FLAG]
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

4

U.S. Stock Market Returns (1926-2006)
                 1 Years  5 Years  10 Years    20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -0.8         3.1
--------------------------------------------------------
Average             12.3     10.4      11.1        11.4
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $31.8 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Capital Growth Portfolio generally fits into the large-cap growth category.


[FLAG]
The Portfolio is subject to investment style risk, which is the chance that returns from mid- and large-cap growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Portfolio invests mainly in common stocks of companies that the advisor expects to have favorable prospects for capital appreciation and that sell at attractive prices, but typically produce little income. The Portfolio's advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Companies selected for stock purchase typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. The advisor then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.

The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio's cash levels will increase. Because the Portfolio's selections are determined by an analysis of each individual stock, the Portfolio's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Portfolio's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.


[FLAG]
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------


TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


OTHER INVESTMENT POLICIES AND RISKS
Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 25% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

6

[FLAG]
The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts, to help protect portfolio holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Portfolio's securities from falling in value during foreign market downswings.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

..  Each   Vanguard   fund   reserves   the   right  to   reject   any   purchase
request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.
.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

8

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

PRIMECAP Management Company (PRIMECAP), 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, provides investment advisory services to the Portfolio. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, mutual funds, and foundations unrelated to Vanguard. PRIMECAP managed approximately $61 billion in assets as of December 31, 2006. Primecap manages the Portfolio subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund.

The managers primarily responsible for overseeing the day-to-day management of the Portfolio are:

.. HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception in 2002. Education: B.A., Williams College; M.B.A., Harvard Business School.

.. THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception in 2002.
Education: B.A., University of Chicago; M.B.A., Harvard Business School.

.. JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has co-managed the Portfolio since its inception in 2002. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

.. ALFRED W. MORDECAI, Executive Vice President of PRIMECAP. He has worked in investment management since 1997; has managed assets for PRIMECAP since 1999; and has co-managed the Portfolio since its inception in 2002. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

.. MITCHELL J. MILIAS, Vice Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception in 2002.
Education: B.S., Stanford University; M.B.A., Harvard Business School.

.. DAVID H. VAN SLOOTEN, Senior Vice President of PRIMECAP. He has worked in investment management since 1996; has managed assets for PRIMECAP since 1997; and has co-managed the Portfolio since 2002. Education: B.A., Brigham Young University; M.M., Kellogg Graduate School of Management, Northwestern University.

Each of these six individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio's assets is co-managed by individuals in PRIMECAP's research department.

PRIMECAP's advisory fee is paid quarterly and is based on an annual percentage rate of 0.15% applied to the Portfolio's average daily net assets for each quarter.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.

10

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

12

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $16.01 per share. During the year, the Portfolio earned $0.130 per share from investment income (interest and dividends) and $1.698 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.778 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $17.06, reflecting earnings of $1.828 per share and distributions of $0.778 per share. This was an increase of $1.05 per share (from $16.01 at the beginning of the year to $17.06 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 11.63% for the year.

 As of December 31, 2006, the Portfolio had approximately $288 million in net assets. For the year, its expense ratio was 0.42% ($4.20 per $1,000 of net assets), and its net investment income amounted to 0.96% of its average net assets. The Portfolio sold and replaced securities valued at 11% of its net assets.
--------------------------------------------------------------------------------


CAPITAL GROWTH PORTFOLIO

                                                                                                         Dec. 3/1/ to
                                                                                    Year Ended Dec.31,       Dec. 31,
                                                        ---------------------------------------------
                                                          2006         2005         2004      2003               2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $16.01       $15.07       $12.88     $9.39             $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                              .130         .103         0.94/2/  .0513                .01
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   1.698        1.033        2.166     3.444               (.62)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         1.828        1.136        2.260    3.495                (.61)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.110)       (.093)       (.022)    (.005)                --
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (.668)       (.103)       (.048)       --                 --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.778)       (.196)       (.070)    (.005)                --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $17.06       $16.01       $15.07   $12.88              $ 9.39
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            11.63%        7.68%       17.63%   37.24%              -6.10%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $288         $190         $167       $83                 $9
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.42%        0.42%         0.42%    0.48%              0.47%/4/
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     0.96%        0.74%        0.84%/2/  0.45%              0.86%/4/
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    11%          13%           4%        7%                 0%
---------------------------------------------------------------------------------------------------------------------------
1    Inception.
2    Net investment  income per share and the ratio of net investment  income to average net assets include $0.03 and 0.28%, respectively,  resulting from a special dividend from Microsoft Corp. in November 2004.
3    Calculated based on average shares outstanding.
4    Annualized.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

14

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.
















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees.It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

16


VALUE FUND. A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                       [SHIP LOGO VANGUARD/(R)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Fund Capital Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

VANGUARD ANNUITY AND INSURANCE SERVICES
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-5962
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                   P603SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO



>  PROSPECTUS



April 30, 2007
--------------------------------------------------------------------------------

                                                           [SHIP] VANGUARD/(R)/


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This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

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Portfolio Profile              1       Financial Highlights           12
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More on the Portfolio          3       General Information            14
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 The Portfolio and Vanguard    8       Glossary of Investment Terms   16
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 Investment Advisors           9
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 Taxes                        10
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 Share Price                  11
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WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.

A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND
The Small Company Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Small Company Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


ANNUAL TOTAL RETURN
------------------------------------------------------------
 [BAR CHART]
 [-60% to 80%]

                   1997          13.27
                   1998           7.95
                   1999          61.34
                   2000          15.80
                   2001           5.59
                   2002         -24.03
                   2003          41.07
                   2004          15.30
                   2005           6.26
                   2006          10.21

------------------------------------------------------------

2

During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -19.00% (quarter ended September 30, 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                               1 Year   5 Years  Ten Years
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SMALL COMPANY GROWTH PORTFOLIO                 10.21%     7.67%     13.32%
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RUSSELL 2500 GROWTH INDEX
(reflects no deduction for fees or expenses)    12.26      7.62       7.11
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A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.35%
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12b-1 Distribution Fee                           None
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Other Expenses                                   0.03%
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Total Annual Operating Expenses                  0.38%
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The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$39           $122       $213       $480
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This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

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 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.

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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE
Under normal circumstances, the Portfolio will invest at least 80% of its assets in small company stocks. This policy may be changed only upon 60 days' notice to shareholders. The Portfolio's investment in small company stocks generally will be within the capitalization range of the companies included in the Russell 2500 Growth Index ($237 million to $7 billion, as of December 31, 2006). In the future, the Index's market capitalization range may be higher or lower, and the Portfolio's investments may track another index. Such changes may occur at any time and without notice to Fund shareholders. The Portfolio's stocks are expected to provide little or no dividend income.



[FLAG] THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too.

4

Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. STOCK MARKET RETURNS (1926-2006)

                 1  Year    5 Years   10 Years   20 Years
---------------------------------------------------------
Best               54.2%      28.6%      19.9%      17.8%
---------------------------------------------------------
Worst              -43.1      -12.4       -0.8        3.1
---------------------------------------------------------
Average             12.3       10.4       11.1       11.4
---------------------------------------------------------




The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $1.5 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Small Company Growth Portfolio generally fits into the small-cap growth category.



[FLAG] THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM SMALL-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

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 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

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SECURITY SELECTION
The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active management methods, which means that securities are bought and sold according to the advisors' evaluations about companies, the prices of the securities, and the advisors' assessment of the stock market and the economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the advisor's opinion, have strong growth potential. The Portfolio trades stocks aggressively, which may result in higher transaction costs.

Granahan Investment Management, Inc. (Granahan), which managed approximately 66% of the Portfolio's assets as of December 31, 2006, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product or service and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges "pioneer" stocks based on their estimated growth potential compared with market value. The third category, "special situation," includes companies that lack a record of strong growth but that, in Granahan's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 35% to 70% of the advisor's share of Portfolio assets, with the other two categories generally at 10% to 35% each.

Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which managed the balance of the Portfolio's assets as of December 31, 2006 uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including earnings revision, which selects companies that are likely to experience positive earnings suprises; intrinsic value, which seeks high-quality growth companies that are selling below their intrinsic value; and finally, recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

The Vanguard Group Inc. (Vanguard), manages a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard may invest the Portfolio's cash flows in equity index futures and/or exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see Other Investment Policies and Risks.



[FLAG LOGO] THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE PORTFOLIO TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

6
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 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

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OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may also invest in convertible securities.

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 25% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 Vanguard typically invests a small portion of the Portfolio's assets in shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in Vanguard ETF Shares of other Vanguard funds. Portfolio assets invested in Vanguard ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

[FLAG]
THE  PORTFOLIO MAY INVEST IN  DERIVATIVES.  IN GENERAL,  DERIVATIVES  MAY
INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF  THE
PORTFOLIO'S OTHER INVESTMENTS.

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts to help protect Portfolio holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Portfolio's securities from falling in value during foreign market downswings.

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 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

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TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

..  Each   Vanguard   fund   reserves   the   right  to   reject   any   purchase
request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

8

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. Historically, the Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

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 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

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THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.

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INVESTMENT ADVISORS

Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, each provide investment advisory services for the Portfolio.

Granahan, a professional investment advisory firm founded in 1985, is a Massachusetts corporation. Granahan managed approximately $3.9 billion in assets as of December 31, 2006.

GMO is an investment advisory firm founded in 1977. GMO managed approximately $141 billion in assets as of December 31, 2006. GMO provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.

The portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at anytime.

The managers primarily responsible for the day-to-day management of the Portfolio are:

JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

GARY C. HATTON, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.

JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has co-managed a portion of the Portfolio since 1996. Education: B.A., Boston University.

ROBERT F. GRANAHAN, CFA, Vice President of Granahan. He has worked in investment management since 1995 and has co-managed a portion of the Portfolio since 2004. Education: B.A., Tufts University; M.B.A., New York University.

Day-to-day management of the GMO portion of the SMALL COMPANY GROWTH PORTFOLIO is the responsibility of GMO's U.S. Quantitative Equity Division (Quantitative Division), which is made up of several investment professionals associated with the Manager, and no one

10

person is primarily responsible for day-to-day management of the portfolio. The Division's team members work collaboratively to manage the Portfolio. The Director of the Division, and the senior member of the Division responsible for managing the implementation and monitoring of the overall portfolio management of the Portfolio is:

.. SAM WILDERMAN, CFA, Partner and Director of U.S. equity management at GMO. He has worked in investment management with GMO since 1996; had responsibility for research and portfolio management for GMO's Emerging Markets Division; and joined the Quantitative Division as co-director in 2005. Education: B.A., Yale University.

The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average daily net assets managed by the advisor for each quarter. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Russell 2500 Growth Index over the same period. Note that this performance fee structure will not be in full operation for Granahan and GMO until June 30, 2006; until then, Granahan's and GMO's advisory fees will be calculated using certain transition rules.

For the fiscal year ended December 31, 2006, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.17% of the Portfolio's average net assets, before a performance-based decrease of 0.04%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30 each year.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security.) A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $19.61 per share. During the year, the Portfolio earned $0.095 per share from investment income (interest and dividends) and $2.00 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $2.385 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $19.32, reflecting earnings of $2.095 per share and distributions of $2.385 per share. This was a decrease of $0.29 per share (from $19.61 at the beginning of the year to $19.32 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 10.21% for the year.

 As of December 31, 2006, the Portfolio had approximately $823 million in net assets. For the year, its expense ratio was 0.38% ($3.80 per $1,000 of net assets), and its net investment income amounted to 0.51% of its average net assets. The Portfolio sold and replaced securities valued at 79% of its net assets.

-------------------------------------------------------------------------------


SMALL COMPANY GROWTH PORTFOLIO

                                                                                                            Year Ended Dec. 31,
                                                         -----------------------------------------------------------------------
                                                            2006            2005           2004          2003            2002
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $19.61          $19.48         $16.91        $11.99            $16.43
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                .095            .070          (.001)          .014               --
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     2.000           1.031          2.586         4.909             (3.80)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           2.095           1.101          2.585         4.923             (3.80)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (0.75)              --          (.015)        (.003)             (.12)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (2.310)          (.971)             --            --             (.52)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (2.385)          (.971)         (.015)        (.003)             (.64)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $19.32          $19.61         $19.48        $16.91            $11.99
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                              10.21%           6.26%         15.30%        41.07%           -24.03%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                        $823            $744           $752          $621              $383
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/           0.38%           0.40%          0.46%         0.55%             0.57%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               0.51%           0.35%        (0.01%)         0.09%             0.05%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      79%             71%            80%           64%               58%
--------------------------------------------------------------------------------------------------------------------------------
1 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), 0.04%, 0.08%, and 0.07%.





14

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio.

We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.










Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners

16

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit
(CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because a Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

CURRENCY RISK. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND. A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                   [SHIP] VANGUARD /(R)/


                                                   P.O. Box 2600
                                                   Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund Small Company Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P067SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND


INTERNATIONAL PORTFOLIO




April 30, 2007

--------------------------------------------------------------------------------

                                                           [SHIP] VANGUARD/(R)/


--------------------------------------------------------------------------------




This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

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Portfolio Profile              1       Financial Highlights           12
--------------------------------------------------------------------------
More on the Portfolio          3       General Information            14
--------------------------------------------------------------------------
 The Portfolio and Vanguard    9       Glossary of Investment Terms   16
--------------------------------------------------------------------------
 Investment Advisors          10
--------------------------------------------------------------------------
 Taxes                        11
--------------------------------------------------------------------------
 Share Price                  11
--------------------------------------------------------------------------


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The International Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The International Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Portfolio invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The Portfolio uses multiple investment advisors.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the market, and they often perform quite differently.

.. Country risk/regional risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2


ANNUAL TOTAL RETURNS
------------------------------------------------------------

  BAR CHART 1997-2006
 [ -60% to 80%]

                   1997               3.34
                   1998              18.83
                   1999              25.39
                   2000              -6.70
                   2001             -18.62
                   2002             -17.25
                   2003              34.88
                   2004              19.42
                   2005              16.31
                   2006              26.75

------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.53% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                     1 Year            5 Years            10 Years
--------------------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO                               26.75              14.46               8.67%
--------------------------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX
(reflects no deduction for fees and  expenses)/1/     26.34              14.98                7.71
--------------------------------------------------------------------------------------------------
1 MSCI EAFE Index returns are adjusted for withholding taxes applicable to
 U.S.-based mutual funds organized as Delaware statutory trusts.


A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses                              0.39%
---------------------------------------------------------
12b-1 Distribution Fee                           None
---------------------------------------------------------
Other Expenses                                   0.05%
---------------------------------------------------------
Total Annual Operating Expenses                  0.44%
---------------------------------------------------------




The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year      3 Years    5 Years    10 Years
------------------------------------------------
$45         $141       $246       $555
------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.

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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

4

MARKET EXPOSURE
The Portfolio invests primarily in large-capitalization growth stocks of companies located outside the United States.



[FLAG] The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $36.3 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The International Portfolio generally fits into the large-cap growth category.



[FLAG] The Portfolio is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the market, and they often perform quite differently.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

--------------------------------------------------------------------------------


Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average annual total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. The returns, however, are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

INTERNATIONAL STOCK MARKET RETURNS (1970-2006)

                         1 Year   5  Years   10 Years  20 Years
---------------------------------------------------------------
Best                      69.4%      36.1%      22.0%     15.5%
---------------------------------------------------------------
Worst                     -23.4       -2.9        4.0       8.1
--------------------------------------------------------------
Average                    12.9       10.8       11.7      12.6
---------------------------------------------------------------





The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2006. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Portfolio in particular.

Because it invests mainly in international stocks, the Portfolio is subject to:



[FLAG]  Currency risk / regional  risk,  which is the chance that the value of a
foreign  investment,   measured  in  U.S.  dollars,  will  decrease  because  of
unfavorable changes in currency exchange rates.

Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced, because a given sum in foreign currency translates into more U.S. dollars.

The Portfolio is also subject to:


[FLAG] Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets

International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards and practices; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.


SECURITY SELECTION
The Portfolio invests in common stocks of non-U.S. companies considered to have above-average potential for growth. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations about the companies, the prices of the securities, and the advisors' assessments of the stock market and the economy in general. Each advisor will sell a security when is it no longer as attractive as an alternative investment.

Schroder Investment Management North America Inc. (Schroders), which managed approximately 49% of the Portfolio's assets as of December 31, 2006, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets

6

around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.

The core (normally 60% to 70%) of the assets in the Schroders portion of the Portfolio is invested in stocks of companies that possess what Schroders believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Schroders assets consist of "non-core" stocks selected to increase the Portfolio's presence in industries or markets in which the near-term outlook is particularly favorable. These non-core holdings typically are large-cap stocks that have historically moved in accordance with their industry or local markets.

Baillie Gifford Overseas Ltd (Baillie Gifford), which managed about 49% of the Portfolio's assets as of December 31, 2006, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The advisor considers sustainable earnings and free cash growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered when evaluating companies in this bottom-up analysis are earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Portfolio's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

The advisors' investment approaches result in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index. As a result of these different characteristics, the Portfolio's performance is often substantially different from the performance of broad international stock indexes.

The Portfolio may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

The Vanguard Group, Inc. (Vanguard) manages a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard may invest the Portfolio's cash flows in stock index futures and/or exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see OTHER INVESTMENT POLICIES AND RISKS.

[FLAG] The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful security and counterparty selection and monitoring.

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 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

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OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may also invest in convertible securities.

Vanguard typically invests a small portion of the Portfolio's assets in shares of exchange-traded funds (ETFs), which may include Vanguard ETF/(R) /Shares issued by Vanguard stock index funds. ETFs provide returns similar to those of the stocks or bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Portfolio's transaction costs or add value because the ETFs are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.


[FLAG] The  Portfolio may invest in  derivatives.  In general,  derivatives  may
involve  risks  different  from,  and  possibly   greater  than,  those  of  the
Portfolio's other investments.

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent a Portfolio's securities from falling in value during foreign market downswings.

8

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 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

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TEMPORARY INVESTMENT MEASURES
The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the "at-cost" expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING
BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the FINANCIAL HIGHLIGHTS section of this prospectus.

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 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

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THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

10

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 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISORS

Schroder Investment Management North America Inc. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, and Baillie Gifford Overseas Ltd (Baillie Gifford), Carlton Square, Greenside Row, Edinburgh, EH1 3N, Scotland, each provide investment advisory services for the Portfolio.

Schroders, an investment advisory firm founded in 1979, is part of a worldwide group of financial services companies known as The Schroder Group. As of September 30, 2006, Schroders, together with its affiliated companies, managed approximately $229.4 billion in assets.

Baillie Gifford is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom, and manages money primarily for institutional clients. Baillie Gifford began managing the Portfolio in 2003. As of December 31, 2006, Baillie Gifford & Co. had assets under management that totaled approximately $95 billion.

The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The managers primarily responsible for the day-to-day management of the Portfolio are:


VIRGINIE MAISONNEUVE, CFA, Director of Schroders, Executive Director of Schroder Investment Management Limited (Schroders Ltd.), and Head of Schroders' Europe, Australasia, Far East (EAFE) Team. She has worked in investment management since 1987; has managed assets for Schroders since 2004; and has jointly managed the Portfolio with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China; a Diplome de Grand Ecole de Commerce (equivalent to an M.B.A.), the ESLSCA in Paris, France.


MATTHEW DOBBS, Executive Director of Schroders Ltd. and Portfolio Manager on the EAFE Team. He has been with Schroders since 1981; has advised the Portfolio since 1999; and has jointly managed with Ms. Maisonneuve since 2005. Education:
B.A., Worcester College, Oxford University.

JAMES K. ANDERSON, Deputy Chief Investment Officer, Head of Global Equities, and Partner of Baillie Gifford & Co. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003. Education:
B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton University.

The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average daily net assets for each quarter. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the MSCI EAFE over the same period.

Schroders pays 25% of its advisory fee to Schroder Limited for providing sub-advisory services.

For the fiscal year ended December 31, 2006, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.13% of the Portfolio's average net assets, before a performance-based increase of 0.01%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

12

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security. A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country- specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $17.37 per share. During the year, the Portfolio earned $0.43 per share from investment income (interest and dividends) and $4.16 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.22 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $21.56, reflecting earnings of $4.59 per share and distributions of $0.40 per share. This was an increase of $4.19 per share (from $17.37 at the beginning of the year to $21.56 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 26.75% for the year.

 As of December 31, 2006, the Portfolio had approximately $1.6 billion in net assets. For the year, its expense ratio was 0.44% ($4.40 per $1,000 of net assets) and its net investment income amounted to 2.22% of its average net assets. The Portfolio sold and replaced securities valued at 29% of its net assets.

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INTERNATIONAL PORTFOLIO
                                                                                                       Year Ended Dec. 31,
                                                        ------------------------------------------------------------------
                                                               2006         2005         2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.37       $15.15       $12.84          $9.67        $12.37
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INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .43/1/          .25          .23           .155          .160
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments         4.16         2.19         2.24          3.160       (2.175)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               4.59         2.44         2.47          3.315       (2.015)
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Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.22)        (.22)        (.16)         (.145)        (.280)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                     (.18)           --          --              --        (.405)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.40)        (.22)        (.16)         (.145)        (.685)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $21.56       $17.37       $15.15         $12.84        $ 9.67
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TOTAL RETURN                                                 26.75%       16.31%       19.42%         34.88%       -17.25%
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RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $1,562         $840         $557           $352          $210
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/              0.44%        0.41%        0.41%          0.47%         0.53%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets          2.22%        1.94%        1.99%          1.79%         1.45%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         29%          45%          36%            62%           37%
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1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01)%,
0.00%,  and 0.05%.



14

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under PORTFOLIO HOLDINGS) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.


































 Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The portfolio or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such portfolio or securities. For any such portfolio or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related Portfolios. All other marks are the exclusive property of their respective owners.

16

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS. Distribution Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


COUNTRY RISK/REGIONAL RISK. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because a Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


CURRENCY RISK. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


INTERNATIONAL STOCK FUND. A mutual fund that invests in the stocks of companies located outside the United States.


INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.


MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VALUE FUND. A mutual fund that emphasizes stocks of companies whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                   [SHIP] VANGUARD /(R)/
                                                   P.O. Box 2600
                                                   Valley Forge, PA 19482-2600



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund International Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semi-annual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

FUND'S INVESTMENT COMPANY ACT FILE NUMBER: 811-5962

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P086SA 042007

VANGUARD/(R)/ VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO
>  Prospectus

April 30, 2007
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                                                      [SHIP LOGO VANGUARD /(R)/]
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This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Portfolio Profile              1       Financial Highlights           13
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More on the Funds              4       General Information            16
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 The Portfolio and Vanguard   10       Glossary of Investment Terms   18
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 Investment Advisor           11
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 Taxes                        11
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 Share Price                  12
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WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND
The REIT Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The REIT Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


INVESTMENT OBJECTIVE
The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.


PRIMARY INVESTMENT STRATEGIES
The Portfolio normally invests at least 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US REIT Index. The Portfolio invests in stocks that make up the Index; the remaining assets are allocated to cash investments.


PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

.. Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


PERFORMANCE INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative benchmarks. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2


Annual Total Returns
------------------------------------------------------------
[BAR CHART]
[Range -60% - 80%]
                2000    26.29%
                2001    12.14
                2002    3.53
                2003    35.48
                2004    30.51
                2005    11.83
                2006    34.93
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 14.93% (quarter ended December 31, 2004), and the lowest return for a quarter was -8.49% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                                            Since
                                                              1 Year           5 Years  Inception/1/
--------------------------------------------------------------------------------------------------
REIT Index Portfolio                                           34.93%            22.53%      8.52%
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COMPARATIVE BENCHMARKS
(reflect no deduction for fees or expenses)
---------------------------------------------------------------------------------------------------
MSCI US REIT Index/2/                                          35.92%            23.22%     19.07%
---------------------------------------------------------------------------------------------------
Target REIT Composite/3/                                       35.22             22.77      18.76
---------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                        15.87              7.65       4.70
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1    The initial share  purchase date for the Portfolio was February 8, 1999, at
     which   time  all   assets   were   held  in  money   market   instruments.
     Since-inception   returns  are  from  February  9,  1999--when  performance
     measurement began--through December 31, 2006.
2    Morgan  Stanley REIT Index's name changed to MSCI US REIT Index,  effective
     June 20, 2005.
3    The Target REIT  Composite  consists of the MSCI US REIT Index  adjusted to include a 2% cash position (Lipper Money Market Average).



A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2006. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from the Portfolio's assets)
---------------------------------------------------------
Management Expenses:                             0.27%
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12b-1 Distribution Fee:                          None
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Other Expenses:                                  0.04%
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Total Annual Portfolio Operating Expenses:       0.31%
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The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$32           $100       $174       $393
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This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests approximately 98% of its assets in stocks of equity real estate investment trusts and holds any remaining assets in cash investments to meet shareholder redemptions. This policy may be changed only upon 60 days' notice to shareholders.


[FLAG]
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926-2006)
                 1 Years  5 Years  10 Years    20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
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Worst              -43.1    -12.4      -0.8         3.1
--------------------------------------------------------
Average             12.3     10.4      11.1        11.4
--------------------------------------------------------




The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2006, was $7.3 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The REIT Index Portfolio generally fits into the small-cap value category.


[FLAG]
The Portfolio is subject to investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.


SECURITY SELECTION
The Portfolio uses a "passive management"--or indexing-- investment approach. The Portfolio's advisor, The Vanguard Group (Vanguard), normally invests approximately 98% of the Portfolio's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the MSCI US REIT Index.

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 PLAIN TALK ABOUT REITS

 Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on several factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
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The Portfolio holds each stock contained in the MSCI US REIT Index in approximately the same proportion as its weighting in the Index. For example, if 5% of the MSCI US REIT Index were made up of the stock of a specific REIT, the Portfolio would invest 5% of its noncash assets in that stock.

6

[FLAG]
Because it invests in stocks of REITs, the Portfolio is subject to several risks in addition to the risk of a general decline in the stock market. These risks include:


Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.


Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TYPES OF REITS

 An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages. The Portfolio invests in equity REITs only, and not in other types of REITs.
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Because of its emphasis on REIT stocks, the Portfolio's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including the supply of and demand for properties; the economic health of the country, as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

The MSCI US REIT Index is made up of stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Portfolio invests in equity REITs only.

As of December 31, 2006, the Index included 102 REITs. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status. REITs in the MSCI US REIT Index tend to be small- and mid-capitalization stocks, with market capitalizations generally below $4 billion. Like small-cap stocks in general, REIT stocks can be more volatile than the large-cap stocks that dominate the overall stock market. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Portfolio is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multisector portfolio.

Stocks in the MSCI US REIT Index represent a broadly diversified range of property types. The Index's makeup, as of December 31, 2006, was as follows.


TYPE OF REIT    PERCENTAGE OF INDEX
-------------------------------------
Retail          26%
-------------------------------------
Office          21
-------------------------------------
Specialized     19
-------------------------------------
Residential     19
-------------------------------------
Diversified      8
-------------------------------------
Industrial       7
-------------------------------------



The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash investments to meet shareholder redemptions.

The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful security and counterparty selection and monitoring.

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 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
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8

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


[FLAG]
The Portfolio may invest, to a limited extent, in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

The Portfolio may invest, to a limited extent, in futures and options contracts, which are types of derivatives. The Portfolio uses futures only for the purpose of tracking its target index. To the extent that the Portfolio invests in futures, it will not have 98% of its assets in REIT stocks. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

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 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
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CASH MANAGEMENT
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

FREQUENT TRADING OR MARKET-TIMING

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

10

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

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 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
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THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 36 investment companies with more than 140 distinct investment portfolios holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2006, Vanguard managed more than $845 billion in total assets.


GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the REIT Index Portfolio since its inception. Education:
B.S., Villanova University.

For the fiscal year ended December 31, 2006, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

12

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such a ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

14

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 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began fiscal year 2006 with a net asset value (price) of $20.26 per share. During the year, the Portfolio earned $0.44 per share from investment income (interest and dividends) and $6.28 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $2.00 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $24.98, reflecting earnings of $6.72 per share and distributions of $2.00 per share. This was an increase of $4.72 per share (from $20.26 at the beginning of the year to $24.98 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 34.93% for the year.

 As of December 31, 2006, the Portfolio had approximately $645 million in net assets. For the year, its expense ratio was 0.31% ($3.10 per $1,000 of net assets), and its net investment income amounted to 2.14% of its average net assets. The Portfolio sold and replaced securities valued at 19% of its net assets.
--------------------------------------------------------------------------------

REIT INDEX PORTFOLIO
                                                                                               Year Ended Dec. 31,
                                                        -----------------------------------------------------------------
                                                          2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $20.26       $20.09       $16.09       $12.84       $13.03

-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .44          .50         .536         .490          .38
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    6.28         1.53        4.229        3.755          .10
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          6.72         2.03        4.765        4.245          .48
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.48)        (.58)       (.460)       (.560)        (.50)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (1.52)       (1.28)       (.305)       (.435)        (.17)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (2.00)       (1.86)       (.765)       (.995)        (.67)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $24.98       $20.26       $20.09       $16.09       $12.84
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            34.93%       11.83%       30.51%       35.48%        3.53%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)                      $645         $453         $412         $297         $180
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.31%        0.31%        0.31%        0.36%        0.39%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     2.14%        2.61%        3.52%        3.97%        4.93%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    19%          21%          24%          12%          20%
-------------------------------------------------------------------------------------------------------------------------


16

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.





















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

18

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COST BASIS. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS. Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year.The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

INDUSTRY CONCENTRATION. Focusing on the securities of a specific industry (such as energy, precious metals, health care, or real estate).


INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.


LIQUIDITY. The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

REAL ESTATE INVESTMENT TRUST (REIT). A company that owns and manages a group of properties, mortgages, or both.


RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gains.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                       [SHIP LOGO VANGUARD/(R)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Variable Insurance Fund REIT Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semi-annual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

VANGUARD ANNUITY AND INSURANCE SERVICES
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962


                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                  P0147SA 042007

                                     PART B

                     VANGUARD/(R)/ VARIABLE INSURANCE FUNDS
                                   (THE FUND)


                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2007


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated April 30, 2007. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please write to the Fund or contact the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-28
SHARE PRICE...........................................................B-29
PURCHASE AND REDEMPTION OF SHARES.....................................B-30
MANAGEMENT OF THE FUND................................................B-31
INVESTMENT ADVISORY SERVICES..........................................B-43
PORTFOLIO TRANSACTIONS................................................B-59
PROXY VOTING GUIDELINES...............................................B-62
FINANCIAL STATEMENTS..................................................B-67
DESCRIPTION OF BOND RATINGS...........................................B-67

                            DESCRIPTION OF THE TRUST


ORGANIZATION

Vanguard Variable Insurance Funds (hereinafter the Trust or the Fund) was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware statutory trust on June 30, 1998. Prior to its reorganization as a Delaware statutory trust, the Fund was known by the same name as is currently used. The Fund is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. It currently offers the following portfolios:


Balanced Portfolio                             International Portfolio
Capital Growth Portfolio                       Mid-Cap Index Portfolio
Diversified Value Portfolio                    Money Market Portfolio
Equity Income Portfolio                        REIT Index Portfolio
Equity Index Portfolio                         Short-Term Investment-Grade
                                               Portfolio*
Growth Portfolio                               Small Company Growth Portfolio
High Yield Bond Portfolio                      Total Bond Market Index Portfolio
                     Total Stock Market Index Portfolio
          (individually, a Portfolio; collectively, the Portfolios)

*Prior to August 19, 2004, the Short-Term Investment-Grade Portfolio was known as the Short-Term Corporate Portfolio.

 Each Portfolio offers only one class of shares (Investor Shares). Throughout this document, any references to "class" indicate how a Portfolio would operate if, in the future, the Portfolio issued more than one class of shares. The Fund has the ability to offer additional portfolios or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue for a single portfolio or class of shares.

 Each Portfolio (except the Total Stock Market Index Portfolio) is registered as a diversified open-end management investment company. The Total Stock Market Index Portfolio is registered as a nondiversified open-end management investment company.

 Each Portfolio described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Fund" for more information.

 Each Portfolio of the Fund offers its shares to insurance companies that sponsor both annuity and life insurance contracts. An insurance company might offer some, but not necessarily all, of the Portfolios.


SERVICE PROVIDERS

 CUSTODIANS. The Bank of New York, One Wall Street, New York, NY 10286 (for the Capital Growth, Growth, Money Market, and Short-Term Investment-Grade Portfolios), Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the International Portfolio), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for the Equity Income and Total Stock Market Index Portfolios), U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109 (for the Balanced, Diversified Value, Equity Index, High Yield Bond, Mid-Cap Index, REIT Index, and Small Company Growth Portfolios), and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Total Bond Market Index Portfolio), serve as the Portfolios' custodians. The custodians are responsible for maintaining the Portfolios' assets, keeping all necessary accounts and records of Portfolio assets, and appointing any foreign sub-custodians or foreign securities depositories.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the Fund's annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

CHARACTERISTICS OF THE FUND'S SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Portfolio's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Portfolio or a share class. The Portfolio or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Portfolio or class. Unless terminated by reorganization or liquidation, each Portfolio and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Portfolio will not be personally liable for payment of the Portfolio's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Portfolio obligation only if the Portfolio itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of each class of a Portfolio are entitled to receive any dividends or other distributions declared by the Portfolio for each such class. No shares of a Portfolio have priority or preference over any other shares of the Portfolio with respect to distributions. Distributions will be made from the assets of the Portfolio, and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the

Portfolio based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Portfolio or class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; and (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of asset is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Portfolio's net assets and to change any fundamental policy of the Portfolio. Unless otherwise required by applicable law, shareholders of each Portfolio receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Portfolio or class affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Portfolio is liquidated, shareholders will be entitled to receive a pro rata share of the Portfolio's net assets. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

 CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.

 REDEMPTION PROVISIONS. The Fund's redemption provisions are described in the current annuity or life insurance program prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUNDS PROVISION. The Fund has no sinking fund provisions.

 CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Portfolios will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Portfolio must comply with certain requirements. If a Portfolio fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES

Some of the investment policies described below and in the Fund's prospectus set forth percentage limitations on a Portfolio's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

 The following policies and explanations supplement each Portfolio's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Portfolio may acquire such investments to the extent consistent with its investment objective and policies.

 80% POLICY. Under normal circumstances, the Equity Income, High Yield Bond, Short-Term Investment-Grade, Small Company Growth, and Total Bond Market Index Portfolios will invest at least 80% of their assets in particular types of investments. Under normal circumstances, the Equity Index and Mid-Cap Index Portfolios will invest all, or substantially all (but in no event less than 80%) of their assets in the stocks that make up their respective indexes. Under normal circumstances, the REIT Index Portfolio will normally invest 98% (but in no event less than 80%) of its assets in stocks that make up its index. In applying these 80% policies, each Portfolio's assets will include its net assets and borrowings for investment purposes.

 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

 DEBT SECURITIES. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

 DEBT SECURITIES -- BANK OBLIGATIONS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

DEBT SECURITIES -- COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

 Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

 Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, most notably income risk (and to a lesser extent, credit risk, market risk and liquidity risk). Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which a Vanguard fund invests, and will have at least the same financial strength as the domestic issuers approved for the fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 Vanguard ETF(TM) * Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies, " except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.


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* U.S. Pat. No. 6,879,964 B2.


 FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.

 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."

 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See "Debt Securities - U.S. Government Securities" above.)

 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

 CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

 MORTGAGE-BACKED SECURITIES--HYBRID ARMS. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that the mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

 MORTGAGE-BACKED SECURITIES--STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.

 General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

 Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market dependent liquidity features (see discussion of "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of "Debt Securities - Variable and Floating Rate Securities").


 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate). The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.


 The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon, and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of investment management staffs to appraise independently the fundamental quality of bonds held by a fund.

 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

 There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.


 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.


 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Call risk is generally high for long-term bonds. Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund

(including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies that have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the

300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


Each Portfolio is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Portfolio's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Portfolio's net assets voted, so long as shares representing more than 50% of the Portfolio's net assets are present or represented by proxy; or (2) more than 50% of the Portfolio's net assets.


 BORROWING. Each Portfolio (except for the Balanced, High Yield Bond, Short-Term Investment-Grade, and Total Bond Market Index Portfolios) may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Portfolio's net assets. Each Portfolio may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Portfolio may not make any additional investments whenever its outstanding borrowings exceed 5% of total assets.

 For the Balanced, High Yield Bond, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, each Portfolio may not borrow money in excess of 15% of its net assets, and any borrowings by a Portfolio must comply with all applicable regulatory requirements.

 COMMODITIES, FUTURES, AND OPTIONS THEREON. Each Portfolio may not invest in commodities, except that the Portfolios (except for the Money Market Portfolio) may invest in futures contracts and options transactions. No more than 5% of a Portfolio's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Portfolio's total assets may be invested in futures contracts or options at any time.

 DIVERSIFICATION. With respect to 75% of its total assets, each Portfolio (except for the Total Stock Market Index Portfolio) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U. S. government or its agencies or instrumentalities. Additionally, each Portfolio (except the Total Stock Market Index Portfolio) will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities, to a maximum of 25% of the Portfolio's total assets as of the end of each quarter of the taxable year.

 The Total Stock Market Index Portfolio will limit the aggregate value of its holdings (except U.S. government securities, securities of other regulated investment companies, cash, and cash items, as defined under subchapter M of the
IRC), each of which exceeds 5% of the Portfolio's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Portfolio's total assets as of the end of each quarter of the taxable year. Additionally, the Portfolio will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities or the securities of other regulated investment companies, as defined in the IRC) to a maximum of 25% of the Portfolio's total assets as of the end of each quarter of the taxable year.

 ILLIQUID SECURITIES.* Each Portfolio may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Portfolio (except for the Money Market and REIT Index Portfolios) may not invest more than 25% of its total assets in any one industry. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

 The Money Market Portfolio may not purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that: (1) the Portfolio will invest more than 25% of its total assets in the financial services industry; and (2) the Portfolio may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in certificates of deposit or banker's acceptances of domestic institutions.

 INVESTING FOR CONTROL.* Each Portfolio may not invest in a company for the purpose of controlling its management.

 INVESTMENT OBJECTIVE. The investment objective of each Portfolio may not be materially changed without a shareholder vote.

 LOANS. Each Portfolio may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN.* Each Portfolio may not purchase securities on margin or sell securities short, except as permitted by the Portfolio's investment policies relating to commodities.

 OIL, GAS, MINERALS.* Each Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS.* Each Portfolio may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS.* Each Portfolio may not invest in put or call options or employ straddles or spreads, except as permitted by the Portfolio's investment policies relating to commodities, futures, options, and other derivatives.

 REAL ESTATE. Each Portfolio may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Portfolio may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Portfolio may not act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


 *The above asterisked items are operational, rather than fundamental, policies for the Capital Growth, Diversified
Value, Mid-Cap Index, REIT Index, Short-Term Investment-Grade, and Total Stock Market Index Portfolios. Accordingly, shareholder approval is not required in order to change these stated policies for the Capital Growth, Diversified Value, Mid-Cap Index, REIT Index, Short-Term Investment-Grade, and Total Stock Market Index Portfolios.


 Unless otherwise noted, compliance with the investment limitations set forth above is generally measured at the time the securities are purchase. All investment limitations must comply with applicable regulatory requirements. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. The investment limitations set forth above relate only to the Portfolios and may not necessarily apply to the underlying funds in which the Total Stock Market Index Portfolio invests.

 As a non-fundamental limitation, the extent to which each Portfolio may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the IRC, which are in addition to the diversification requirements described under the heading "Diversification."


 None of these limitations prevents the Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.


                                  SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

 It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument. The Portfolio's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

 The use of amortized cost and the maintenance of the Money Market Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

 Each Portfolio's NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on unit values, please refer to the prospectus of the insurance company separate account that offers your annuity or life insurance contract.


                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The Total Bond Market Index Portfolio reserves the right to deduct a purchase fee of 0.18% from an investor's cumulative purchases over $30 million. The Portfolio may incur substantial transaction costs in absorbing very large investments, and the fee (paid directly to the Portfolio) is intended to protect existing shareholders from being unfairly impacted by such costs. The Portfolio's advisor will consider several factors in determining whether to apply the fee, including the following:

-The transaction costs of buying securities, determined in part by the availability of securities at that time.

-The offsetting effect of any Portfolio redemptions occurring at that time.

-The Portfolio's then current rate of growth.


REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or to fairly determine the value of its assets, or (3) for such other periods as the SEC may permit.

 Each Portfolio has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any and all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

                             MANAGEMENT OF THE FUND

THE VANGUARD GROUP

The Fund is part of the Vanguard group of investment companies, which consists of more than 140 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 CODES OF ETHICS. Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 SERVICE AGREEMENT (FOR ALL PORTFOLIOS EXCEPT THE TOTAL STOCK MARKET INDEX PORTFOLIO). Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of December 31, 2006, the Fund had contributed capital of $1,186,000 to Vanguard, representing 0.01% of each Portfolio's net assets and 1.16% of Vanguard's capitalization.


 SPECIAL SERVICING AGREEMENT (FOR TOTAL STOCK MARKET INDEX PORTFOLIO). The Fund and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Total Stock Market Index Portfolio with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Portfolio pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Portfolio. The Agreement further provides that the Portfolio's expenses will be offset, in whole or in part, by reimbursement from Vanguard for (1) contributions made by the Portfolio to the cost of operating the Vanguard funds in which the Portfolio invests, and (2) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Portfolio. The Fund's board of trustees believe that the reimbursements to be made by Vanguard to the Total Stock Market Index Portfolio should be sufficient to offset most or all of the expenses incurred by the Portfolio. Therefore, the Portfolio is expected to operate at a very low--or zero--expense ratio. Of course, there is no guarantee that this will always be the case.

 It is possible that, in the future, the Total Stock Market Index Portfolio may become a member fund, but this will only happen on terms that assure that the "fund of funds" will not bear any duplicative capital contribution or expense allocation costs.


 Although the Portfolio is expected to operate at a zero expense ratio after reimbursement, it will bear indirectly, as a shareholder of the underlying Vanguard funds, the costs associated with operating those funds. As of December 31, 2006, the indirect expense ratio of the Total Stock Market Index Portfolio was 0.16%.


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

 DISTRIBUTION. Vanguard Marketing Corporation (VMC), a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of December 31, 2006, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.


 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

-Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

-Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

-Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

-Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

-Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

-Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

-Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.

 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.


 As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2004, 2005, and 2006, and are presented as a percentage of the Portfolio's average month-end net assets.





                                              ANNUAL SHARED FUND OPERATING EXPENSES
                                           (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                           -------------------------------------------
                                                    FISCAL YEAR ENDED                   FISCAL YEAR ENDED         FISCAL YEAR ENDED
PORTFOLIO                                                  12/31/2004                          12/31/2005                12/31/2006
---------                                                  ----------                          ----------                ----------
BALANCED PORTFOLIO
 Management and Administrative Expenses:                     0.24%                                  0.23%                    0.22%
 Marketing and Distribution Expenses:                        0.01                                   0.01                     0.02
CAPITAL GROWTH PORTFOLIO
 Management and Administrative  Expenses:                    0.39%                                  0.38%                    0.38%
 Marketing and Distribution Expenses:                        0.01                                   0.02                     0.02
DIVERSIFIED VALUE PORTFOLIO
 Management and Administrative Expenses:                     0.40%                                  0.39%                    0.37%
 Marketing and Distribution Expenses:                        0.01                                   0.02                     0.02
EQUITY INCOME PORTFOLIO
 Management and Administrative Expenses:                     0.25%                                  0.26%                    0.25%
 Marketing and Distribution Expenses:                        0.01                                   0.01                     0.02
EQUITY INDEX PORTFOLIO
 Management and Administrative Expenses:                     0.12%                                  0.11%                    0.11%
 Marketing and Distribution Expenses:                        0.01                                   0.02                     0.02
GROWTH PORTFOLIO
 Management and Administrative Expenses:                     0.35%                                  0.34%                    0.34%
 Marketing and Distribution Expenses:                        0.01                                   0.01                     0.02



                                              ANNUAL SHARED FUND OPERATING EXPENSES
                                           (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                           -------------------------------------------

                                               FISCAL YEAR ENDED               FISCAL YEAR ENDED               FISCAL YEAR ENDED
PORTFOLIO                                             12/31/2004                      12/31/2005                      12/31/2006
---------                                             ----------                      ----------                      ----------
HIGH YIELD BOND PORTFOLIO
 Management and Administrative Expenses:                   0.21%                           0.21%                           0.20%
 Marketing and Distribution Expenses:                      0.02                            0.02                            0.02
INTERNATIONAL PORTFOLIO
 Management and Administrative Expenses:                   0.33%                           0.36%                           0.39%
 Marketing and Distribution Expenses:                      0.01                            0.02                            0.02
MID-CAP INDEX Portfolio
 Management and Administrative Expenses:                   0.21%                           0.20%                           0.20%
 Marketing and Distribution Expenses:                      0.01                            0.02                            0.02
MONEY MARKET PORTFOLIO
 Management and Administrative Expenses:                   0.12%                           0.12%                           0.12%
 Marketing and Distribution Expenses:                      0.02                            0.02                            0.02
REIT INDEX PORTFOLIO
 Management and Administrative Expenses:                   0.27%                           0.27%                           0.27%
 Marketing and Distribution Expenses:                      0.02                            0.02                            0.02
SHORT-TERM INVESTMENT-GRADE PORTFOLIO
 Management and Administrative Expenses:                   0.12%                           0.12%                           0.11%
 Marketing and Distribution Expenses:                      0.02                            0.02                            0.02
SMALL COMPANY GROWTH PORTFOLIO
 Management and Administrative Expenses:                   0.52%                           0.44%                           0.35%
 Marketing and Distribution Expenses:                      0.01                            0.01                            0.02
TOTAL BOND MARKET INDEX PORTFOLIO
 Management and Administrative Expenses:                   0.19%                           0.14%                           0.12%
 Marketing and Distribution Expenses:                      0.01                            0.01                            0.02
TOTAL STOCK MARKET INDEX PORTFOLIO/1/                        --                              --                              --

1 Although the Portfolio is not expected to incur any expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds in which it invests, including the at-cost expenses incurred by the underlying funds for management, administrative, marketing, and distribution activities. The average weighted indirect expense ratios for the
 Total Stock Market Index Portfolio for the fiscal years ended December 31, 2004, 2005, and 2006, were 0.18%, 0.16%, and 0.16%, respectively.

 The Portfolios' investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's management and administrative expenses and are not reflected in these totals.

OFFICERS AND TRUSTEES

The Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Fund under the direction of the Trust's board of trustees. The trustees set broad policies for the Fund; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves the Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Fund. Each trustee also serves as a director of Vanguard.

 The following chart shows information for each trustee and executive officer of the Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
INTERESTED TRUSTEE
John J. Brennan/1/       Chairman of the      May 1987          Chairman of the Board, Chief Executive Officer, and              147
(1954)                   Board, Chief                           Director (Trustee) of Vanguard, and each of the
                         Executive Officer,                     investment companies served by Vanguard.
                         and Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001      Applecore Partners (pro bono ventures in education);             147
(1937)                                                          Senior Advisor to Greenwich Associates (international
                                                                business strategy consulting); Successor Trustee of
                                                                Yale University; Overseer of the Stern School of
                                                                Business at New York University; Trustee of the
                                                                Whitehead Institute for Biomedical Research.

Rajiv L. Gupta           Trustee              December 2001     Chairman and Chief Executive Officer of Rohm and Haas            147
(1945)                                                          Co. (chemicals); Board Member of American Chemistry
                                                                Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of
                                                                Drexel University and the Chemical Heritage Foundation.

Amy Gutmann              Trustee              June 2006         President of the University of Pennsylvania since 2004;          147
(1949)                                                          Professor in the School of Arts and Sciences,
                                                                Annenberg School for Communication, and Graduate
                                                                School of Education of the University of Pennsylvania
                                                                since 2004; Provost (2001-2004) and Laurance S.
                                                                Rockefeller Professor of Politics and the University
                                                                Center for Human Vanues (1990-2004), Princeton
                                                                University; Director of Carnegie Corporation of New
                                                                York since 2005, and of Schuylkill River Development
                                                                Corporation and Greater Philadelphia Chamber of
                                                                Commerce since 2004.

JoAnn Heffernan Heisen   Trustee              July 1998         Corporate Vice President and Chief Global Diversity              147
(1950)                                                          Officer since 2006, Vice President and Chief
                                                                Information Officer (1997-2005), and Member of the
                                                                Executive Committee of Johnson & Johnson
                                                                (pharmaceuticals/consumer products); Director of the
                                                                University Medical Center at Princeton and Women's
                                                                Research and Education Institute.
/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
Andre F. Perold          Trustee              December 2004     George Gund Professor of Finance and Banking,                    147
(1952)                                                          Harvard Business School; Senior Associate Dean,
                                                                Director of Faculty Recruiting, and Chair of Finance
                                                                Faculty, Harvard Business School; Director and
                                                                Chairman of Unx, Inc. (equities trading firm) since
                                                                2003; Chair of the Investment Committee of HighVista
                                                                Strategies LLC (private investment firm) since 2005;
                                                                Director of registered investement companies advised
                                                                by Merril Lynch Investment Managers and affiliates
                                                                (1985-2004), Genbel Securities Limited (South African
                                                                financial services firm) (1999-2003), Gensec Bank
                                                                (1999-2003), Sanlam Ltd. (South African insurance
                                                                company)(2001-2003), and Stockback, Inc.(credit card
                                                                firm)(2000-2002).

Alfred M. Rankin, Jr.    Trustee              January 1993      Chairman, President, Chief Executive Officer, and                147
(1941)                                                          Director of NACCO Industries, Inc.(forklift trucks/
                                                                housewares/lignite); Director of Goodrich Corporation
                                                                (industrial products/aircraft systems and services).

J. Lawrence Wilson       Trustee              April 1985        Retired Chairman and Chief Executive Officer of Rohm             147
(1936)                                                          and Haas Co. (chemicals); Director of Cummins Inc.
                                                                (diesel engines), and AmerisourceBergen Corp.
                                                                (pharmaceutical distribution); Trustee of Vanderbilt
                                                                University and Culver Educational Foundation.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Heidi Stam/1/            Secretary            July 2005         Managing Director of Vanguard since 2006; General                147
(1956)                                                          Counsel of Vanguard since 2005; Secretary of
                                                                Vanguard, and of each of the investment companies
                                                                served by Vanguard, since 2005; Principal of Vanguard
                                                                (1997-2006).

Thomas J. Higgins/1/     Treasurer            July 1998         Principal of Vanguard; Treasurer of each of the                  147
(1957)                                                          investment companies served by Vanguard.

/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.




 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2005 and 2006, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: The Trust's board has the following committees:


- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. The committee held five meetings during the Fund's last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds. The trustees and officers of the Total Stock Market Index Portfolio will receive no remuneration directly from the Portfolio. However, the Portfolio's underlying funds pay their proportionate share of the trustees' compensation and the officers' salaries and benefits.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                       VANGUARD VARIABLE INSURANCE FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                                                             ACCRUED ANNUAL
                                                        PENSION OR               RETIREMENT
                                               RETIREMENT BENEFITS              BENEFITS AT
                                  AGGREGATE             ACCRUED AS      JANUARY 1,2006/(2)/            TOTAL COMPENSATION
                          COMPENSATION FROM           PART OF THIS                                      FROM ALL VANGUARD
TRUSTEE                      THIS FUND/(1)/   FUND'S EXPENSES/(1)/                             FUNDS PAID TO TRUSTEE/(3)/
-------                    ----------------   --------------------      --------------------   ---------------------------
John J. Brennan                          --                     --                        --                            --
Charles D. Ellis                     $1,780                     --                        --                      $140,000
Rajiv L. Gupta                        1,730                     --                        --                       136,000
Amy Gutmann/4/                          916                     --                        --                        72,000
JoAnn Heffernan Heisen                1,780                    $32                    $2,365                       140,000
Andre F. Perold                       1,780                     --                        --                       140,000
Alfred M. Rankin, Jr.                 1,936                     63                     4,634                       152,250
J. Lawrence Wilson                    1,842                     91                     6,735                       144,750

1 The amounts shown in this column are based on the Fund's fiscal year ended December 31, 2006.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 145
  Vanguard funds for the 2006 calendar year.
4 Dr. Gutmann became of member of the Fund's board effective June 2006.

OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the trustees can not own shares of the Portfolios. The following table shows each trustee's ownership of shares of all Vanguard funds served by the trustee as of December 31, 2006.


                                       AGGREGATE DOLLAR RANGE
                                       OF VANGUARD FUND
               TRUSTEE                 SHARES OWNED BY TRUSTEE
               -------                 -----------------------
       John J. Brennan                 Over $100,000
      Charles D. Ellis                 Over $100,000
        Rajiv L. Gupta                 Over $100,000
           Amy Gutmann                 Over $100,000
JoAnn Heffernan Heisen                 Over $100,000
       Andre F. Perold                 Over $100,000
 Alfred M. Rankin, Jr.                 Over $100,000
    J. Lawrence Wilson                 Over $100,000



 As of March 31, 2007, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.

 As of March 31, 2007, those listed below owned of record 5% or more of each Portfolio's outstanding shares:

 Balanced Portfolio: Nationwide Insurance Company, Columbus, OH (14.29%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (11.84%); Transamerica Life Insurance Company, Cedar Rapids, IA (11.67%); Hartford Life Insurance, Hartford, CT (11.35%); American International Group, Houston, TX (11.26%); Connecticut General Life Insurance Company, Hartford, CT (7.88%); Principal Life Insurance Company, Des Moines, IA (5.36%); Ameritas Life Insurance Corporation, Lincoln, NE (5.35%).

 Capital Growth Portfolio: Nationwide Insurance Company, Columbus, OH (29.03%); Transamerica Life Insurance Company, Cedar Rapids, IA (23.92%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (19.46%); First Allmerica Financial Life Insurance Company, Worcester, MA (11.65%); Great-West Life & Annuity Insurance Company, Englewood, CO (8.29%).

 Diversified Value Portfolio: ING Life Insurance & Annuity Company, Hartford, CT (44.52%); Mutual of America, New York, NY (24.38%); Nationwide Insurance Company, Columbus, OH (7.31%); Travelers Insurance Company, Hartford, CT (5.49%).

 Equity Income Portfolio: ING Life Insurance & Annuity Company, Hartford, CT (40.05%); Ameritas Life Insurance Corporation, Lincoln, NE (33.97%); Great-West Life & Annuity Insurance Company, Englewood, CO (8.36%); Great-West Variable Annuity, Greenwood Village, CO (7.39%).

 Equity Index Portfolio: Vanguard Variable Insurance Fund Total Stock Market Index Portfolio, Malvern, PA (37.30%); Transamerica Life Insurance Company, Cedar Rapids, IA (12.83%); Cuna Mutual Life, Waverly, IA (9.33%); Nationwide Insurance Company, Columbus, OH (8.34%).

 Growth Portfolio: Ameritas Life Insurance Corporation, Lincoln, NE (66.42%); Great-West Life & Annuity Insurance Company, Englewood, CO (27.81%).

 High Yield Bond Portfolio: Transamerica Life Insurance Company, Cedar Rapids, IA (19.28%); Ameritas Life Insurance Corporation, Lincoln, NE (13.90%); American International Group, Houston, TX (12.20%); Nationwide Insurance Company, Columbus, OH (9.72%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (8.61%); American General Life Insurance Company, Houston, TX (7.05%); Great-West Life & Annuity Insurance Company, Englewood, CO (6.98%).

 International Portfolio: Hartford Life Insurance, Hartford, CT (36.94%); Mutual of America, New York, NY (18.49%); Transamerica Life Insurance Company, Cedar Rapids, IA (9.19%); Nationwide Insurance Company, Columbus, OH (8.65%).

 Mid-Cap Index Portfolio: Nationwide Insurance Company, Columbus, OH (11.98%); Transamerica Life Insurance Company, Cedar Rapids, IA (11.35%); Jefferson Pilot Financial, Concord, NH (10.75%); Travelers Insurance Company,

Hartford, CT (7.16%); Ameritas Life Insurance Corporation, Lincoln, NE (6.84%); Great-West Life & Annuity Insurance Company, Englewood, CO (5.98%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (5.44%).

 Money Market Portfolio: American International Group, Houston, TX (20.55%); Ameritas Life Insurance Corporation, Lincoln, NE (16.73%); Nationwide Insurance Company, Columbus, OH (13.95%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (9.95%); Transamerica Life Insurance Company, Cedar Rapids, IA (8.84%); Great-West Life & Annuity Insurance Company, Englewood, CO (6.00%); USAA Life Insurance Company FBO Portfolio Accounting, San Antonio, TX (5.16%).

 REIT Index Portfolio: Jefferson Pilot Financial, Concord, NH (20.64%); Ameritas Life Insurance Corporation, Lincoln, NE (9.86%); Cuna Mutual Life, Waverly, IA (9.24%); Peoples Benefit Life Insurance Company, Cedar Rapids, IA (8.75%); Great-West Life & Annuity Insurance Company, Englewood, CO (7.94%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (7.61%); Transamerica Life Insurance Company, Cedar Rapids, IA (5.15%); American General Life Insurance Company, Houston, TX (5.05%).

 Short-Term Investment-Grade Bond Portfolio: Peoples Benefit Life Insurance Company, Cedar Rapids, IA (61.70%); Transamerica Life Insurance Company, Cedar Rapids, IA (10.73%); Great-West Life & Annuity Insurance Company, Englewood, CO (10.69%); Hartford Life Insurance, Hartford, CT (7.89%); Nationwide Insurance Company, Columbus, OH (6.07%).

 Small Company Growth Portfolio: ING Life Insurance & Annuity Company, Hartford, CT (28.00%); Nationwide Insurance Company, Columbus, OH (17.54%); Transamerica Life Insurance Company, Cedar Rapids, IA (9.28%); Jefferson Pilot Financial, Concord, NH (7.52%).

 Total Bond Market Index Portfolio: Nationwide Insurance Company, Columbus, OH (45.21%); Transamerica Life Insurance Company, Cedar Rapids, IA (15.51%); Prudential Insurance Company of America, Livingston, NJ (10.44%).

 Total Stock Market Index Portfolio: American General Life Insurance Company, Houston, TX (61.19%); Hartford Life Insurance, Hartford, CT (16.24%); Ameritas Life Insurance Corporation, Lincoln, NE (8.99%).


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.


 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described previously may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

 As of December 31, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., State Street Investment Manager Solutions, Triune Color Corporation, and Tursack Printing Inc.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of December 31, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

 As of December 31, 2006, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

DISCLOSURE OF PORTFOLIO HOLDINGS TO ENABLE INSURANCE COMPANY COMPLIANCE WITH FEDERAL INCOME TAX REQUIREMENTS OR OTHER APPLICABLE LAW


Vanguard may disclose the complete portfolio holdings of a Portfolio of Vanguard Variable Insurance Fund (VVIF Portfolio) at times it deems necessary and appropriate to any insurance company that invests in the VVIF Portfolio and requests such information for the legitimate business purpose of enabling the insurance company to determine its compliance with federal income tax requirements or other applicable laws, rules, and regulations. Disclosure is conditioned on the insurance company being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency of disclosure to an insurance company varies and may be as frequent as quarterly, with no lag. Disclosure must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of a VVIF Portfolio's complete portfolio holdings to an insurance company as described above may also include a list of the other investment positions that make up the Portfolio, such as cash investments and derivatives.


 As of December 31, 2006, VVIF Portfolios' complete portfolio holdings are disclosed to Chase Life and Annuity Company, Kemper Investor Life Insurances Company, and PricewaterhouseCoopers LLP.

DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES

Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule
38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES


The Trust currently uses ten investment advisors:

- ALLIANCEBERNSTEIN L.P., 1345 Avenue of the Americas, New York, NY 10105, provides investment advisory services for a portion of the assets in the Growth Portfolio.


- BAILLIE GIFFORD OVERSEAS LTD, Calton Square, Edinburgh, EH1 3AN, Scotland, provides investment advisory services for a portion of the assets in the International Portfolio.


- BARROW, HANLEY, MEWHINNEY & STRAUSS, INC., 2200 Ross Avenue, 31/st/ Floor, Dallas, TX 75201-2761, provides investment advisory services for the Diversified Portfolio.

- GRANAHAN INVESTMENT MANAGEMENT, INC., 275 Wyman Street, Waltham, MA 02451, provides investment advisory services for a portion of the assets in the Small Company Growth Portfolio.

- GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, 40 Rowes Wharf, Boston, MA 02110, provides investment advisory services for a portion of the assets in the Small Company Growth Portfolio.

- PRIMECAP MANAGEMENT COMPANY, 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, provides investment advisory services for the Capital Growth Portfolio.

- SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., 875 Third Avenue, 22/nd/ Floor, New York, NY 10022-6225, provides investment advisory services for a portion of the assets in the International Portfolio.

- VANGUARD, 100 Vanguard Boulevard, Malvern, PA 19355, provides investment advisory services for the Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, Total Bond Market Index, and Total Stock Market Index Portfolios, and for a portion of the assets in the Equity Income Portfolio.

- WELLINGTON MANAGEMENT COMPANY, LLP, 75 State Street, Boston, MA 02109, provides investment advisory services for the High Yield Bond and Balanced Portfolios, and for a portion of the assets in the Equity Income Portfolio.

- WILLIAM BLAIR & COMPANY, L.L.C., 222 West Adams Street, Chicago, IL 60606, provides investment advisory services for a portion of the assets in the Growth Portfolio.

INDEPENDENT THIRD-PARTY ADVISORS


For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended December 31, 2006.


 The Trust has entered into investment advisory agreements with its independent third-party advisors to manage the investment and reinvestment of the portion of the Portfolios' assets that the Fund's board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a Portfolio's advisory arrangements to the Fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.


I. CAPITAL GROWTH PORTFOLIO

PRIMECAP Management Company (PRIMECAP) is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman; Mitchell John Milias, Vice Chairman; Theofanis Anastasios Kolokotrones, President; and Joel Paul Fried, Executive Vice President.


 The Fund has entered into an investment advisory agreement with PRIMECAP to manage the Capital Growth Portfolio. The Fund pays PRIMECAP a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate, to the average daily net assets of the Portfolio for the quarter.

 During the fiscal years ended December 31, 2004, 2005, and 2006, the Capital Growth Portfolio incurred investment advisory fees of approximately $189,000, $263,000, and $338,000, respectively.


1. OTHER ACCOUNTS MANAGED


Howard B. Schow, Theo A. Kolokotrones, Joel P. Fried, Alfred W. Mordecai, Mitchell J. Milias, and David H. Van Slooten jointly manage the Capital Growth Portfolio; as of December 31, 2006, the Portfolio held assets of $288 million. As of December 31, 2006, the managers (except Mr. Milias and Mr. Van Slooten) jointly managed six other registered investment companies with total assets of $43.9 billion, one other pooled investment vehicle with total assets of $137 million, and 24 other accounts with total assets of $16.5 billion. As of December 31, 2006, Mr. Milias jointly managed four other registered investment companies with total assets of $34.4 billion and 24 other accounts with total assets of $16.5 billion. As of December 31, 2006, Mr. Van Slooten jointly managed three other registered investment companies with total assets of $43.3 billion, one other pooled investment vehicle with total assets of $137 million, and four other accounts with total assets of $7.9 billion.


2. MATERIAL CONFLICTS OF INTEREST

PRIMECAP employs a multi-manager approach to managing its clients' portfolios. In addition to mutual funds, a manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Fund and other accounts. The investment objective of the Portfolio and strategies used to manage the Portfolio may differ from other accounts, and the performance may be impacted as well. PRIMECAP has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts, whereby a client or clients may be disadvantaged by trades executed in other clients' portfolios on the same security. These policies and procedures are strictly monitored and are reviewed continuously by PRIMECAP.

3. DESCRIPTION OF COMPENSATION

Compensation is paid solely by PRIMECAP. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager's compensation may be adjusted according to market conditions and/or to reflect his past performance.

 In addition, each portfolio manager may receive a bonus partially based on the Fund's pre-tax performance of assets and the total value of assets managed by that portfolio manager. Performance is measured on a relative basis, using the

S&P 500 Index as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500. The value of assets managed by PRIMECAP is not a factor in determination of a portfolio manager's bonus. Bonuses earned are accrued and paid ratably according to the following schedule over rolling three-year periods: 50% in year one, 33% in year two, and 17% in year three. Although the bonus is determined by pre-tax performance, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.

 The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of PRIMECAP; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations.

 Each portfolio manager is a principal of PRIMECAP and receives quarterly dividends based on his equity in the company.

II. DIVERSIFIED VALUE PORTFOLIO

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), a Nevada Corporation, is an investment management firm founded in 1979 which provides investment advisory services to individuals, employee benefits plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, based in London, England.


 The Fund has entered into an investment advisory agreement with Barrow, Hanley to manage the Diversified Value Portfolio. The Fund pays Barrow, Hanley a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate, to the average daily net assets of the Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the MSCI US Prime Market 750 Index (the Index) over the same period. The investment performance of the Portfolio will be based on its cumulative total return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

 During the fiscal years ended December 31, 2004, 2005, and 2006, the Diversified Value Portfolio incurred investment advisory fees of approximately $402,000 (before a performance-based increase of $58,000), $703,000 (before a performance-based increase of $72,000), and $927,000 (before a performance-based increase of $32,000), respectively.


1. OTHER ACCOUNTS MANAGED

James P. Barrow manages the Diversified Value Portfolio; as of December 31, 2006, the Portfolio held assets of $926 million. As of December 31, 2006, Mr. Barrow managed 15 other registered investment companies with total assets of $34.8. billion (including two with total assets of $32.3 billion where the advisory firm's fee was based on account performance) and 27 other accounts with total assets of $3 billion.

2. MATERIAL CONFLICTS OF INTEREST

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolio). Barrow, Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Barrow, Hanley does not manage any private accounts.

3. DESCRIPTION OF COMPENSATION


In addition to a fixed base salary, all Barrow, Hanley portfolio managers and analysts share in a bonus pool that is distributed semiannually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

 The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at Barrow, Hanley will increase over time, if and when assets continue to grow through competitive performance.

 In addition, many Barrow, Hanley employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in Barrow, Hanley, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

III. GROWTH PORTFOLIO

The Fund has entered into investment advisory agreements with AllianceBernstein L.P. (AllianceBernstein) and William Blair & Company, L.L.C. (William Blair & Company) to manage the portion of the Growth Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to the advisor. The Fund pays each advisor a basic fee at the end of each quarter, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the advisor's portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of the advisor's portfolio will be based on its cumulative return over a trailing 36-month period (60-month period for William Blair & Company) ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

 During the fiscal years ended December 31, 2004, 2005, and 2006, the Growth Portfolio incurred aggregate investment advisory fees of approximately $513,000 (before a performance-based decrease of $83,000), $412,000 (before a performance-based decrease of $18,000), and $436,000 (before a performance-based increase of $36,000), respectively.


A. ALLIANCEBERNSTEIN

AllianceBernstein is a Delaware limited partnership. As of December 31, 2006, AllianceBernstein had an ownership structure as follows:

- 33.1% owned by AllianceBernstein Holding L.P. (AllianceBernstein Holding, a holding company that is publicly traded on the New York Stock Exchange)

- 59.9% owned by AXA Financial, Inc. (includes ownership of AllianceBernstein units, indirect ownership of AllianceBernstein units through its interest in AllianceBernstein Holding, and general partnership interests in AllianceBernstein and AllianceBernstein Holding); AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations

- AllianceBernstein employees own approximately 6.6%

- All other owners of AllianceBernstein own less than a 10% share each

The percentages presented above are not meant to total 100% due to AXA Financial's indirect ownership of AllianceBernstein units through its interest in AllianceBernstein Holding.

1. OTHER ACCOUNTS MANAGED

The management of and investment decisions for the Growth Portfolio are made by AllianceBernstein's US Disciplined Growth Team, which is responsible for management of all of AllianceBernstein's US Disciplined Growth accounts. The US Disciplined Growth Team relies heavily on the fundamental analysis and research of the advisor's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Alan Levi is responsible for the day-to-day management of the Portfolio.

 Alan Levi manages a portion of the Growth Portfolio; as of December 31, 2006, the Portfolio held assets of $356 million. As of December 31, 2006, Mr. Levi managed five other registered investment companies with total assets of $4.8 billion (including two with total assets of $4.3 billion where the advisory firm's fee was based on account performance), one other pooled investment vehicle with total assets of $6 million, and 12 other accounts with total assets of $1.6 billion.

2. MATERIAL CONFLICTS OF INTEREST

As an investment advisor and fiduciary, AllianceBernstein owes clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures (including oversight and monitoring), reasonably designed to detect, manage, and mitigate the effects of potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading
-------------------------

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy, or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
-----------------------------------------------

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts, and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities
-----------------------------------

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance, and investment restrictions or for other reasons.

 AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

 To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


3. DESCRIPTION OF COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

- Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and hence, is not particularly sensitive to performance.

- Discretionary incentive compensation in the form of an annual cash bonus:
 AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g.,by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

- Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan (deferred awards):
 AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

- Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

B. WILLIAM BLAIR & COMPANY

William Blair & Company is an independently owned, full-service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.

1. OTHER ACCOUNTS MANAGED

John F. Jostrand manages a portion of the Growth Portfolio; as of December 31, 2006, the Portfolio held assets of $356 million. As of December 31, 2006, Mr. Jostrand managed all or a portion of four other registered investment companies with total assets of $2.1 billion and 103 other accounts with total assets of $1.2 billion.

2. MATERIAL CONFLICTS OF INTEREST

Because the portfolio manager manages other accounts in addition to the Growth Portfolio, conflicts of interest may arise in connection with the portfolio manager's management of the Growth Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair & Company has adopted policies and procedures designed to address such conflicts, including policies and procedures relating to allocation of investment opportunities and aggregation of trades.

3. DESCRIPTION OF COMPENSATION

The compensation of William Blair & Company portfolio managers is based on the firm's mission: "to achieve success for its clients." The portfolio manager is a principal of William Blair & Company, and as of December 31, 2006, his compensation consisted of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's discretionary bonus as well as any potential changes to the principals ownership stake is determined by the head of William Blair & Company's Investment Management Department, subject to the approval of the firm's Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the firm and its clients. Changes in ownership stake are based upon the portfolio manager's sustained, multi-year contribution to long-term investment performance, and to the firm's revenue, profitability, intellectual capital, and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

IV. INTERNATIONAL PORTFOLIO

The Fund has entered into investment advisory agreements with Baillie Gifford Overseas Ltd (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroders) to manage the portion of the International Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to the advisor. The Fund pays each advisor a basic fee at the end of each quarter, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the advisor's portfolio relative to the investment performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index). The investment performance of the advisor's portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

 During the fiscal years ended December 31, 2004, 2005, and 2006, the International Portfolio incurred aggregate investment advisory fees of $512,000 (before a performance-based decrease of $26,000), $810,000 (before a performance-based decrease of $75,000), and $1,563,000, (before a performance-based increase of $65,000), respectively.

A. BAILLIE GIFFORD

Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

1. OTHER ACCOUNTS MANAGED

James K. Anderson manages a portion of the International Portfolio; as of December 31, 2006, the Portfolio held assets of $1.5 billion. As of December 31, 2006, Mr. Anderson managed a portion of one other registered investment company with total assets of $15.9 billion; one investment trust in the United Kingdom with total assets of $236 million; and was part of a team managing 13 other accounts with total assets of $3.8 billion (including five with total assets of $1.3 billion where the advisory firm's fee was based on account performance).

2. MATERIAL CONFLICTS OF INTEREST

At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investments, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. DESCRIPTION OF COMPENSATION

James Anderson is a Partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford, and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension benefits, are not available to Partners, and therefore Partners provide for benefits from their own personal funds.

B. SCHRODERS

Each of Schroders and Schroder Investment Management North America Limited (Schroder Limited), 31 Gresham Street, London EC2V 7QA, England, is an indirect wholly-owned subsidiary of Schroders plc, the ultimate parent of a large world-wide group of financial service companies (referred to as "The Schroder Group") with subsidiaries and branches and representative offices located in 27 countries. Schroders plc is a publicly owned holding company organized under the laws of England. Schroders and its affiliates specialize in providing investment management services.

Schroders Sub-advisory Agreement

On behalf of the Fund, Schroders has entered into a sub-advisory agreement with Schroder Limited pursuant to which Schroder Limited has primary responsibility for choosing investments for the International Portfolio. Under the terms of the sub-advisory agreement with the Fund, Schroders pays Schroder Limited fees equal to 50% of the management fee payable to Schroders under its management contract with the Fund.

1. OTHER ACCOUNTS MANAGED

Virginie Maisonneuve jointly manages a portion of the International Portfolio; as of December 31, 2006, the Portfolio held assets of $1.5 billion. As of December 31, 2006, Ms. Maisonneuve managed two other registered investment companies with total assets of $10.1 billion (including one with total assets of $10 billion where the advisory firm's fee was based on account performance) and four other accounts with total assets of $2.5 billion.

 Matthew Dobbs jointly manages a portion of the International Portfolio, which, as of December 31, 2006, held assets of $1.5 billion. As of December 31, 2006, Mr. Dobbs managed three other registered investment companies with total assets of $13 billion, including two with total assets of $12.9 billion where the advisory firm's fee was based on account performance; six other pooled investment vehicles with total assets of $1.8 billion, including one with total assets of $399 million where the advisory firm's fee was based on account performance; and five other accounts with total assets of $2.8 billion.

2. MATERIAL CONFLICTS OF INTEREST

Whenever a portfolio manager of the Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Portfolio may be seen itself to constitute a conflict with the interest of the Portfolio.

 A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

 At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

 Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

 The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

 Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

3. DESCRIPTION OF COMPENSATION

Schroder's portfolio managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.

 Ms. Maisonneuve had a contractual total compensation package for the period ended October 31, 2006. Generally, portfolio managers employed by Schroders, including Mr. Dobbs, receive compensation based on the factors discussed below.

 Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

 Discretionary bonuses for fund managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business and adherence to our corporate values of excellence, integrity, teamwork, passion and innovation.

 For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. This vests over a period of three years and ensures that the interests of the employee are aligned with those of the shareholder, and that these key employees have an increasing incentive to remain with us as their store of unvested awards grows over time.


V. SMALL COMPANY GROWTH PORTFOLIO

The Fund has entered into investment advisory agreements with Granahan Investment Management, Inc. (Granahan) and Grantham, Mayo, Van Otterloo & Co. LLC (GMO) to manage the portion of the Small Company Growth Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to the advisor. The Fund pays each advisor a basic fee at the end of each quarter, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the advisor's portfolio relative to the investment performance of the Russell 2500 Growth Index (the Index). The investment performance of the advisor's portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

 During the fiscal years ended December 31, 2004, 2005, and 2006, the Small Company Growth Portfolio incurred aggregate investment advisory fees of approximately $1,139,000 (before a performance-based increase of $260,000), $1,211,000 (before a performance-based increase of $155,000), and $1,355,000 (before a performance-based decrease of $307,000), respectively.

A. GRANAHAN

Granahan, a professional investment advisory firm founded in 1985, is a Massachusetts corporation.

1. OTHER ACCOUNTS MANAGED

John J. Granahan, Gary C. Hatton, Jane M. White, and Robert F. Granahan jointly manages a portion of the Small Company Growth Portfolio; as of December 31, 2006, the Portfolio held assets of $823 million. As of December 31, 2006, the Portfolio's managers jointly managed one other registered investment company with total assets of $2.5 billion for which the advisory firm's fee was based on account performance and one other pooled investment vehicle with total assets of $8 million.

2. MATERIAL CONFLICTS OF INTEREST

Granahan manages long-only, small-cap client portfolios, in addition to the assets of the Small Company Growth Portfolio placed with the firm. The other portfolios invest in many of the same securities in which the Portfolio invests, which could lead to a conflict of interest when allocating purchases or sales across multiple client portfolios. In addition, the clients' portfolios vary in size and in fees, which creates a potential for conflict in managing these accounts side by side. The firm has policies and procedures in place designed to prevent favoritism toward any account(s) over others.

3. DESCRIPTION OF COMPENSATION

Compensation for portfolio managers at Granahan is made up of four components:
(1) a base salary, (2) an individual performance bonus, (3) an investment-team performance bonus, and (4) profit sharing (either direct ownership or participation in the firm's profit sharing plan). In addition, all employees receive health and retirement benefits.

 Base salary for portfolio managers depends on qualitative and quantitative factors such as: salary levels in the industry, experience, length of employment, and the nature and number of other duties for which (s)he has responsibility.

 The individual performance bonus is based on a) the manager's performance over a one- and three-year period relative to the Russell 2000 Growth Index and a designated sector within the Russell 2000 Growth Index, b) the percentage of client assets under management, and c) the dollar contribution of their stocks' performance to all client portfolios.

 Non-owner portfolio managers are also eligible for the annual investment-team bonus, which is based on the number of portfolio styles that beat their respective benchmarks in that year. All non-owner employees participate in the firm's profit sharing plan which is based primarily on the firm's profits in that year.

B. GMO

GMO is a privately held investment advisory firm founded in 1977. It provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.

1. OTHER ACCOUNTS MANAGED

Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of a portion of the Small Company Growth Portfolio; as of December 31, 2006, the Portfolio held assets of $823 million. As of December 31, 2006, Mr. Wilderman managed 24 other registered investment companies with total assets of $24 billion (including three with total assets of $4.8 billion where the advisory firm's fee was based on account performance), six other pooled investment vehicles with total assets of $2.02 billion (including five with total assets of $2.0 billion where the advisory firm's fee was based on account performance), and 22 other accounts with total assets of $3.7 billion (including six with total assets of $1.6 billion where the advisory firm's fee was based on account performance).

2. MATERIAL CONFLICTS OF INTEREST

Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Portfolio and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the Portfolio and such other accounts. GMO believes several factors limit the conflicts between the Portfolio and other similar stock accounts managed by the Portfolio's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Portfolio and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Portfolio's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

3. DESCRIPTION OF COMPENSATION

Description of the structure of, and the method used to determine, the compensation of each member of the Portfolio's portfolio management team: The senior member of the Portfolio's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward out-performance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

VI. EQUITY INCOME PORTFOLIO

The Fund has entered into investment advisory agreements with Vanguard and Wellington Management Company, LLP (Wellington Management) to manage the portion of the Equity Income Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to the advisor. The Fund pays Wellington Management a basic fee at the end of each quarter, calculated by applying a quarterly rate, based on an annual percentage rate, to the average daily net assets of the advisor's portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the advisor's portfolio relative to the investment performance of the Lipper Equity Income Average (the Benchmark). The investment performance of the advisor's portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Benchmark for the same period. The Fund pays Vanguard on an at-cost basis with respect to a portion of the Equity Income Portfolio's assets.

 During the fiscal years ended December 31, 2004, 2005, and 2006, the Portfolio incurred aggregate investment advisory fees and expenses of approximately $518,000 (before a performance-based decrease of $2,000), $453,000 (before a performance-based decrease of $35,000), and $479,000 (before a performance-based decrease of $36,000), respectively.

 Of the aggregate fees previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2006, was $175,000 (representing an effective annual rate of less than 0.03%). The investment advisory fee paid to the remaining advisor for the fiscal year ended December 31, 2006, was $268,000 (representing an effective annual rate of 0.05%).

A. VANGUARD

Vanguard, which began operations in 1975, provides investment advisory services on an at-cost basis with respect to a portion of the Equity Income Portfolio's assets. Vanguard's Quantitative Equity Group is supervised by the officers of the funds.

1. OTHER ACCOUNTS MANAGED

James P. Stetler manages a portion of the Equity Income Portfolio; as of December 31, 2006, the Portfolio held assets of $601 million. As of December 31, 2006, Mr. Stetler managed all or a portion of five other registered investment companies with total assets of $13.2 billion.

2. MATERIAL CONFLICTS OF INTEREST


Please refer to Vanguard's discussion on page B-58.


3. DESCRIPTION OF COMPENSATION


Please refer to Vanguard's discussion on page B-58.


B. WELLINGTON MANAGEMENT

Wellington Management is a professional advisory firm that provides services to investment companies, employee benefits plans, endowments, foundations, and other institutions. The firm was founded in 1928 and is organized as a Massachusetts limited liability partnership.

1. OTHER ACCOUNTS MANAGED

John R. Ryan co-manages a portion of the Equity Income Portfolio; as of December 31, 2006, the Portfolio held assets of $601 million. As of December 31, 2006, Mr. Ryan managed 11 other registered investment companies with total assets of $12.2 billion (including two with total assets of $7.9 billion where the advisory firm's fee was based on account performance), two other pooled investment vehicles with total assets of $44 million, and 20 other accounts with total assets of $3.7 billion.

W. Michael Reckmeyer, III, co-manages a portion of the Equity Income Portfolio; as of December 31, 2006, the Portfolio held assets of $601 million. As of March 31, 2007, Mr. Reckmeyer managed one other investment company with total assets of $113 million and one other account with total assets of $237 million.



2. MATERIAL CONFLICTS OF INTEREST


Please refer to Wellington Management's discussion on page B-55.


3. DESCRIPTION OF COMPENSATION


Please refer to Wellington Management's discussion on page B-56.


VII. BALANCED AND HIGH YIELD BOND PORTFOLIOS

Wellington Management Company, LLP, is a professional advisory firm that provides services to investment companies, employee benefits plans, endowments, foundations, and other institutions. The firm was founded in 1928 and is organized as a Massachusetts limited liability partnership.

 The Fund has entered into an investment advisory agreement with Wellington Management to manage the Balanced Portfolio. The Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on certain annual percentage rates, to the Balanced Portfolio's average daily net assets for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Balanced Portfolio relative to the investment performance of the composite benchmark (the Benchmark), of which 65% will be comprised of the Standard & Poor's 500 Index and 35% of which will be comprised of the Lehman Brothers Credit A or Better Bond Index. The investment performance of the Balanced Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Benchmark for the same time period.

 During the fiscal years ended December 31, 2004, 2005, and 2006, the Fund incurred investment advisory fees with respect to the Balanced Portfolio of approximately $729,000 (before a performance-based increase of $117,000),



$796,000 (before a performance-based increase of $104,000), and $865,000 (before a performance-based increase of $154,000), respectively.

 The Fund has entered into an investment advisory agreement with Wellington Management to manage the High Yield Bond Portfolio. The Fund pays Wellington Management a basic advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on an annual percentage rate, to the average daily net assets of the High Yield Bond Portfolio for the quarter.

 During the fiscal years ended December 31, 2004, 2005, and 2006, the Fund incurred investment advisory fees with respect to the High Yield Bond Portfolio of approximately $161,000, $154,000, and $149,000, respectively.

1. OTHER ACCOUNTS MANAGED


Edward P. Bousa manages the stock portion of the Balanced Portfolio; as of December 31, 2006, the Portfolio held assets of $1.4 billion. As of December 31, 2006, Mr. Bousa managed five other registered investment companies with total assets of $41.3 billion (including one with total assets of $30 billion where the advisory firm's fee was based on account performance), four other pooled investment vehicles with total assets of $283 million, and three other accounts with total assets of $566 million.

John C. Keogh manages the bond portion of the Balanced Portfolio; as of December 31, 2006, the Portfolio held assets of $1.4 billion. As of December 31, 2006, Mr. Keogh managed seven other registered investment companies with total assets of $21.7 billion (including one with total assets of $15.2 billion where the advisory firm's fee was based on account performance) and 25 other accounts with total assets of $2.3 billion.

 Earl E. McEvoy manages the High Yield Bond Portfolio, which, as of December 31, 2006, held assets of $260 million. As of December 31, 2006, Mr. McEvoy managed four other registered investment companies with total assets of $22.6 billion (including one with total assets of $7.6 billion where the advisory firm's fee was based on account performance, one other pooled investment vehicle with total assets of $743 million, and 15 other accounts with total assets of $610 million.

2. MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the Portfolios generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Portfolios. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio's holdings.

 The Investment Professionals make investment decisions for the relevant portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the relevant Portfolio may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Portfolio to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Portfolios' Investment Professionals may hold shares or investments in other pooled investment vehicles and other accounts identified above.
 Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single portfolio, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professionals' various client mandates.

3. DESCRIPTION OF COMPENSATION

Each Portfolio pays Wellington Management a fee based on the assets under management of each Portfolio as set forth in the Investment Agreements between Wellington Management and Vanguard Variable Insurance Funds with respect to each Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Portfolios.

 Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each investment professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other investment professionals are determined by the investment professional's experience and performance in their role as an investment professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the investment professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. The overall revenues paid to Wellington Management vary with the performance of the Balanced Portfolio relative to the S&P 500 Index/Lehman Brothers Credit A or Better Bond Index. Incentive payments made to Mr. Bousa relating to the Balanced Portfolio are additionally linked to the net pre-tax performance of the equity portion of the Balanced Portfolio compared to the S&P 500 Index over one- and three-year periods, with an emphasis on three-year results. The overall revenues paid to Wellington Management vary with the performance of the Equity Income Portfolio relative to the Lipper Equity Income Average. Incentive payments made to Mr. Ryan relating to the Equity Income Portfolio are additionally linked to the net pre-tax performance of the Equity Income Portfolio compared to the same Lipper average over one- and three-year periods, with an emphasis on three-year results. The incentives paid to the Investment Professionals are based solely on the revenues earned by Wellington Management from the Portfolios and are not directly linked to the performance of the accounts. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, or rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Mr. Keogh did not receive an incentive payment linked directly to the Balanced Portfolio during the fiscal year. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some investment professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded, tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Bousa, Keogh, McEvoy, and Ryan are partners of the firm.

VANGUARD

EQUITY INDEX, MID-CAP INDEX, MONEY MARKET, REIT INDEX, SHORT-TERM
INVESTMENT-GRADE, TOTAL BOND MARKET INDEX, AND TOTAL STOCK MARKET INDEX
PORTFOLIOS

The Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, and Total Bond Market Index Portfolios receive investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by Vanguard. The investment management staff is supervised by the senior officers of the Fund. Vanguard's Fixed Income Group provides advisory services for the Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, and Vanguard's Quantitative Equity Group provides advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios.

 During the fiscal years ended December 31, 2004, 2005, and 2006, the Portfolios managed by Vanguard incurred expenses for investment advisory services in the following amounts:




                        FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
PORTFOLIO                      12/31/2004         12/31/2005         12/31/2006
---------                      ----------         ----------         ----------
Equity Index Portfolio           $ 78,000            $90,000            $57,000
Mid-Cap Index Portfolio            78,000             79,000             45,000
Money Market Portfolio            106,000             96,000             91,000
REIT Index Portfolio               78,000             76,000             42,000
Short-Term Investment-Grade        51,000             44,000             32,000
 Portfolio
Total Bond Market Index Portfolio  72,000             75,000             68,000


 Vanguard also provides advisory services for the Total Stock Market Index Portfolio, a fund of funds, by (1) maintaining the Portfolio's allocation to its two underlying investments, Vanguard Extended Market Index Fund and Vanguard Variable Insurance Fund Equity Index Portfolio, and (2) by providing advisory services to those two underlying funds. During the fiscal years ended December 31, 2004, 2005, and 2006, the underlying funds incurred expenses for investment advisory services in the following amounts:


                        FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
UNDERLYING FUND                12/31/2004         12/31/2005         12/31/2006
---------------                ----------         ----------         ----------
Vanguard Extended                $125,000           $179,000           $157,000
 Market Index Fund
Vanguard Variable                  78,000             90,000             57,000
 Insurance Fund Equity
 Index Portfolio



1. OTHER ACCOUNTS MANAGED

Ryan E. Ludt manages the Equity Index Portfolio, which, as of December 31, 2006, held assets of $2.2 billion. As of December 31, 2006, Mr. Ludt managed six other registered investment companies with total assets of $2.6 billion and one other pooled investment vehicle with total assets of $3.0 billion.

 Donald M. Butler manages the Mid-Cap Index Portfolio; as of December 31, 2006, the Portfolio held assets of $797 million. As of December 31, 2006, Mr. Butler managed five other registered investment companies with total assets of $96.6 billion and one other pooled investment vehicle with total assets of $201 million.

 John C. Lanius manages the Money Market Portfolio; as of December 31, 2006, the Portfolio held assets of $1.3 billion. As of December 31, 2006, Mr. Lanius managed one other registered investment company with total assets of $128 million and one other pooled investment vehicle with total assets of $17.5 billion.

 Gerard C. O'Reilly manages the REIT Index Portfolio; as of December 31, 2006, the Portfolio held assets of $645 million. As of December 31, 2006, Mr. O'Reilly managed seven other registered investment companies with total assets of $123.8 billion and three other pooled investment vehicles with total assets of $2.5 billion.

 Gregory S. Nassour manages the Short-Term Investment-Grade Portfolio; as of December 31, 2006, the Portfolio held assets of $401 million. Mr. Nassour managed one other pooled investment vehicle with total assets of $794 million.

 Joshua C. Barrickman manages the Total Bond Market Index Portfolio; as of December 31, 2006, the Portfolio held assets of $1 billion. As of December 31, 2006, Mr. Barrickman managed three other pooled investment vehicles with total assets of $774 million.

 Duane F. Kelly manages the Total Stock Market Index Portfolio; as of December 31, 2006, the Portfolio held assets of $473 million. As of December 31, 2006, Mr. Kelly managed 15 other registered investment companies with total assets of $57.1 billion and two other pooled investment vehicles with total assets of $1.1 billion.

2. MATERIAL CONFLICTS OF INTEREST

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. DESCRIPTION OF COMPENSATION


The named portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard funds. As of December 31, 2006, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

 A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the Short-Term Investment-Grade Portfolio, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For the Equity Index, Mid-Cap Index, REIT Index, Total Bond Market Index, and Total Stock Market Index Portfolios, the performance factor depends on how closely the portfolio manager tracks the Portfolio's benchmark index (Standard & Poor's 500 Index, Morgan Stanley Capital International(R) (MSCI(R)) US Mid Cap 450 Index, MSCI US REIT Index, Lehman Brothers Aggregate Bond Index, and Standard & Poor's Total Market Index, respectively) over a one-year period. For the Equity Income Portfolio, the performance factor depends on how successfully the portfolio manager maintains the risk parameters of the fund and outperforms the relevant peer group that invests in the market sectors in which the fund is permitted to invest over a three-year period. For the Money Market Portfolio, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.

OWNERSHIP OF SECURITIES IN THE PORTFOLIOS

The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the Portfolios that make up the Fund are suitable investments for only a limited subset of investors. The portfolio managers of the Fund do not fit into this subset of investors, and therefore, do not own shares of the Portfolios.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current agreements with AllianceBernstein, Baillie Gifford, Barrow, Hanley, Granahan, GMO, PRIMECAP, Schroders, Wellington Management, and William Blair & Company are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Portfolio's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Portfolio's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Portfolio on sixty (60) days' written notice to the advisor (thirty (30) days' written notice for AllianceBernstein, Baillie Gifford, PRIMECAP, Wellington Management, and William Blair & Company), (2) by a vote of a majority of the Portfolio's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Portfolio.

 The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Fund by Vanguard, will continue in full force and effect until terminated or amended by mutual agreement of the Fund and Vanguard.

                             PORTFOLIO TRANSACTIONS

The advisors decide which securities to buy and sell on behalf of a Portfolio and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Portfolio. The advisor may cause the Portfolio to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, and market data.

 Some securities that are considered for investment by a Portfolio may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of the Portfolio and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

 As of December 31, 2006, each Portfolio held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:



PORTFOLIO               REGULAR BROKER OR DEALER (OR PARENT)        AGGREGATE HOLDINGS
---------               ------------------------------------        ------------------
Balanced Portfolio                 Banc of America Securities LLC          $32,241,000
                                            Barclays Capital Inc.            2,013,000
                                         Bear, Stearns & Co. Inc.            6,444,000
                                    Citigroup Global Markets Inc.           29,772,000
                               Credit Suisse Securities (USA) LLC            3,309,000
                                    Deutsche Bank Securities Inc.            1,966,000
                                             Goldman, Sachs & Co.            2,976,000
                                             Lehman Brothers Inc.            1,505,000
                        Merrill Lynch, Pierce Fenner & Smith Inc.           11,079,000
                                                   Morgan Stanley            7,696,000
                                               UBS Securities LLC           13,888,000
Capital Growth Portfolio                                       --                   --
Diversified Value Portfolio        Banc of America Securities LLC           28,183,000
                                    Citigroup Global Markets Inc.           25,327,000
Equity Income Portfolio            Banc of America Securities LLC           18,605,000
                                    Citigroup Global Markets Inc.           18,169,000
                        Merrill Lynch, Pierce Fenner & Smith Inc.            5,968,000
                                               UBS Securities LLC            8,476,000
Equity Index Portfolio             Banc of America Securities LLC           41,338,000
                                         Bear, Stearns & Co. Inc.            3,294,000
                                    Citigroup Global Markets Inc.           47,186,000
                                             Goldman, Sachs & Co.           14,636,000
                                             Lehman Brothers Inc.            7,138,000
                        Merrill Lynch, Pierce Fenner & Smith Inc.           14,187,000
                                                   Morgan Stanley           14,855,000
Growth Portfolio                    Citigroup Global Markets Inc.            5,388,000
                                             Goldman, Sachs & Co.           14,723,000
                        Merrill Lynch, Pierce Fenner & Smith Inc.            7,164,000
High Yield Bond Portfolio      Credit Suisse Securities (USA) LLC            1,500,000
International Portfolio                     Barclays Capital Inc.            9,805,000
                                    Deutsche Bank Securities Inc.           17,784,000
                                                  UBS Warburg LLC           17,881,000
Mid-Cap Index Portfolio                                        --                   --
Money Market Portfolio             Banc of America Securities LLC           40,000,000
                                            Barclays Capital Inc.           43,000,000
                                    Citigroup Global Markets Inc.            4,000,000
                               Credit Suisse Securities (USA) LLC            4,000,000
                                             Goldman, Sachs & Co.           15,147,000
                                             Lehman Brothers Inc.            7,000,000
                                               UBS Securities LLC           64,120,000
REIT Index Portfolio                                           --                   --




PORTFOLIO               REGULAR BROKER OR DEALER (OR PARENT)        AGGREGATE HOLDINGS
---------               -----------------------------------         ------------------
Short-Term Investment-Grade
Portfolio                          Banc of America Securities LLC           $5,713,000
                                            Barclays Capital Inc.              159,000
                                         Bear, Stearns & Co. Inc.            5,450,000
                                    Citigroup Global Markets Inc.            4,057,000
                               Credit Suisse Securities (USA) LLC            3,343,000
                                    Deutsche Bank Securities Inc.              738,000
                                             Goldman, Sachs & Co.            5,127,000
                                             Lehman Brothers Inc.            3,757,000
                        Merrill Lynch, Pierce Fenner & Smith Inc.            5,240,000
                                                   Morgan Stanley            3,890,000
Small Company Growth Portfolio                          ITG, Inc.              429,000
Total Bond Market Index Portfolio  Banc of America Securities LLC            2,442,000
                                            Barclays Capital Inc.               79,000
                                         Bear, Stearns & Co. Inc.            4,515,000
                                    Citigroup Global Markets Inc.            3,438,000
                               Credit Suisse Securities (USA) LLC            6,592,000
                                    Deutsche Bank Securities Inc.              300,000
                                             Goldman, Sachs & Co.            4,299,000
                                             Lehman Brothers Inc.            2,058,000
                        Merrill Lynch, Pierce Fenner & Smith Inc.            2,338,000
                                                   Morgan Stanley            9,648,000
                                               UBS Securities LLC            3,617,000
Total Stock Market Index Portfolio                             --                   --

BALANCED (BOND PORTION ONLY), HIGH YIELD BOND, MONEY MARKET, SHORT-TERM INVESTMENT-GRADE, AND TOTAL BOND MARKET INDEX PORTFOLIOS

The types of securities in which the money market and bond Portfolios invest are generally purchased and sold through principal transactions, meaning that the Portfolios normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).

 When a Portfolio purchases a newly issued security at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolio to offset the Portfolio's management expenses.

 As previously explained, the types of securities that the Portfolios purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

ALL PORTFOLIOS

During the fiscal years ended December 31, 2004, 2005, and 2006, the Portfolios paid brokerage commissions in the following amounts:


                                                        FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
PORTFOLIO                                                      12/31/2004         12/31/2005         12/31/2006
---------                                                      ----------         ----------         ----------
Balanced Portfolio                                             $  331,000          $ 281,000          $ 328,000
Capital Growth Portfolio                                           95,000             70,000             71,000
Diversified Value Portfolio                                       288,000            515,000            342,000
Equity Income Portfolio                                           166,000            143,000            191,000
Equity Index Portfolio                                             72,000             52,000             54,000
Growth Portfolio                                                  476,000            320,000            339,000
High Yield Bond Portfolio                                               0                  0                  0
International Portfolio                                           638,000          1,053,000          1,482,000
Mid-Cap Index Portfolio                                            47,000             54,000             92,000
Money Market Portfolio                                                  0                  0                  0
REIT Index Portfolio                                               77,000             75,000             55,000
Short-Term Investment-Grade Portfolio                               9,000                  0                  0
Small Company Growth Portfolio                                  1,909,000          1,704,000          1,704,000
Total Bond Market Index Portfolio                                       0                  0                  0

 The Total Stock Market Index Portfolio, which employs a "fund of funds" investment strategy, will purchase and sell the principal portion of its securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying fund. As such, the Portfolio incurs no brokerage commissions.


                            PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.

 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio and other factors.

 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

Good governance starts with a majority-independent board, whose key committees are composed entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board made up of a          Nominated slate results in board made up of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).


B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options, or other performance-linked grants.                             shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)
delivering market-competitive total pay.                                 feature.



B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan make up less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 The funds' positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:



FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.



B. CUMULATIVE VOTING

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 2006, appearing in the Fund's 2006 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                          DESCRIPTION OF BOND RATINGS

THE FOLLOWING ARE EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC.'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:

 AAA--Judged to be of the best quality. They carry the smallest degree of investment risk.

 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

 A--Possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations."

 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

THE FOLLOWING ARE EXCERPTS FROM STANDARD & POOR'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:

 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

 AA--Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.

                                LEGAL DISCLAIMER

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THIS FUND, OWNERS OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

 NO PURCHASER, SELLER OR HOLDER OF THE SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.










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